     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 1, 1999
                                              REGISTRATION NO. 33-87380/811-8912
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A

                             ---------------------

                  REGISTRATION STATEMENT UNDER THE SECURITIES
                                  ACT OF 1933                    [X]
                    Pre-Effective Amendment No.                  [ ]
                    Post-Effective Amendment No. 4               [X]
                                     and/or
                  REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940               [X]
                    Amendment No. 5                              [X]

                             ---------------------

                                AGA SERIES TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                    2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (713) 526-5251
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                             ---------------------

                              NORI L. GABERT, ESQ.
                   AMERICAN GENERAL ANNUITY INSURANCE COMPANY
                    2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                             ---------------------
                                    Copy to:

                          RAYMOND A. O'HARA III, ESQ.
                       BLAZZARD, GRODD & HASENAUER, P.C.
                                 P.O. BOX 5108
                               WESTPORT, CT 06881

                             ---------------------

                    It is proposed that this filing will become effective:
                         [ ] immediately upon filing pursuant to paragraph (b)
                         [ ] on (date) pursuant to paragraph (b)
                         [ ] 60 days after filing pursuant to paragraph (a)(1)
                         [X] on May 1, 1999 pursuant to paragraph (a)(1)
                         [ ] 75 days after filing pursuant to paragraph (a)(2)
                         [ ] on (date) pursuant to paragraph (a)(2) of Rule 485

                             ---------------------

If appropriate, check the following box:

    [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

      TITLE OF SECURITIES BEING REGISTERED: Shares of Beneficial Interest.
================================================================================

                               A.G. SERIES TRUST

                                   PROSPECTUS

                             ---------------------

                               GROWTH PORTFOLIOS

                  CREDIT SUISSE INTERNATIONAL EQUITY PORTFOLIO
                       ("INTERNATIONAL EQUITY PORTFOLIO")

                              ELITEVALUE PORTFOLIO

              STATE STREET GLOBAL ADVISORS GROWTH EQUITY PORTFOLIO
                          ("GROWTH EQUITY PORTFOLIO")

                      VAN KAMPEN EMERGING GROWTH PORTFOLIO
                         ("EMERGING GROWTH PORTFOLIO")

                             ---------------------

                          GROWTH AND INCOME PORTFOLIO

                   CREDIT SUISSE GROWTH AND INCOME PORTFOLIO
                        ("GROWTH AND INCOME PORTFOLIO")

                             ---------------------

                               INCOME PORTFOLIOS

             AMERICAN GENERAL U.S. GOVERNMENT SECURITIES PORTFOLIO
                    ("U.S. GOVERNMENT SECURITIES PORTFOLIO")

              STATE STREET GLOBAL ADVISORS MONEY MARKET PORTFOLIO
                           ("MONEY MARKET PORTFOLIO")

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                                  May 1, 1999

                               A.G. SERIES TRUST

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
COVER PAGE..................................................

WELCOME.....................................................    1

PORTFOLIO FACT SHEETS.......................................    2
     American General U.S. Government Securities
      Portfolio.............................................    2
     Credit Suisse Growth and Income Portfolio..............    4
     Credit Suisse International Equity Portfolio...........    6
     EliteValue Portfolio...................................    8
     State Street Global Advisors Growth Equity Portfolio...   10
     State Street Global Advisors Money Market Portfolio....   12
     Van Kampen Emerging Growth Portfolio...................   14

MORE ABOUT PORTFOLIO INVESTMENTS............................   16
     Equity Securities......................................   16
     Fixed Income Securities................................   16
     Money Market Instruments...............................   16
     Portfolio Turnover.....................................   17
     A Word about Risk......................................   17
     Managing Investment Risk...............................   19

MANAGEMENT OF THE TRUST.....................................   20
     Investment Adviser.....................................   20
     Investment Sub-Advisers................................   20
     Advisory Fees..........................................   21

GENERAL INFORMATION ABOUT THE TRUST.........................   22
     Portfolio Shares.......................................   22
     Net Asset Value........................................   22
     Dividends and Capital Gains............................   22
     Tax Consequences.......................................   22

FINANCIAL HIGHLIGHTS........................................   23

WELCOME
--------------------------------------------------------------------------------

This Prospectus provides important information about the A.G. Series Trust (the "Trust") and its seven Portfolios. A.G. Investment Advisory Services Inc. (the "Adviser") serves as the investment adviser for all seven Portfolios and employs sub-advisers to assist it in managing six of them.

Individuals can't invest in the shares of the Portfolios directly. Instead they participate through variable annuity contracts ("Contracts") issued by American General Annuity Insurance Company (the "Company"). You can participate either through a Contract that you purchase yourself or through a Contract purchased by your employer.

Through your participation in the Contracts, you indirectly participate in Portfolio earnings or losses, in proportion to the amount of money you invest. Depending on your Contract, if you withdraw your money before retirement, you may incur charges and additional tax liabilities. However, to save for retirement, you generally should let your investments and their earnings build. At retirement, you may withdraw all or a portion of your money, leave it until you need it, or start receiving annuity payments. At a certain age you may be required to begin withdrawals. For further information about your Contract, please refer to your Contract prospectus.

The Contracts are sold by banks. An investment in a Portfolio of the Trust through a Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

A WORD ABOUT THE PORTFOLIOS

The Portfolios offered in this Prospectus fall into three general investment categories: growth, growth and income and income.

GROWTH CATEGORY

The goal of a Portfolio in the growth category is to increase the value of your investment over the long term by investing mostly in stocks. Stocks are a type of investment that can increase in value over a period of years. Companies sell stock to get the money they need to grow. These companies often keep some of their profits to reinvest in their business. As they grow, the value of their stock may increase. This is how the value of your investment may increase.

The Trust's Growth Category includes:
    EliteValue Portfolio
    Emerging Growth Portfolio
    Growth Equity Portfolio
    International Equity Portfolio

GROWTH AND INCOME CATEGORY

The goal of a Portfolio in the growth and income category is to increase the value of your investment over the long term and to provide income. Portfolios in the growth and income category seek to conserve the value of your initial investment and promote long-term growth and income by investing in equity securities and income producing securities.

The Trust's Growth and Income Category includes:
    Growth and Income Portfolio

INCOME CATEGORY

Unlike Portfolios in the growth category, where the objective is to make the Portfolio's investments increase in value, Portfolios in the income category try to keep the value of their investments from falling, while providing an increase in the value of your investment through the income earned on the Portfolio's investments. To meet this objective, a Portfolio in the income category buys investments that are expected to pay interest to the Portfolio on a regular basis.

The Trust's Income Category includes:
    Money Market Portfolio
    U.S. Government Securities Portfolio

AMERICAN GENERAL               -------------------------------------------------
U.S. GOVERNMENT                Investment Adviser:      A.G. INVESTMENT ADVISORY
SECURITIES PORTFOLIO                                    SERVICES, INC.
                               -------------------------------------------------
Fact Sheet                     Investment Category:     INCOME
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

A high level of current income.

INVESTMENT STRATEGY

The Portfolio will invest primarily in fixed income securities and mortgage-backed securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities and collateralized mortgage obligations backed by such securities.

The Adviser uses a quantitative relative value approach which emphasizes total return in the selection of securities.

                                     Percent of
      Primary Investments          Total Assets*
--------------------------------------------------
U.S. Treasury obligations, U.S.   At least 80%
  Government securities,
  mortgage backed securities
  guaranteed by the Government
  National Mortgage Association
  ("GNMA"), the Federal National
  Mortgage Association ("FNMA"),
  the Federal Home Loan Mortgage
  Corporation ("FHLMC"),
  collateralized mortgage
  obligations for which the
  underlying securities include
  the above and repurchase
  agreements collateralized by
  any of the foregoing
--------------------------------------------------
U.S. dollar-denominated           Up to 20%
  corporate debt securities of
  U.S. and foreign issuers rated
  "A" or better by Moody's
  Investors Service, Inc.
  ("Moody's") or Standard &
  Poor's Corporation ("S&P") or
  of comparable quality
--------------------------------------------------

 *  At time of purchase

INVESTMENT RISKS

The principal risks of investing in the Portfolio are:

Market Risk: the risk that the value of the securities purchased by the Portfolio will decline as a result of economic, political or market conditions or an issuer's financial circumstances.

Credit Risk: the risk that an issuer of a fixed income security owned by the Portfolio may be unable to make interest or principal payments.

Interest Rate Risk: the risk that fluctuations in interest rates may affect the value of the Portfolio's interest-paying fixed income securities.

Prepayment Risk: the risk that issuers of fixed income securities will make prepayments earlier than anticipated during periods of falling interest rates requiring the Portfolio to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through to the Portfolio.

For more information
about each type of
investment, please
read the section in
this prospectus called
"MORE ABOUT PORTFOLIO
INVESTMENTS."

--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The performance information presented herein is intended to help you evaluate the potential risks and rewards of an investment in the Portfolio by showing changes in the Portfolio's performance and comparing the Portfolio's performance with the performance of the U.S. Treasury -- 1-10 Year Index. How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

This chart illustrates the Portfolio's annual returns for the last two years. Charges imposed by the variable annuity contracts that invest in the U.S. Government Securities Portfolio are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below.

                                    [CHART]

                          8.89%                  7.49%
                          -----                  -----
                          1997                   1998


The highest quarterly return for the Portfolio from January 1, 1997 to December 31, 1998 was 3.72% (for the quarter ending September 30, 1998) and the lowest quarterly return was 0.10% (for the quarter ending December 31, 1998).

This table compares the Portfolio's average annual returns to the returns of the U.S. Treasury -- 1-10 Year Index for 1 calendar year and since inception.

--------------------------------------------------------------------------------
(through December 31, 1998)
--------------------------------------------------------------------------------
                                                                 Since Inception
                                                   1 Year           (02/06/96)
U.S. Government Securities Portfolio              7.49%               6.79%
U.S. Treasury -- 1-10 Year Index                  8.49%               7.38%
--------------------------------------------------------------------------------

                               -------------------------------------------------
CREDIT SUISSE GROWTH           Investment Sub-Adviser:  CREDIT SUISSE ASSET
AND INCOME PORTFOLIO                                    MANAGEMENT
                               -------------------------------------------------
Fact Sheet                     Investment Category:     GROWTH AND INCOME
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

Long term growth of capital, current income and growth of income, consistent with reasonable investment risk.

INVESTMENT STRATEGY

The Portfolio will invest primarily in equity securities, fixed income securities and cash instruments. The amount of the Portfolio's investment in each type of security varies, from time-to-time, depending upon how the Sub-adviser assesses economic conditions and investment opportunities.

Top-Down/Bottom-Up. In selecting equity securities, the Sub-adviser uses a value-oriented approach that combines "top-down" and "bottom-up" elements. This means that the Sub-adviser identifies the "top-down" economic factors most likely to influence the return on equity securities and the industry sectors most likely to grow based on those factors. The "bottom-up" analysis involves the review of individual companies in the industry sectors that the Sub-adviser has identified to assess whether a company has quality management and strong growth potential.

Valuation Analysis. To select fixed income securities for the Portfolio, the Sub-adviser reviews the terms of an instrument and evaluates the creditworthiness of an issuer. The Sub-adviser then performs a valuation analysis to compare the value of certain debt securities to other fixed income securities in terms of their price and yield. Generally, the fixed income portion of the Portfolio is invested consistent with a comparable broad market index, such as the Lehman Brothers Aggregate Bond Index. The average weighted maturity of the fixed income securities that the Sub-adviser purchases for the Portfolio ranges from five to fifteen years.

The Portfolio will be invested in cash and cash equivalent instruments to the extent necessary to achieve its investment objective.

                                                  Percent of
      Primary Investments                        Total Assets*
----------------------------------------------------------------
Equity securities, including                   No more than 65%
  common stock, preferred stock,               and no less than
  rights and warrants                          35%
----------------------------------------------------------------
Fixed income securities,                       No more than 65%
  including bonds, debentures,                 and no less than
  mortgage-backed securities and               35%
  obligations issued or
  guaranteed by the U.S.
  government or its agencies or
  instrumentalities ("U.S.
  Government securities") and
  cash equivalent instruments
----------------------------------------------------------------

  * At time of purchase

INVESTMENT RISKS

The principal risks of investing in the Portfolio are:

Market Risk: the risk that the value of the securities purchased by the Portfolio will decline as a result of economic, political or market conditions or an issuer's financial circumstances.

Credit Risk: the risk that an issuer of a fixed income security owned by the Portfolio may be unable to make interest or principal payments.

Interest Rate Risk: the risk that fluctuations in interest rates may affect the value of the Portfolio's interest-paying fixed income securities.

For more information
about each type of
investment, please
read the section in
this prospectus called
"MORE ABOUT PORTFOLIO
INVESTMENTS."

--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The performance information presented herein is intended to help you evaluate the potential risks and rewards of an investment in the Portfolio by showing changes in the Portfolio's performance and comparing the Portfolio's performance with the performance of the Standard & Poor's 500 Stock Index ("S&P 500 Index"), Lehman Aggregate Bond Index ("Lehman Aggregate") and a composite 50% S&P 500 Index/50% Lehman Aggregate. How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

This chart illustrates the Portfolio's annual returns for each of the last three years. Charges imposed by the variable annuity contracts that invest in the Growth and Income Portfolio are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below.

                                    [CHART]

                 13.82%             22.33%              14.16%
                 ------             ------              ------
                  1996               1997                1998

The highest quarterly return for the Portfolio from January 1, 1996 to December 31, 1998 was 11.15% (for the quarter ending June 30, 1997) and the lowest quarterly return was -4.16% (for the quarter ending September 30, 1998).

This table compares the Portfolio's average annual returns to the returns of the S&P 500 Index, Lehman Aggregate and a composite 50% S&P 500 Index/50% Lehman Aggregate, for 1 calendar year and since inception.

--------------------------------------------------------------------------------
(through December 31, 1998)
--------------------------------------------------------------------------------
                                                              Since Inception
                                               1 Year           (10/20/95)
Growth and Income Portfolio                    14.16%             17.89%
S&P 500 Index                                  28.58%             29.03%
Lehman Aggregate                                8.69%              7.86%
50% S&P Index/ 50% Lehman Aggregate            18.63%             18.45%
--------------------------------------------------------------------------------

CREDIT SUISSE
INTERNATIONAL
EQUITY PORTFOLIO

Fact Sheet

-------------------------------------------------
Investment Sub-Adviser:  CREDIT SUISSE ASSET
                         MANAGEMENT LTD.
-------------------------------------------------
Investment Category:     GROWTH

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

Long term capital appreciation.

INVESTMENT STRATEGY

The Portfolio will invest primarily in equity securities of companies located in at least five foreign countries. The Sub-adviser expects that a majority of the Portfolio's investments will be in equity securities issued by companies located in: Australia, Brazil, Canada, France, Germany, Hong Kong, Italy, Japan, Malaysia, Mexico, the Netherlands, New Zealand, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The Portfolio is not limited with respect to the foreign markets in which it may invest and will also invest in other European, Pacific Rim, African and Latin American markets including developing markets. Developing market countries generally include countries in the initial stages of their industrialization with low per capita income.

In selecting securities for the Portfolio, the Sub-adviser seeks economic and market environments favorable for capital appreciation. The Portfolio's investments in developing countries are made based upon the Sub-adviser's determination that the economic, political and stock markets in those countries are stabilizing or improving.

The Sub-adviser looks for one or more of the following characteristics in selecting foreign companies for investment:
  - earnings growth potential
  - high return on invested capital
  - sound financial and accounting policies
  - overall financial strength
  - strong competitive advantages
  - effective research, product development and marketing
  - strength of management

                                     Percent of
      Primary Investments          Total Assets*
--------------------------------------------------
Equity securities of issuers      At least 65%
  located in at least five
  countries, other than the U.S.
  including, American Depository
  Receipts ("ADRs"), Global
  Depository Receipts ("GDRs"),
  European Depository Receipts
  ("EDRs"), International
  Depository Receipts ("IDRs"),
  common stock, preferred stock,
  convertible securities,
  convertible preferred stock,
  rights and warrants
--------------------------------------------------
Equity securities of issuers      Up to 35%
  located in the U.S.
--------------------------------------------------

 *  At time of purchase

INVESTMENT RISKS

The principal risks of investing in the Portfolio are:

Market Risk: the risk that the value of the securities purchased by the Portfolio will decline as a result of economic, political or market conditions or an issuer's financial circumstances.

Foreign Securities Risks:

  Political Risk: the risk that a change in a foreign government will occur and that the assets of a company in which the Portfolio has invested will be affected.

  Currency Risk: the risk that a foreign currency will decline in value. The Portfolio generally will trade in currencies other than the U.S. dollar. An increase in the value of the U.S. dollar relative to a foreign currency will adversely affect the value of the Portfolio.

  Liquidity Risk: foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.

  Limited Information Risk: the risk that foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist.

  Developing Country Risk: the risks associated with investment in foreign securities are heightened in connection with investments in the securities of issues in developing countries, as these markets are generally more volatile than the markets of developed countries.

  Settlement and Clearance Risk: the risks associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.

For more information
about each type of
investment, please
read the section in
this prospectus called
"MORE ABOUT PORTFOLIO
INVESTMENTS."

--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The performance information presented herein is intended to help you evaluate the potential risks and rewards of an investment in the Portfolio by showing changes in the Portfolio's performance and comparing the Portfolio's performance to the performance of the Morgan Stanley Composite Index -- EAFE. How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

This chart illustrates the Portfolio's annual returns for each of the last three years. Charges imposed by the variable annuity contracts that invest in the International Equity Portfolio are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below.

                                    [CHART]

                 16.50%              4.30%              -0.86%
                 ------             ------              ------
                  1996               1997                1998

The highest quarterly return for the Portfolio from January 1, 1996 to December 31, 1998 was 14.25% (for the quarter ending December 31, 1998) and the lowest quarterly return was -18.28% (for the quarter ending September 30, 1998).

This table compares the Portfolio's average annual returns to the returns of the Morgan Stanley Composite Index -- EAFE for 1 calendar year and since inception.

-----------------------------------------------------------------
(through December 31, 1998)
-----------------------------------------------------------------
                                                  Since Inception
                                         1 Year     (10/20/95)
International Equity Portfolio           -0.86%         7.27%
Morgan Stanley Composite Index -- EAFE   20.00%        10.82%
-----------------------------------------------------------------

                               -------------------------------------------------
ELITEVALUE PORTFOLIO           Investment Sub-Adviser:  OPCAP ADVISORS
                               -------------------------------------------------
Fact Sheet                     Investment Category:     GROWTH
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

Growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on the Sub-adviser's assessment of the relative outlook for such investments.

INVESTMENT STRATEGY

The Portfolio will invest primarily in the equity securities of companies that the Sub-adviser believes are undervalued in relation to their assets or earnings. The Sub-adviser generally intends to invest in equity securities of companies that possess one or more of the following characteristics:

  - undervalued assets
  - valuable consumer or commercial franchises
  - securities valuation below peer companies
  - substantial and growing cash flow
  - favorable book to price ratio

To a lesser extent, the Sub-adviser will invest in the securities of companies with a market capitalization of less than $1 billion.

The Portfolio also may invest in fixed income securities and foreign securities. The foreign markets in which the Portfolio may invest include developing markets. Developing market countries generally include countries in the initial stages of their industrialization with low per capita income.

There is no minimum or maximum percentage of the Portfolio's assets that may be invested in each type of security. The Sub-adviser allocates the Portfolio's investments among equity securities, fixed income securities and foreign securities based upon the Sub-adviser's evaluation of economic and market trends and its assessment of the value to be earned from each type of security at any given time.

                                                             Percent of
      Primary Investments                                   Total Assets*
--------------------------------------------------------------------------------
Equity securities, including                                No minimum or
  common stock, preferred stock,                            maximum
  convertible securities, rights
  and warrants
--------------------------------------------------------------------------------
Foreign securities listed on an                             No minimum or
  exchange, represented by ADRs                             maximum
  listed on an exchange or
  traded in over-the-counter
  markets
--------------------------------------------------------------------------------
Fixed income securities,                                    No minimum or
  including intermediate to long                            maximum
  term investment grade
  corporate debt,
  mortgage-backed securities and
  U.S. Government securities
--------------------------------------------------------------------------------
Cash and money market                                       No minimum or
  instruments, including U.S.                               maximum
  Government securities,
  certificates of deposit,
  short-term investment grade
  corporate bonds, short term
  securities and repurchase
  agreements
--------------------------------------------------------------------------------

 *  At time of purchase

INVESTMENT RISKS

The principal risks of investing in the Portfolio are:

Market Risk: the risk that the value of the securities purchased by the Portfolio will decline as a result of economic, political or market conditions or an issuer's financial circumstances.

Small Capitalization Company Risk: the risk that smaller companies may be subject to more abrupt or erratic market movements than securities of larger, more established companies or markets, generally.

Credit Risk: the risk that an issuer of a fixed income security owned by the Portfolio may be unable to make interest or principal payments.

Interest Rate Risk: the risk that fluctuations in interest rates may affect the value of the Portfolio's interest-paying fixed income securities.

Prepayment Risk: the risk that issuers of fixed income securities will make prepayments earlier than anticipated during periods of falling interest rates requiring the Portfolio to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through to the Portfolio.

Foreign Securities Risks:

  Political Risk: the risk that a change in a foreign government will occur and that the assets of a company in which the Portfolio has invested will be affected.

  Currency Risk: the risk that a foreign currency will decline in value. The Portfolio generally will trade in currencies other than the U.S. dollar. An increase in the value of the U.S. dollar relative to a foreign currency will adversely affect the value of the Portfolio.

  Liquidity Risk: foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.

  Limited Information Risk: the risk that foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist.

  Developing Country Risk: the risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing countries, as these markets are generally more volatile than the markets of developed countries

  Settlement and Clearance Risk: the risks associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.

For more information
about each type of
investment, please
read the section in
this prospectus called
"MORE ABOUT PORTFOLIO
INVESTMENTS."

--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The performance information presented herein is intended to help you evaluate the potential risks and rewards of an investment in the Portfolio by showing changes in the Portfolio's performance and comparing the Portfolio's performance with the performance of the S&P 500 Index and the Lipper Flexible Portfolio Funds Index ("Lipper Flex"). How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

This chart illustrates the Portfolio's annual return for the last three years. Charges imposed by the variable annuity contracts that invest in the EliteValue Portfolio are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below.

                                    [CHART]

                 26.70%             21.08%               6.72%
                 ------             ------              ------
                  1996               1997                1998

The highest quarterly return for the Portfolio from January 2, 1996 to December 31, 1998 was 11.70% (for the quarter ending June 30, 1997) and the lowest quarterly return was -14.02% (for the quarter ending September 30 1998).

This table compares the Portfolio's average annual returns to the returns of the S&P 500 Index and the Lipper Flex for 1 calendar year and since inception.

--------------------------------------------------------------------------------
(through December 31, 1998)
--------------------------------------------------------------------------------
                                                             Since Inception
                                         1 Year                (01/02/96)
EliteValue Portfolio                      6.72%                  17.86%
S&P 500 Index                            28.58%                  16.27%
Lipper Flex                              16.52%                  16.27%
--------------------------------------------------------------------------------

STATE STREET GLOBAL            -------------------------------------------------
ADVISORS GROWTH EQUITY         Investment Sub-Adviser:  STATE STREET GLOBAL
PORTFOLIO                                               ADVISORS
                               -------------------------------------------------
Fact Sheet                     Investment Category:     GROWTH
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

Total returns that exceed, over time, the Standard & Poor's 500(TM) Composite Stock Price Index ("Index") through investment in equity securities.

INVESTMENT STRATEGY

The Sub-adviser chooses securities for the Portfolio based on an analytical model that the Sub-adviser has developed. The model measures a security by "value" and "Wall Street sentiment." The value of a security is measured by comparing a company's assets, the projected growth of its earnings and its cash flow with its stock price. Wall Street sentiment measures the earnings estimates and rankings issued by Wall Street analysts with respect to a particular company. These measures are combined to create a single score and equity securities are ranked by their score.

The Portfolio invests in equity securities issued by companies in a particular industry, or economic sector, in similar proportions as the Index. The Sub-adviser believes that maintaining these levels will protect the Portfolio from unnecessary exposure to external factors, including the direction of the economy, interest rates, energy prices and inflation.

                                                             Percent of
      Primary Investments                                   Total Assets*
------------------------------------------------------------------------------
Equity securities of U.S.                                   At least 65%
  issuers
------------------------------------------------------------------------------
Repurchase agreements, reverse                              Up to 25%
  repurchase agreements, forward
  commitments, when-issued
  transactions
------------------------------------------------------------------------------

 *  At time of purchase

INVESTMENT RISK

The principal risk of investing in the Portfolio is:

Market Risk: the risk that the value of the securities purchased by the Portfolio will decline as a result of economic, political or market conditions or an issuer's financial circumstances.

For more information
about each type of
investment, please
read the section in
this prospectus called
"MORE ABOUT PORTFOLIO
INVESTMENTS."

--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The performance information presented herein is intended to help you evaluate the potential risks and rewards on investments in the Portfolio by showing changes in the Portfolio's performance and comparing the Portfolio's performance with the performance of the S&P 500 Index. How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

This chart below illustrates the Portfolio's annual returns for each of the last three years. Charges imposed by the variable annuity contracts that invest in the Growth Equity Portfolio are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below.

                                    [CHART]

                 21.36%             31.67%              21.60%
                 ------             ------              ------
                  1996               1997                1998

The highest quarterly return for the Portfolio from January 1, 1996 to December 31, 1998 was 21.43% (for the quarter ending December 31, 1998) and the lowest quarterly return was -13.55% (for the quarter ending September 30, 1998).

This table compares the Portfolio's average annual returns to the returns of the S&P 500 Index for 1 calendar year and since inception.

------------------------------------------------------------------
                   (through December 31, 1998)
------------------------------------------------------------------
                                                        Since
                                                      Inception
                                          1 Year     (10/20/95)
Growth Equity Portfolio                   21.60%        24.40%
S&P 500 Index                             28.58%        28.33%
------------------------------------------------------------------

STATE STREET GLOBAL
ADVISORS MONEY MARKET
PORTFOLIO

Fact Sheet

-------------------------------------------------
Investment Sub-Adviser:  STATE STREET GLOBAL
                         ADVISORS
-------------------------------------------------
Investment Category:     INCOME

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

Seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar-denominated securities with remaining maturities of 13 months or less.

INVESTMENT STRATEGY

The Portfolio invests in high quality money market securities to provide you with current income, and liquidity. The Portfolio limits its investments to securities rated within the top two highest rating categories for short-term fixed income obligations by at least two nationally recognized rating services or unrated securities of comparable investment quality. These eligible securities must mature in 13 months or less and the Portfolio must have a dollar-weighted average portfolio maturity of 90 days or less. The Portfolio's investment practices are designed to minimize any fluctuation in the value of the Portfolio's investments.

The investments this Portfolio may buy include:
  - Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities
  - Asset-backed securities
  - Certificates of deposit and other obligations of U.S. and foreign banks
  - Commercial paper of U.S. and foreign companies
  - Corporate debt obligations with remaining maturities of 13 months or less

INVESTMENT RISKS

The short-term money market securities the Portfolio invests in are high-quality investments posing low credit and interest rate risk. Because the risk to the money you invest is low, the potential for profit is also low.

The principal risks of investing in the Portfolio are:
  - The rate of income varies daily depending on short-term interest rates
  - A significant change in interest rates or a default on a security held by the Portfolio could cause the value of your investment to decline
  - An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency
  - Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio

For more information
about each type of
investment, please
read the section in
this prospectus called
"MORE ABOUT PORTFOLIO
INVESTMENTS."

--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The performance information presented herein is intended to help you evaluate the potential risks and rewards of an investment in the Portfolio by showing changes in the Portfolio's performance and comparing the Portfolio's performance with the performance of the 91-day Treasury Bill Index. How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

This chart illustrates the Portfolio's annual returns for each of the last three years. Charges imposed by the variable annuity contracts that invest in the Money Market Portfolio are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below.

                                        [CHART]

                  5.19%                   5.50%                 5.23%
                 ------                  ------                ------
                  1996                    1997                  1998

The highest quarterly return for the Portfolio from January 1, 1996 to December 31, 1998 was 1.37% (for the quarter ending September 30, 1997) and the lowest quarterly return was 1.18% (for the quarter ending December 31, 1998).

This table compares the Portfolio's average annual returns to the returns of the 91-day Treasury Bill Index for 1 calendar year and since inception.

--------------------------------------------------------------------------------
(through December 31, 1998)
--------------------------------------------------------------------------------
                                                               Since Inception
                                            1 Year                (10/10/95)
Money Market Portfolio                      5.23%                    5.30%
91-day Treasury Bill Index                  4.88%                    5.09%
--------------------------------------------------------------------------------

                               -------------------------------------------------
VAN KAMPEN EMERGING            Investment Sub-Adviser:  VAN KAMPEN ASSET
GROWTH PORTFOLIO                                        MANAGEMENT INC.
                               -------------------------------------------------
Fact Sheet                     Investment Category:     GROWTH
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

Capital appreciation; any ordinary income received from portfolio securities is entirely incidental. This investment objective may be changed by the Trustees without shareholder approval.

INVESTMENT STRATEGY

The Portfolio invests in the equity securities of small and medium-sized companies in the early stages of their life cycles that the Sub-adviser believes have the potential to become major enterprises. These companies may be located in the U.S. and in foreign countries.

The Portfolio also may invest in large companies in "special situations" that may involve new management, special products, mergers or liquidations. The Sub-adviser chooses the Portfolio's investments based on its assessment that a company presents an unusually attractive growth prospect.

                                                     Percent of
      Primary Investments                           Total Assets*
------------------------------------------------------------------------------
Equity securities of U.S. and                       At least 65%
  foreign small and medium sized
  companies, including common
  stocks, preferred stocks,
  convertible securities and
  warrants
------------------------------------------------------------------------------
Foreign securities                                  Up to 20%
------------------------------------------------------------------------------

 *  At time of purchase

INVESTMENT RISKS

The principal risks of investing in the Portfolio are:

Market Risk: the risk that the value of the securities purchased by the Portfolio will decline as a result of economic, political or market conditions or an issuer's financial circumstances.

Small Capitalization Company Risk: the risk that smaller companies may be generally subject to more abrupt or erratic market movements than securities of larger, more established companies.

Foreign Securities Risks:

  Political Risk: the risk that a change in a foreign government will occur and that the assets of a company in which the Portfolio has invested will be affected.

  Currency Risk: the risk that a foreign currency will decline in value. An increase in the value of the U.S. dollar relative to a foreign currency will adversely affect the value of the Portfolio.

  Liquidity Risk: foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.

  Limited Information Risk: the risk that foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist.

  Settlement and Clearance Risk: the risks associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.

For more information
about each type of
investment, please
read the section in
this prospectus called
"MORE ABOUT PORTFOLIO
INVESTMENTS."

--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The performance information presented herein is intended to help you evaluate the potential risks and rewards of an investment in the Portfolio by showing changes in the Portfolio's performance and comparing the Portfolio's performance with the performance of the Russell Mid Cap Growth Index and the Lipper Mid Cap Funds Index. How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

This chart illustrates the Portfolio's annual returns for the last three years. Charges imposed by the variable annuity contracts that invest in the Emerging Growth Portfolio are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below.

                                    [CHART]

                 19.06%             20.45%              37.43%
                 ------             ------              ------
                  1996               1997                1998

The highest quarterly return for the Portfolio from January 2, 1996 to December 31, 1998 was 28.40% (for the quarter ending December 31, 1998) and the lowest quarterly return was -12.30% (for the quarter ending September 30, 1998).

This table compares the Portfolio's average annual returns to the returns of the Russell Mid Cap Growth Index and the Lipper Mid Cap Funds Index for 1 calendar year and since inception.

--------------------------------------------------------------------------------
(through December 31, 1998)
--------------------------------------------------------------------------------
                                                              Since Inception
                                         1 Year                 (02/02/96)
Emerging Growth Portfolio                37.43%                   25.38%
Russell Mid Cap Growth Index             17.86%                   19.81%
Lipper Mid Cap Funds Index               13.92%                   16.49%
--------------------------------------------------------------------------------

MORE ABOUT PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------

EQUITY SECURITIES

Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of the issuing company and on market and economic conditions. Companies sell equity securities to get the money they need to grow.

Stocks are one type of equity security. Generally, there are two types of stocks:

COMMON STOCK -- Each share of common stock represents a part of the ownership of a company. The holder of common stock participates in the growth of a company through increasing stock price and dividends. If a company experiences difficulty, a stock price can decline and dividends may not be paid.

PREFERRED STOCK -- Each share of preferred stock allows the holder to receive a dividend before the common stock shareholders received dividends on their shares.

Other types of equity securities include, but are not limited to, convertible securities, warrants, rights and foreign equity securities such as ADRs, GDRs, EDRs and IDRs.

FIXED INCOME SECURITIES

Fixed income securities include a broad array of short, medium and long term obligations, including notes and bonds. Fixed income securities may have fixed, variable or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Fixed income securities generally involve an obligation of the issuer to pay interest on either a current basis or at the maturity of the security and to repay the principal amount of the security at maturity.

Bonds are one type of fixed income security and are sold by governments on the local, state and federal levels and by companies. Investing in a bond is like making a loan for a fixed period of time at a fixed interest rate. During the fixed period, the bond pays interest on a regular basis. At the end of the fixed period, the bond matures and the investor usually gets back the principal amount of the bond.

Fixed periods to maturity are categorized as:
  - Short-term (generally less than 12 months)
  - Intermediate- or medium-term (one to ten years)
  - Long-term (10 years or more)

COMMERCIAL PAPER -- is a specific type of corporate or short-term note. In fact, it is very short-term, being paid in less than 270 days. Most commercial paper matures in 50 days or less.

MORTGAGE-BACKED SECURITIES -- are securities representing interests in "pools" of mortgage loans securitized by residential or commercial property.

Payments of interest and principal on these securities are generally made monthly, in effect, "passing through" monthly payments made by individual borrowers on the mortgage loans which underlie the securities.

U.S. GOVERNMENT SECURITIES -- are obligations of, or guaranteed by the U.S. Government or its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes, bonds and securities issued by GNMA, are supported by the full faith and credit of the U.S.; other such as securities issued by the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others such as those of FNMA, and FHLMC are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, while still others such as those of the Student Loan Marketing Association, the Tennessee Valley Authority and the Small Business Authority are supported only by the credit of the instrumentality.

Bonds, commercial paper and mortgage-backed securities are not the only types of fixed income securities. Other fixed income securities include, but are not limited to, convertible bonds, debentures and notes, asset-backed securities, certificates of deposit, fixed time deposits, bankers' acceptances, repurchase agreements and reverse repurchase agreements.

MONEY MARKET INSTRUMENTS

All of the Portfolios may invest in high quality money market instruments. A money market instrument is high quality when it is rated in one of the two highest rating categories by S&P or Moody's or another nationally recognized service, or if unrated, deemed high quality by the Adviser or a Sub-adviser.

High quality money market instruments may include:
  - Cash and cash equivalents
  - U.S. Government securities
  - Certificates of deposit or other obligations of U.S. banks with total assets in excess of $1 billion
  - Corporate debt obligations with remaining maturities of 13 months or less

For more
information about
EQUITY SECURITIES,
see the Statement
of Additional
Information.

For more information
about FIXED INCOME
SECURITIES, see the
Statement of
Additional
Information.

For more information
about MONEY MARKET
INSTRUMENTS, see the
Statement of
Additional
Information.

--------------------------------------------------------------------------------

  - Commercial paper sold by corporations and finance companies
  - Repurchase agreements, money market securities of foreign issuers payable in U.S. dollars, asset-backed securities, loan participation and adjustable rate securities
  - Bankers' acceptances
  - Time deposits

FOREIGN SECURITIES

Foreign securities are the equity, fixed income or money market securities of foreign issuers. Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, and fixed income securities issued by foreign governments, corporations and supranational organizations. They also include ADRs, GDRs, IDRs and EDRs.

ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. Bank. GDRs, IDRs and EDRs are receipts evidencing an arrangement with a non-U.S. bank.

PORTFOLIO TURNOVER

Portfolio turnover occurs when a Portfolio sells its investments and buys new ones. In some Portfolios, high portfolio turnover occurs when they engage in frequent trading as part of their investment strategy.

High portfolio turnover may cause a Portfolio's expenses to increase. For example, a Portfolio may have to pay brokerage fees and other related expenses. A portfolio turnover rate of 100% or more a year is considered high. A high rate increases a Portfolio's transaction costs and expenses.

During the last fiscal year, the portfolio turnover rate for each of the Portfolios, other than the Money Market Portfolio, was

                                        Portfolio
         Name of Portfolio            Turnover Rate
---------------------------------------------------
EliteValue Portfolio                        39%
Emerging Growth Portfolio                  107%
Growth and Income Portfolio                151%
Growth Equity Portfolio                    140%
International Equity Portfolio              61%
U.S. Government Securities Portfolio        24%

A WORD ABOUT RISK

As described in the fact sheet for each Portfolio, participation in a Portfolio involves risk -- even the risk that you will receive a minimal return on your investment or the value of your investment will decline. It is important for you to consider carefully the following risks when you allocate purchase payments to the Portfolios.

MARKET RISK

Market risk refers to the loss of capital resulting from changes in the price of investments. Generally, equity securities are considered to be subject to market risk. For example, market risk occurs when the expectations of lower corporate profits in general cause the broad market of stocks to fall in price. When this happens, even though a company may be experiencing a growth in profits, the price of its stock could fall.

CREDIT RISK

Credit risk refers to the risk that an issuer of a fixed income security may be unable to pay principal or interest payments due on the securities. To help the Portfolios' Adviser and Sub-advisers decide which corporate and foreign fixed income securities to buy, they rely on Moody's and S&P (two nationally recognized bond rating services), and on their own research, to lower the risk of buying a fixed income security of a company that may not pay the interest or principal on the fixed income security.

The credit risk of a Portfolio depends on the quality of its investments. Fixed income securities that are rated as investment grade have ratings ranging from AAA to BBB. These fixed income securities are considered to have adequate ability to make interest and principal payments.

INTEREST RATE RISK

Interest rate risk refers to the risk that fluctuations in interest rates may affect the value of interest paying securities in a Portfolio. Fixed income securities such as U.S. Government bonds are subject to interest rate risk. If a Portfolio sells a bond before it matures, it may lose money, even if the bond is guaranteed by the U.S. Government. Say, for example, a Portfolio bought an intermediate government bond last year that was paying interest at a fixed rate of 6%. Now, intermediate government bonds are paying interest at a rate of 7%. If the Portfolio wants to sell the bond paying an interest rate of 6%, it will have to sell it at a discount (and realize a loss) to attract buyers because they can buy new bonds paying an interest rate of 7%.

PREPAYMENT RISK

Many types of fixed income securities, including mortgage backed securities, are subject to prepayment risk. Prepayment risk is the risk that issuers of fixed income securities will make

--------------------------------------------------------------------------------

prepayments earlier than anticipated during periods of falling interest rates requiring a Portfolio to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through to the Portfolio. Securities subject to prepayment risk also pose a potential for loss when interest rates rise. Rising interest rates may cause prepayments to occur at a slower rate than expected thereby lengthening the maturity of the security and making it more sensitive to interest rate changes.

RISKS ASSOCIATED WITH FOREIGN SECURITIES

A foreign security is a security issued by an entity domiciled or incorporated outside of the U.S. Among the principal risks of owning foreign securities are:

  Political Risk: the risk that a change in a foreign government will occur and that the assets of a company in which the Portfolio has invested will be affected. In some countries there is the risk that the government may take over the assets or operations of a company and or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

  Currency Risk: the risk that a foreign currency will decline in value. As long as a Portfolio holds a security denominated in a foreign currency, its value will be affected by the value of that currency relative to the U.S. dollar. An increase in the value of the U.S. dollar relative to a foreign currency will adversely affect the value of the Portfolio.

  Liquidity Risk: foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

  Limited Information Risk: the risk that less government supervision of foreign markets may occur. Foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices that apply to U.S. issuers. In addition, less public information about their operations may exist.

  Developing Country Risk: the risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing countries. Developing countries are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. Although the markets of developing countries offer higher rates of return, they also pose additional risks to investors, including immature economic structures, national policies restricting investments by foreigners and different legal systems.

  Settlement and Clearance Risk: the risks associated with the different clearance and settlement procedures that are utilized in certain foreign markets. In certain foreign markets, settlements may be unable to keep pace with the volume of securities transactions, which may cause delays. If there is a settlement delay, a Portfolio's assets may be uninvested and not earning returns. A Portfolio also may miss investment opportunities or be unable to dispose of a security because of these delays.

YEAR 2000 RISK

Like other mutual funds, financial and business organizations and individuals around the world, the Trust could be adversely affected if the computer systems of the Adviser and the sub-advisers and other service providers, over which the Trust may have no control, do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly referred to as the "Year 2000 Problem." The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses. The Adviser is also seeking assurances that its sub-advisers and other service providers are taking similar steps as well. However, it is impossible to know exactly how the Year 2000 Problem will affect the administration of the Trust, performance of the Trust's portfolios or securities markets in general.

MANAGING INVESTMENT RISKS

In pursuing their investment objectives, each Portfolio assumes investment risk. The Portfolios try to limit their investment risk by diversifying their investment portfolios across different industry sectors.

--------------------------------------------------------------------------------

INVESTMENT LIMITATIONS

The Portfolios have adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval and are designed to limit your investment risk and maintain investment portfolio diversification. Each Portfolio may not:

  - Invest more than 5% of its assets in any one issuer (other than U.S. Government securities)
  - Invest more than 25% of its assets in any one industry (except with respect to obligations of U.S. banks in the case of the Money Market Portfolio)
  - Borrow money, except as a temporary measure

DEFENSIVE INVESTMENT STRATEGY

Under normal market conditions, none of the Portfolios, other than the Money Market Portfolio, intend to have a substantial portion of its assets invested in cash or money market instruments, though the U.S. Government Securities Portfolio will have a substantial portion of its assets in U.S. Government securities. When the Adviser or a Sub-adviser determines that adverse market conditions exist, a Portfolio may adopt a temporary defensive posture and invest entirely in cash and money market securities. When a Portfolio is invested in this manner, it may not be able to achieve its investment objective.

HEDGING STRATEGIES

Each Portfolio may use investment strategies to limit the risk of price fluctuations and preserve capital. The strategies used by all the Portfolios, other than the Money Market Portfolio, include financial futures contracts, options on financial futures and options on broad market indices. The Growth Equity Portfolio and the U.S. Government Securities Portfolio may use options on securities as well.

The International Equity Portfolio may purchase and sell foreign currencies on a spot basis in connection with the settlement of transactions traded in such foreign currencies. The International Equity Portfolio may also hedge the risks associated with its investments by entering into forward foreign currency contracts and foreign currency futures and options contracts, generally in anticipation of making investments in companies whose securities are denominated in those currencies.

MANAGEMENT OF THE TRUST
--------------------------------------------------------------------------------

INVESTMENT ADVISER

The Adviser (formerly, AGA Investment Advisory Services, Inc. and prior to that, WNL Investment Advisory Services, Inc.), a Delaware corporation, has been in the investment advisory business since 1994. The Adviser, as of December 31, 1998, had over $71 million in assets under management. The Adviser has been the Investment Adviser for the Portfolios that comprise the Trust since their inception.

The Adviser is an indirect subsidiary of Western National Corporation, a Delaware corporation. Effective February 25, 1998, Western National Corporation became a wholly owned subsidiary of AGC Life Insurance Company, a Missouri domiciled life insurer and a wholly owned subsidiary of American General Corporation, a Texas corporation.

The Adviser is a member of the American General Corporation group of companies. The American General Corporation group of companies is a leading provider of retirement services, life insurance and consumer loans. Members of the American General Corporation group of companies operate in each of the 50 states and Canada.

The Adviser oversees the Portfolios' day-to-day operations and supervises the purchase and sale of Portfolio investments. The Adviser employs Investment Sub-advisers to make investment decisions for six of the Portfolios.

Leon A. Olver, C.F.A. is responsible for the day-to-day management of the U.S. Government Securities Portfolio. Prior to joining the Adviser, Mr. Olver worked for First Heights Bank, Houston, Texas; he was Vice President, Assistant Treasurer 1991 to 1994; and Vice President, Treasurer from 1994 to 1995. Mr. Olver currently is Vice President and Investment Officer for American General Series Portfolio Company and Vice President of US LIFE Income Fund, Inc.

The Adviser serves in its capacity as Investment Adviser through an investment advisory agreement it enters into with the Trust. The Investment Advisory Agreement provides for the Trust to pay all expenses not specifically assumed by the Adviser. Examples of expenses paid by the Trust include transfer agency fees, custodial fees, the fees of outside legal and auditing firms. The Trust allocates these expenses to each Portfolio in a manner approved by the Trustees. The Investment Advisory Agreement is renewed each year by the Trustees.

One Investment Advisory Agreement dated April 21, 1995 covers all seven Portfolios.

INVESTMENT SUB-ADVISERS

For six of the Portfolios, the Adviser works with Investment Sub-advisers, financial service companies that specialize in certain types of investing. However, the Adviser still retains ultimate responsibility for managing these Portfolios. The Sub-advisers' role is to make investment decisions for these six Portfolios according to the Portfolios' investment objectives and restrictions.

The Sub-Advisers are:

CREDIT SUISSE ASSET MANAGEMENT ("CSAM OF NEW YORK")

CSAM of New York is the Sub-adviser for the Growth and Income Portfolio. CSAM of New York is a diversified asset manager, handling global equity, balanced, fixed-income, and derivative securities accounts for private individuals, as well as corporate pension and profit-sharing plans, state pension funds, union funds, endowments, and other charitable institutions. CSAM of New York, together with its predecessor firms, has been engaged in the investment advisory business for more than 60 years. As of December 31, 1998, CSAM of New York had approximately $39 billion in assets under management.

The CSAM of New York Domestic Equity Management Team manages the equity portion of the Growth and Income Portfolio and the CSAM of New York Fixed-Income Management Team manages the fixed income portion of the Growth and Income Portfolio.

CREDIT SUISSE ASSET MANAGEMENT, LTD. ("CSAM") CSAM is the Sub-adviser for the International Equity Portfolio. CSAM has been offering diverse global fixed-income and equity investment strategies for institutional clients in more than 45 countries worldwide since 1983 and, until June 1995, under the name CS First Boston Investment Management Limited. Clients include central banks and other government entities, insurance companies, pension funds, multinational corporations, commercial banks, and other institutions. As of December 31, 1998, CSAM had approximately $39 billion in assets under management.

Glenn Wellman, Managing Director and head of Global Equity Portfolio Management for the Sub-adviser, is responsible for the day-to-day management of the International Equity Portfolio.

THE ADVISER'S
PRINCIPAL OFFICES are
located at 2929 Allen
Parkway, Houston,
Texas 77019.

CSAM OF NEW
YORK'S PRINCIPAL
OFFICES are located at
One Citicorp Center,
153 East 53rd Street,
New York, New York
10022.

CSAM'S PRINCIPAL
OFFICES are located at
Beaufort House,
15 St. Botolph
Street,
London, England.

--------------------------------------------------------------------------------

Mr. Wellman joined the Sub-adviser in 1993. Prior to joining the Sub-adviser, Mr. Wellman spent 14 years with Alliance Capital Limited, most recently as chief investment officer, with responsibility for developing the firm's global equity management practice.

OPCAP ADVISORS ("OPCAP")

OpCap is the Sub-Adviser for the EliteValue Portfolio. OpCap is a majority-owned subsidiary of Oppenheimer Capital, a registered investment adviser whose employees perform portfolio management services for the EliteValue Portfolio. Oppenheimer Capital has operated as an investment adviser since 1968, and as of December 31, 1998, had approximately $62.5 billion in assets under management.

Richard J. Glasebrook II is responsible for the day-to-day management of the EliteValue Portfolio. Mr. Glasebrook is a managing director of Oppenheimer Capital. He joined Oppenheimer Capital in 1991.

STATE STREET GLOBAL ADVISORS

State Street Global Advisors is the Sub-adviser for the Growth Equity Portfolio and the Money Market Portfolio. State Street Global Advisors is the investment management division of State Street Bank and Trust Company, one of the largest providers of securities processing and recordkeeping services for U.S. mutual funds and pension funds. Through its offices in the United States, London, Sydney, Hong Kong, Tokyo, Toronto, Luxembourg, Melbourne, Montreal, and Paris, State Street Global Advisors provides complete global investment management services. State Street Global Advisors had more than $489.7 billion in assets under management as of December 31, 1998.

A committee of the Sub-adviser manages the Growth Equity Portfolio. No one person is primarily responsible for making investment recommendations to that committee.

VAN KAMPEN ASSET MANAGEMENT INC. ("VAN KAMPEN")

Van Kampen is the Sub-adviser for the Emerging Growth Portfolio. Van Kampen advises more than 50 open-end mutual funds, 39 closed-end mutual funds and 2,500 unit investment trusts. As of December 31, 1998, Van Kampen had more than $50 billion in assets under management.

Gary M. Lewis is primarily responsible for the day-to-day management of the Emerging Growth Portfolio. Mr. Lewis has been Senior Vice President of the Sub-adviser since October 1995. Previously, he served as Vice
President-Portfolio Manager of the Sub-Adviser from 1989 to October 1995.

ADVISORY FEES

Each Portfolio pays the Adviser a fee based on its average daily net asset value. A Portfolio's net asset value is the total value of the Portfolio's assets minus any money it owes for operating expenses plus any other liabilities, such as the fee paid to its Custodian to safeguard the Portfolio's investments.

Here is a list of the advisory fees paid by each Portfolio during the most recent fiscal year after expense reimbursement.

                                  Advisory Fee Paid
                                     (as a % of
                                  average daily net
           Portfolio                   assets)
---------------------------------------------------
EliteValue Portfolio                     .65%
Emerging Growth Portfolio                .75%
Growth and Income Portfolio              .75%
Growth Equity Portfolio                  .61%
International Equity Portfolio           .90%
Money Market Portfolio                   .45%
U.S. Government Securities
  Portfolio                             .475%

OPCAP ADVISORS'
PRINCIPAL OFFICES are
located at One World
Financial Center,
200 Liberty Street,
New York,
New York 10281.

STATE STREET GLOBAL
ADVISORS' PRINCIPAL
OFFICES are located at
Two Internation
Place, Boston,
Massachusetts 02110.

VAN KAMPEN ASSET
MANAGEMENT'S PRINCIPAL
OFFICES are located at
One Parkview Plaza,
Oakbrook Terrace,
Illinois 60181.

GENERAL INFORMATION ABOUT THE TRUST
--------------------------------------------------------------------------------

PORTFOLIO SHARES

The Trust offers shares of the Portfolios only to the Company's separate account. As a Contract owner or participant, you do not directly buy shares of a Portfolio. Instead, your purchase payments are applied towards the purchase of units in either a registered or unregistered separate account of the Company. When you or your employer purchases a Contract, you specify which Portfolios you want the separate account to invest your money in, and the separate account buys shares of those Portfolios according to your instructions. Share certificates are not available.

When the separate account buys, sells or transfers shares of the Portfolios, it does not pay any charges related to these transactions.

For more information on how to participate, see your Contract prospectus.

NET ASSET VALUE

HOW NET ASSET VALUE IS CALCULATED

Here is how the Trust calculates the net asset value of each Portfolio's shares:

Step 1:
     Total value of the
     Portfolio's assets*            The Portfolio's
     (including money owed to    =  Total Net Asset
     the fund but not yet           Value
     collected)

-    The Portfolio's
     liabilities (including
     money owed by the
     Portfolio but not yet
     paid)

Step 2:
     The Portfolio's total
     net asset value (from
     Step 1)

/    The total number of the        NET ASSET VALUE
     Portfolio's shares that     =  PER SHARE
     are outstanding.

* The Trust uses the fair market value of Portfolio's investments to calculate the Portfolio's total value. However, it uses the amortized cost method to determine the values of all the Money Market Portfolio's investments and of any other Portfolio's short-term securities maturing within 60 days. The amortized cost method approximates fair market value.

If a Portfolio owns investments that are not sold often or are not sold on any exchange, the Trustees or their delegate will, in good faith, estimate the fair market value of these investments.

WHEN NET ASSET VALUE IS CALCULATED

The Trust calculates the net asset value of each Portfolio's shares at approximately 4 pm EST each day the New York Stock Exchange ("Exchange") is open. (The Exchange is open Monday through Friday but is closed on certain federal and other holidays.) The Trust is closed the day after Thanksgiving even though the Exchange is open.

DIVIDENDS AND CAPITAL GAINS

Net investment income generally includes stock dividends received and bond interest earned less expenses paid by a Portfolio. Each Portfolio pays dividends from its net investment income occasionally. Dividends from net investment income are automatically reinvested for you into additional shares of the Portfolio. The Money Market Portfolio declares dividends daily and pays them monthly.

When a Portfolio sells a security at a profit, a capital gain results. Once a year, each Portfolio pays distributions from capital gains, as long as total capital gains exceed total capital losses. Distributions from capital gains are automatically reinvested for you into additional shares of the Portfolio. The Money Market Portfolio does not anticipate that it will normally realize any long-term capital gains with respect to its Portfolio securities.

TAX CONSEQUENCES

As the owner of a Contract or a participant under your employer's contract, you will not be directly affected by the federal income tax consequences of distributions, sales or redemptions of Portfolio shares. You should consult the prospectus for your Contract for further information concerning the federal income tax consequences to you of investing in the Portfolios.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The Financial Highlights table is intended to help you understand each of the Portfolio's financial performance for the period shown. Certain information reflects financial results for a single Portfolio share. The total return figures in the table represent the rate that an investor would have earned on an investment in the Trust (assuming reinvestment of all dividends and distributions). For the year ended December 31, 1998, Ernst & Young LLP has audited this information and its report and the Trust's financial statements, are included in the Statement of Additional Information, which is available upon request. Other auditors have audited this information for the years ended, December 31, 1997, 1996, and 1995.

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                        AMERICAN GENERAL U.S. GOVERNMENT
                                                             SECURITIES PORTFOLIO*
                                                   ------------------------------------------
                                                       YEAR           YEAR          PERIOD
                                                      ENDED          ENDED          ENDED
                                                   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                       1998           1997          1996**
                                                   ------------   ------------   ------------
NET ASSET VALUE
Net asset value, beginning of period.............     $10.07         $ 9.79         $10.00
                                                      ------         ------         ------
INVESTMENT OPERATIONS
Net investment income(1).........................       0.52           0.57           0.53
Net realized and unrealized gain (loss)..........       0.22           0.28          (0.21)
                                                      ------         ------         ------
Total from investment operations.................       0.74           0.85           0.32
                                                      ------         ------         ------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income............................      (0.54)         (0.57)         (0.53)
                                                      ------         ------         ------
Net realized gains...............................      (0.04)            --             --
Total distributions to shareholders..............      (0.58)         (0.57)         (0.53)
                                                      ------         ------         ------
Net asset value, end of period...................     $10.23         $10.07         $ 9.79
                                                      ======         ======         ======
TOTAL RETURN.....................................       7.49%          8.89%          3.40%(2)
RATIOS AND SUPPLEMENTAL DATA
Expenses to average net assets(3)................       0.53%          0.35%          0.22%(4)
Net investment income to average net assets......       5.95%          6.25%          5.91%(4)
Portfolio turnover rate..........................         24%           615%           297%
Net assets, end of period (000's)................     $8,679         $3,986         $2,347

---------------

 * Prior to March 8, 1999, the American General U.S. Government Securities Portfolio was sub-advised by Salomon Brothers Asset Management, Inc. and known as the Salomon Brothers U.S. Government Securities Portfolio.

** The American General U.S. Government Securities Portfolio commenced operations on February 6, 1996.

(1) Net investment income is after waiver of fees and reimbursement of certain expenses by the Investment Adviser, the Sub-administrator and American General Annuity Insurance Company, an affiliate of the Adviser (see Note 2 to the financial statements). If the Investment Adviser and the Sub-administrator had not waived fees and American General Annuity Insurance Company had not reimbursed expenses for the periods ended December 31, 1998, December 31, 1997, and December 31, 1996, net investment income (loss) per share would have been $0.40, $0.28 and $0.10, respectively, for the American General U.S. Government Securities Portfolio.

(2) Total return represents aggregate total return for the period indicated and is not annualized.

(3) If the Investment Adviser and the Sub-administrator had not waived fees and American General Annuity Insurance Company had not reimbursed expenses for the periods ended December 31, 1998, December 31, 1997, and December 31, 1996, the ratio of operating expenses to average net assets would have been 2.46%, 4.84% and 5.26%, respectively, for the American General U.S. Government Securities Portfolio.

(4) Annualized.

--------------------------------------------------------------------------------

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              CREDIT SUISSE GROWTH AND INCOME PORTFOLIO
                                      ---------------------------------------------------------
                                          YEAR           YEAR           YEAR          PERIOD
                                         ENDED          ENDED          ENDED          ENDED
                                      DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                          1998           1997           1996          1995*
                                      ------------   ------------   ------------   ------------
NET ASSET VALUE
Net asset value, beginning of
  period............................    $ 12.72         $11.04         $10.46         $10.00
                                        -------         ------         ------         ------
INVESTMENT OPERATIONS
Net investment income(1)............       0.27           0.33           0.47           0.14
Net realized and unrealized gain
  (loss)............................       1.52           2.11           0.96           0.51
                                        -------         ------         ------         ------
Total from investment operations....       1.79           2.44           1.43           0.65
                                        -------         ------         ------         ------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...............      (0.28)         (0.33)         (0.47)         (0.14)
Net realized gains..................      (0.34)         (0.43)         (0.38)            --
In excess of net realized gains.....         --             --             --          (0.05)
                                        -------         ------         ------         ------
Total distributions to
  shareholders......................      (0.62)         (0.76)         (0.85)         (0.19)
                                        -------         ------         ------         ------
Net asset value, end of period......    $ 13.89         $12.72         $11.04         $10.46
                                        =======         ======         ======         ======
TOTAL RETURN........................      14.16%         22.33%         13.82%          6.57%(2)
RATIOS AND SUPPLEMENTAL DATA
Expenses to average net assets(3)...       0.81%          0.62%          0.49%          0.12%(4)
Net investment income to average net
  assets............................       3.04%          2.87%          4.65%          6.99%(4)
Portfolio turnover rate.............        151%           191%           217%            75%
Net assets, end of period (000's)...    $16,713         $7,388         $3,145         $2,136

---------------

 * The Credit Suisse Growth and Income Portfolio commenced operations on October 20, 1995.

(1) Net investment income is after waiver of fees and reimbursement of certain expenses by the Investment Adviser, the Sub-administrator and American General Annuity Insurance Company, an affiliate of the Adviser (see Note 2 to the financial statements). If the Investment Adviser and the Sub-administrator had not waived fees and American General Annuity Insurance Company had not reimbursed expenses for the periods ended December 31, 1998, December 31, 1997, December 31, 1996, and December 31, 1995, net investment income (loss) per share would have been $0.16, $0.10, $0.00 and $(0.06), respectively, for the Credit Suisse Growth and Income Portfolio.

(2) Total return represents aggregate total return for the period indicated and is not annualized.

(3) If the Investment Adviser and the Sub-administrator had not waived fees and American General Annuity Insurance Company had not reimbursed expenses for the periods ended December 31, 1998, December 31, 1997, December 31, 1996, and December 31, 1995, the ratio of operating expenses to average net assets would have been 2.01%, 3.26%, 5.15% and 9.95%, respectively, for the Credit Suisse Growth and Income Portfolio.

(4) Annualized.

--------------------------------------------------------------------------------

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                          CREDIT SUISSE INTERNATIONAL EQUITY PORTFOLIO
                                    ---------------------------------------------------------
                                        YEAR           YEAR           YEAR          PERIOD
                                       ENDED          ENDED          ENDED          ENDED
                                    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                        1998           1997           1996          1995*
                                    ------------   ------------   ------------   ------------
NET ASSET VALUE
Net asset value, beginning of
  period..........................     $10.35         $10.67         $10.33         $10.00
                                       ------         ------         ------         ------
INVESTMENT OPERATIONS
Net investment income(1)..........       0.06           0.08           0.15           0.06
Net realized and unrealized gain
  (loss)..........................      (0.15)          0.37           1.56           0.33
                                       ------         ------         ------         ------
Total from investment
  operations......................      (0.09)          0.45           1.71           0.39
                                       ------         ------         ------         ------
DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
Net investment income.............      (0.03)         (0.12)         (0.15)         (0.06)
In excess of net investment
  income..........................         --          (0.20)            --             --
Net realized gains................         --          (0.45)         (0.24)            --
In excess of net realized gains...         --             --          (0.98)            --
                                       ------         ------         ------         ------
Total distributions to
  shareholders....................      (0.03)         (0.77)         (1.37)         (0.06)
                                       ------         ------         ------         ------
Net asset value, end of period....     $10.23         $10.35         $10.67         $10.33
                                       ======         ======         ======         ======
TOTAL RETURN......................      (0.86)%         4.30%         16.50%          3.93%(2)
RATIOS AND SUPPLEMENTAL DATA
Expenses to average net
  assets(3).......................       0.94%          0.77%          0.60%          0.12%(4)
Net investment income to average
  net assets......................       0.53%          0.71%          1.09%          2.89%(4)
Portfolio turnover rate...........         61%             6%            79%             2%
Net assets, end of period
  (000's).........................     $5,996         $4,310         $2,727         $2,083

---------------

 * The Credit Suisse International Equity Portfolio commenced operations on October 20, 1995.

(1) Net investment income is after waiver of fees and reimbursement of certain expenses by the Investment Adviser, the Sub-administrator and American General Annuity Insurance Company, an affiliate of the Adviser (see Note 2 to the financial statements). If the Investment Adviser and the Sub-administrator had not waived fees and American General Annuity Insurance Company had not reimbursed expenses for the periods ended December 31, 1998, December 31, 1997, December 31, 1996, and December 31, 1995, net investment loss per share would have been $(0.19), $(0.29), $(1.25) and $(0.18), respectively, for the Credit Suisse International Equity Portfolio.

(2) Total return represents aggregate total return for the period indicated and is not annualized.

(3) If the Investment Adviser and the Sub-administrator had not waived fees and American General Annuity Insurance Company had not reimbursed expenses for the periods ended December 31, 1998, December 31, 1997, December 31, 1996, and December 31, 1995, the ratio of operating expenses to average net assets would have been 3.78%, 5.06%, 6.41% and 11.83%, respectively, for the Credit Suisse International Equity Portfolio.

(4) Annualized.

--------------------------------------------------------------------------------

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                            ELITEVALUE PORTFOLIO
                                                 ------------------------------------------
                                                     YEAR           YEAR          PERIOD
                                                    ENDED          ENDED          ENDED
                                                 DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                     1998           1997          1996*
                                                 ------------   ------------   ------------
NET ASSET VALUE
Net asset value, beginning of period...........    $ 14.38         $12.32         $10.00
                                                   -------         ------         ------
INVESTMENT OPERATIONS
Net investment income(1).......................       0.25           0.19           0.18
Net realized and unrealized gain...............       0.72           2.39           2.48
                                                   -------         ------         ------
Total from investment operations...............       0.97           2.58           2.66
                                                   -------         ------         ------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..........................      (0.25)         (0.19)         (0.18)
Net realized gains.............................      (0.15)         (0.33)         (0.16)
                                                   -------         ------         ------
Total distributions to shareholders............      (0.40)         (0.52)         (0.34)
                                                   -------         ------         ------
Net asset value, end of period.................    $ 14.95         $14.38         $12.32
                                                   =======         ======         ======
TOTAL RETURN...................................       6.72%         21.08%         26.70%(2)
RATIOS AND SUPPLEMENTAL DATA
Expenses to average net assets(3)..............       0.71%          0.52%          0.36%(4)
Net investment income to average net assets....       2.42%          1.58%          1.74%(4)
Portfolio turnover rate........................         39%            29%            21%
Net assets, end of period (000's)..............    $20,620         $9,471         $2,307

---------------

 *  The EliteValue Portfolio commenced operations on January 2, 1996.

(1) Net investment income is after waiver of fees and reimbursement of certain expenses by the Investment Adviser, the Sub-administrator and American General Annuity Insurance Company, an affiliate of the Adviser (see Note 2 to the financial statements). If the Investment Adviser and the Sub-administrator had not waived fees and American General Annuity Insurance Company had not reimbursed expenses for the periods ended December 31, 1998, December 31, 1997 and December 31, 1996, net investment income (loss) per share would have been $0.17, $0.00 and $(0.54), respectively, for the EliteValue Portfolio.

(2) Total return represents aggregate total return for the period indicated and is not annualized.

(3) If the Investment Adviser and the Sub-administrator had not waived fees and American General Annuity Insurance Company had not reimbursed expenses for the periods ended December 31, 1998, December 31, 1997 and December 31, 1996, the ratio of operating expenses to average net assets would have been 1.41%, 2.76% and 7.45%, respectively, for the EliteValue Portfolio.

(4) Annualized.

--------------------------------------------------------------------------------

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                        STATE STREET GLOBAL ADVISORS GROWTH EQUITY PORTFOLIO
                                      ---------------------------------------------------------
                                          YEAR           YEAR           YEAR          PERIOD
                                         ENDED          ENDED          ENDED          ENDED
                                      DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                          1998           1997           1996          1995*
                                      ------------   ------------   ------------   ------------
NET ASSET VALUE
Net asset value, beginning of
  period............................    $ 14.07         $11.85         $10.31         $10.00
                                        -------         ------         ------         ------
INVESTMENT OPERATIONS
Net investment income(1)............       0.13           0.17           0.20           0.05
Net realized and unrealized gain....       2.89           3.56           1.99           0.31
                                        -------         ------         ------         ------
Total from investment operations....       3.02           3.73           2.19           0.36
                                        -------         ------         ------         ------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...............      (0.13)         (0.17)         (0.20)         (0.05)
Net realized gains..................      (0.39)         (1.34)         (0.45)            --
                                        -------         ------         ------         ------
Total distributions to
  shareholders......................      (0.52)         (1.51)         (0.65)         (0.05)
                                        -------         ------         ------         ------
Net asset value, end of period......    $ 16.57         $14.07         $11.85         $10.31
                                        =======         ======         ======         ======
TOTAL RETURN........................      21.60%         31.67%         21.36%          3.57%(2)
RATIOS AND SUPPLEMENTAL DATA
Expenses to average net assets(3)...       0.66%          0.48%          0.39%          0.12%(4)
Net investment income to average net
  assets............................       0.88%          1.34%          1.80%          2.46%(4)
Portfolio turnover rate.............        140%           111%            89%             9%
Net assets, end of period (000's)...    $15,500         $7,327         $3,420         $2,073

---------------

 * The State Street Global Advisors Growth Equity Portfolio commenced operations on October 20, 1995.

(1) Net investment income is after waiver of fees and reimbursement of certain expenses by the Investment Adviser, the Sub-administrator and American General Annuity Insurance Company, an affiliate of the Adviser (see Note 2 to the financial statements). If the Investment Adviser and the Sub-administrator had not waived fees and American General Annuity Insurance Company had not reimbursed expenses for the periods ended December 31, 1998, December 31, 1997, December 31,1996 and December 31, 1995, the net investment loss per share would have been $(0.02), $(0.11), $(0.29) and $(0.15), respectively, for the State Street Global Advisor Growth Equity Portfolio.

(2) Total return represents aggregate total return for the period indicated and is not annualized.

(3) If the Investment Adviser and the Sub-administrator had not waived fees and American General Annuity Insurance Company had not reimbursed expenses for the periods ended December 31, 1998, December 31, 1997, December 31, 1996 and December 31, 1995, the ratio of operating expenses to average net assets would have been 1.96%, 3.29%, 4.83% and 9.94%, respectively, for the State Street Global Advisor Growth Equity Portfolio.

(4) Annualized.

--------------------------------------------------------------------------------

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                         STATE STREET GLOBAL ADVISORS MONEY MARKET PORTFOLIO
                                      ---------------------------------------------------------
                                          YEAR           YEAR           YEAR          PERIOD
                                         ENDED          ENDED          ENDED          ENDED
                                      DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                          1998           1997           1996          1995*
                                      ------------   ------------   ------------   ------------
NET ASSET VALUE
Net asset value, beginning of
  period............................     $ 1.00         $ 1.00         $ 1.00         $ 1.00
                                         ------         ------         ------         ------
INVESTMENT OPERATIONS
Net investment income(1)............       0.05           0.05           0.05           0.01
                                         ------         ------         ------         ------
Total from investment operations....       0.05           0.05           0.05           0.01
                                         ------         ------         ------         ------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...............      (0.05)         (0.05)         (0.05)         (0.01)
                                         ------         ------         ------         ------
Total distributions to
  shareholders......................      (0.05)         (0.05)         (0.05)         (0.01)
                                         ------         ------         ------         ------
Net asset value, end of period......     $ 1.00         $ 1.00         $ 1.00         $ 1.00
                                         ======         ======         ======         ======
TOTAL RETURN........................       5.23%          5.50%          5.19%          1.17%(2)
RATIOS AND SUPPLEMENTAL DATA
Expenses to average net assets(3)...       0.49%          0.32%          0.29%          0.12%(4)
Net investment income to average net
  assets............................       5.12%          5.41%          5.23%          5.25%(4)
Net assets, end of period (000's)...     $9,254         $5,100         $1,291         $  126

---------------

 * The State Street Global Advisors Money Market Portfolio commenced operations on October 10, 1995.

(1) Net investment income is after waiver of fees and reimbursement of certain expenses by the Investment Adviser, the Sub-administrator and American General Annuity Insurance Company, an affiliate of the Adviser (see Note 2 to the financial statements). If the Investment Adviser and the Sub-administrator had not waived fees and American General Annuity Insurance Company had not reimbursed expenses for the periods ended December 31, 1998, December 31, 1997, December 31, 1996, and December 31, 1995, net investment income (loss) per share would have been $0.04, $0.03, $(0.08) and $(0.35), respectively, for the State Street Global Advisors Money Market Portfolio.

(2) Total return represents aggregate total return for the period indicated and is not annualized.

(3) If the Investment Adviser and the Sub-administrator had not waived fees and American General Annuity Insurance Company had not reimbursed expenses for the periods ended December 31, 1998, December 31, 1997, December 31, 1996, and December 31, 1995, the ratio of operating expenses to average net assets would have been 2.44%, 4.17%, 14.15% and 161.83%, respectively, for the State Street Global Advisors Money Market Portfolio.

(4) Annualized.

--------------------------------------------------------------------------------

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                      VAN KAMPEN EMERGING GROWTH PORTFOLIO
                                                   ------------------------------------------
                                                       YEAR           YEAR          PERIOD
                                                      ENDED          ENDED          ENDED
                                                   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                       1998           1997          1996*
                                                   ------------   ------------   ------------
NET ASSET VALUE
Net asset value, beginning of period.............    $ 13.87         $11.54         $10.00
                                                     -------         ------         ------
INVESTMENT OPERATIONS
Net investment income (loss)(1)..................      (0.03)          0.03           0.05
Net realized and unrealized gain.................       5.21           2.33           1.86
                                                     -------         ------         ------
Total from investment operations.................       5.18           2.36           1.91
                                                     -------         ------         ------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income............................         --          (0.03)         (0.05)
Net realized gains...............................         --             --          (0.32)
                                                     -------         ------         ------
Total distributions to shareholders..............         --          (0.03)         (0.37)
                                                     -------         ------         ------
Net asset value, end of period...................    $ 19.05         $13.87         $11.54
                                                     =======         ======         ======
TOTAL RETURN.....................................      37.43%         20.45%         19.06%(2)
RATIOS AND SUPPLEMENTAL DATA
Expenses to average net assets(3)................       0.80%          0.62%          0.46%(4)
Net investment income (loss) to average net
  assets.........................................      (0.57)%         0.23%          0.40%(4)
Portfolio turnover rate..........................        107%           107%           154%
Net assets, end of period (000's)................    $11,674         $5,499         $1,882

---------------

 * The Van Kampen Emerging Growth Portfolio commenced operations on January 2, 1996.

(1) Net investment income is after waiver of fees and reimbursement of certain expenses by the Investment Adviser, the Sub-administrator and American General Annuity Insurance Company, an affiliate of the Adviser (see Note 2 to the financial statements). If the Investment Adviser and the Sub-administrator had not waived fees and American General Annuity Insurance Company had not reimbursed expenses for the periods ended December 31, 1998, December 31, 1997 and December 31, 1996, net investment loss per share would have been $(0.26), $(0.42) and $(1.29), respectively, for the Van Kampen Emerging Growth Portfolio.

(2) Total return represents aggregate total return for the period indicated and is not annualized.

(3) If the Investment Adviser and the Sub-administrator had not waived fees and American General Annuity Insurance Company had not reimbursed expenses for the periods ended December 31, 1998, December 31, 1997 and December 31, 1996, the ratio of operating expenses to average net assets would have been 2.64%, 5.65% and 11.22%, respectively, for the Van Kampen Emerging Growth Portfolio.

(4) Annualized.

                          INTERESTED IN LEARNING MORE?

The Statement of Additional Information incorporated by reference into this prospectus contains additional information about the Trust's operations.

Further information about the Trust's investments is available in the Trust's annual and semi-annual reports to shareholders. The Trust's annual report discusses market conditions and investment strategies that significantly affected the Trust's performance results during its last fiscal year.

The Company can provide you with a free copy of these materials or other information about the Trust. You may reach the Company by calling 1-800-424-4990 or by writing to the Company's Variable Annuity Service Center, 205 E. 10th Avenue, Amarillo, Texas 79101.

The Securities and Exchange Commission also maintains copies of these documents:

       To view information on-line: Access the SEC's web site at http://www.sec.gov.

       To review a paper filing or to request that documents be mailed to you, contact:

                           SEC Public Reference Room
                          Washington, D.C. 20549-6009
                                1-800- SEC-0330

          A duplicating fee will be assessed for all copies provided.

The Trust's Investment Company Act filing number is 811-8912.

                               A.G. SERIES TRUST
                          [FORMERLY, AGA SERIES TRUST]

                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 1999
                             ---------------------

                               GROWTH PORTFOLIOS

                  CREDIT SUISSE INTERNATIONAL EQUITY PORTFOLIO
                       ("INTERNATIONAL EQUITY PORTFOLIO")

                             ELITEVALUE PORTFOLIO,
               [FORMERLY, ELITEVALUE ASSET ALLOCATION PORTFOLIO]

              STATE STREET GLOBAL ADVISORS GROWTH EQUITY PORTFOLIO
                          ("GROWTH EQUITY PORTFOLIO"),
              [FORMERLY, GLOBAL ADVISORS GROWTH EQUITY PORTFOLIO]

                      VAN KAMPEN EMERGING GROWTH PORTFOLIO
                         ("EMERGING GROWTH PORTFOLIO")
       [FORMERLY, VAN KAMPEN AMERICAN CAPITAL EMERGING GROWTH PORTFOLIO]
                             ---------------------

                          GROWTH AND INCOME PORTFOLIOS

                   CREDIT SUISSE GROWTH AND INCOME PORTFOLIO
                        ("GROWTH AND INCOME PORTFOLIO"),
                  [FORMERLY, BEA GROWTH AND INCOME PORTFOLIO]
                             ---------------------

                               INCOME PORTFOLIOS

             AMERICAN GENERAL U.S. GOVERNMENT SECURITIES PORTFOLIO
                    ("U.S. GOVERNMENT SECURITIES PORTFOLIO")
       [FORMERLY, SALOMON BROTHERS U.S. GOVERNMENT SECURITIES PORTFOLIO]

              STATE STREET GLOBAL ADVISORS MONEY MARKET PORTFOLIO
                          ("MONEY MARKET PORTFOLIO"),
               [FORMERLY, GLOBAL ADVISORS MONEY MARKET PORTFOLIO]

This Statement of Additional Information (the "SAI") contains information which may be of interest to investors but which is not included in the Prospectus of A.G. Series Trust, formerly AGA Series Trust, (the "Trust"). The SAI is not a prospectus and is only authorized for distribution when accompanied or preceded by the Prospectus of the Trust dated May 1, 1999. The SAI should be read together with the Prospectus. Investors may obtain a free copy of the Prospectus by calling American General Annuity Insurance Company, formerly Western National Life Insurance Company, (the "Company") at 1-800-424-4990.

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
DEFINITIONS.................................................     1
GENERAL INFORMATION.........................................     1

INVESTMENT STRATEGIES, POLICIES, AND RISKS OF THE TRUST.....     1
       Asset-backed Securities..............................     2
       Bank Obligations.....................................     2
       Borrowing, Reverse Repurchase Agreements and Dollar
        Rolls...............................................     3
       Convertible Securities...............................     4
       Emerging Markets.....................................     5
       Fixed Income Securities..............................     5
       Foreign Currency Exchange Transactions...............     6
       Foreign Securities...................................     7
       Forward Commitments..................................     8
       Interest Rate Transactions...........................     9
       Illiquid Securities..................................    10
       Investment Companies.................................    10
       Lease Obligation Bonds...............................    10
       Lending Portfolio Securities.........................    11
       Lower-Rated Fixed Income Securities..................    11
       Mortgage-Related Securities..........................    12
               Mortgage Pass-Through Securities.............    12
               Collateralized Mortgage Obligations (CMOs)...    14
               Commercial Mortgage-Backed Securities........    14
               Other Mortgage-Related Securities............    15
               CMO Residuals................................    15
               Stripped Mortgage-Backed Securities
              ("SMBS")......................................    16
       Options and Financial Futures Contracts..............    16
               Writing Covered Call and Put Options and
              Purchasing Call and Put Options...............    17
               Financial Futures Contracts..................    19
               Options on Financial Futures Contracts.......    20
               Certain Additional Risks of Options and
              Financial Futures Contracts...................    21
               Limitations..................................    22
       Real Estate Securities and Real Estate Investment
        Trusts ("REITs")....................................    23
       Repurchase Agreements................................    23
       Temporary Defensive Position.........................    24
       Variable or Floating Rate Securities.................    24
       Warrants.............................................    25
       When-issued Securities and Delayed-delivery
        Transactions........................................    25
       Zero-Coupon Fixed Income Securities..................    25

INVESTMENT RESTRICTIONS.....................................    26
       Fundamental Investment Restrictions..................    26
       Non-Fundamental Investment Restrictions..............    27

MANAGEMENT OF THE TRUST.....................................    28
       Trustees and Officers................................    28
       Controlling Shareholder..............................    30
       Investment Adviser...................................    31
       Investment Sub-Advisers..............................    32

                                                               PAGE
                                                               ----
       Trust Administration.................................    34
       Investment Decisions.................................    35
       Brokerage and Research Services......................    35

OFFERING, PURCHASE AND REDEMPTION OF FUND SHARES............    36

DETERMINATION OF NET ASSET VALUE............................    37

ACCOUNTING AND TAX TREATMENT................................    37
       Calls and Puts.......................................    37
       Financial Futures Contracts..........................    38
       Subchapter M of the Internal Revenue Code of 1986....    38
       Section 817(h) of the Code...........................    39

DIVIDENDS AND DISTRIBUTIONS.................................    39

PERFORMANCE INFORMATION.....................................    40
       Average Annual Total Return..........................    40
       Portfolio Total Return...............................    40
       Index Total Return...................................    41
       Seven Day Yields.....................................    41

SHAREHOLDER COMMUNICATIONS..................................    41

ORGANIZATION AND CAPITALIZATION.............................    41

SHAREHOLDER LIABILITY.......................................    42

PORTFOLIO TURNOVER..........................................    42

CUSTODIAN...................................................    43

INDEPENDENT ACCOUNTANTS.....................................    43

DESCRIPTION OF NRSRO RATINGS................................    44
       Description of Moody's Corporate Ratings.............    44
       Description of S&P's Corporate Ratings...............    44
       Description of Duff Corporate Ratings................    45
       Description of Fitch Corporate Ratings...............    45
       Description of Thomson Bankwatch, Inc. Corporate
        Ratings.............................................    46
       Description of IBCA Limited and IBCA Inc. Corporate
        Ratings.............................................    46
       Description of S&P's Commercial Paper Ratings........    47
       Description of Moody's Commercial Paper Ratings......    47
       Description of Duff Commercial Paper Ratings.........    48
       Description of Fitch Commercial Paper Ratings........    48
       Description of IBCA Limited and IBCA Inc. Commercial
        Paper Ratings.......................................    48
       Description of Thomson Bankwatch, Inc. Commercial
        Paper Ratings.......................................    48

FINANCIAL STATEMENTS........................................    48

                               A.G. SERIES TRUST
                      STATEMENT OF ADDITIONAL INFORMATION

                                  DEFINITIONS

"Adviser"      -- A.G. Investment Advisory Services, Inc., formerly AGA
                  Investment Advisory Services Inc. and prior to that, WNL Investment Advisory Services, Inc., the Trust's investment adviser.

"Company"      -- American General Annuity Insurance Company, formerly Western
                  National Life Insurance Company

"Sub-adviser"  -- An investment adviser that makes investment decisions for a
                  Portfolio according to the Portfolio's investment objectives and restrictions pursuant to a contractual arrangement with the Adviser.

"Trust"        -- A.G. Series Trust, formerly AGA Series Trust and prior to that, WNL Series Trust.

"1940 Act"     -- Investment Company Act of 1940, as amended.

                              GENERAL INFORMATION

The name of the Trust was changed to A.G. Series Trust on March 8, 1999. From May 1, 1998 to March 8, 1999, the Trust was known as AGA Series Trust. Prior to this, the Trust was known as WNL Series Trust.

Prior to March 8, 1999, the American General U.S. Government Securities Portfolio was known as the Salomon Brothers U.S. Government Securities Portfolio. Prior to May 1, 1998, the Credit Suisse Growth and Income Portfolio was known as the BEA Growth and Income Portfolio. Prior to May 1, 1998, the EliteValue Portfolio was known as the EliteValue Asset Allocation Portfolio, and prior to May 1, 1996, the EliteValue Asset Allocation Portfolio was known as the Quest For Value Asset Allocation Portfolio. Prior to May 1, 1998, the State Street Global Advisors Growth Equity Portfolio was known as the Global Advisors Growth Equity Portfolio. Prior to May 1, 1998, the State Street Global Advisors Money Market Portfolio was known as the Global Advisors Money Market Portfolio. Prior to October 28, 1998, the Van Kampen Emerging Growth Portfolio was known as the Van Kampen American Capital Emerging Growth Portfolio, and prior to May 1, 1996, the Van Kampen American Capital Emerging Growth Portfolio was known as the American Capital Emerging Growth Portfolio.

            INVESTMENT STRATEGIES, POLICIES, AND RISKS OF THE TRUST

The Trust is a diversified open-end management investment company, which currently offers shares of beneficial interest of seven series ("the Portfolios") with separate investment objectives and policies that are described in the Prospectus. Except as described below under "Investment Restrictions," the investment policies described in the Prospectus and here, in the SAI, are not fundamental, and the Trustees may change them without an affirmative vote of shareholders of the Portfolio.

Each Portfolio, in attempting to achieve its investment objective or policies, employs a variety of instruments, strategies, and techniques, which are described in greater detail below. Risks and restrictions associated with these practices are also described. Policies and limitations are considered at the time a security or instrument is purchased or a practice is initiated. Generally, securities need not be sold if subsequent changes in market value result in applicable limitations not being met.

A Portfolio might not buy all of these instruments or use all of these techniques to the full extent permitted by its investment policies unless the Adviser or the Sub-adviser, subject to oversight by the Adviser, believes that doing so will help the Portfolio achieve its goal. Except where otherwise noted, the investment policies set forth below may be changed at any time without shareholder consent by vote of the Board of Trustees of the Trust.

ASSET-BACKED SECURITIES

Each Portfolio may invest in asset-backed securities (unrelated to first mortgage loans) that represent fractional interests in pools of retail installment loans, both secured (such as certificates for automobile receivables) and unsecured, and leases, or revolving credit receivables both secured and unsecured (such as credit card receivable securities). These assets are generally held by a trust and payments of principal and interest, or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Underlying automobile sales contracts, leases or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal repayment rates tend not to vary much with interest rates and the short-term nature of the underlying loans, leases, or receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying loans, leases or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objective(s) and policies, each Portfolio may invest in other asset-backed securities that may be developed in the future.

BANK OBLIGATIONS

Each Portfolio may invest in bank obligations. Bank obligations in which the Portfolios may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Portfolio will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (10% in the case of the Money Market Portfolio), would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

The Portfolios limit investments in United States bank obligations to obligations of U.S. banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. A Portfolio also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion. Each Portfolio also may invest in Eurodollar Certificates of Deposit, which are U.S. dollar-denominated certificates of deposit issued by foreign branches of U.S. banks.

The Portfolios limit investments in foreign bank obligations to U.S. dollar-or foreign currency-denominated obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of the Adviser or a Sub-adviser, are of an investment quality comparable to obligations of United States banks in which the Portfolios may invest. These obligations include, for example, Eurodollar Time Deposits, which are

U.S. dollar-denominated deposits in foreign branches of U.S. and foreign banks and Yankee Certificates of Deposit, which are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks. Subject to a Portfolio's limitation on concentration in the securities of issuers in a particular industry, there is no limitation on the amount of a Portfolio's assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

BORROWING, REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

Each Portfolio may, subject to its investment restrictions, borrow money for temporary emergency purposes. In addition, the Money Market Portfolio may borrow to facilitate redemptions. This borrowing may be unsecured. Provisions of the 1940 Act require a Portfolio to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Portfolio's total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Portfolio's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Portfolio may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. As noted below, a Portfolio also may enter into certain transactions, including reverse repurchase agreements, dollar rolls (usually mortgage-backed), and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Portfolio. To the extent a Portfolio covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined in accordance with procedures adopted by the Trustees, equal in value to the amount of the Portfolio's commitment to repurchase, such an agreement will not be considered a "senior security" by the Portfolio and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Portfolios. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Portfolio's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

In addition to borrowing for temporary purposes, each Portfolio may enter into reverse repurchase agreements, dollar rolls (usually mortgage-backed), and economically similar transactions. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Portfolio, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Portfolio continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Portfolio typically will segregate assets determined to be liquid by the Adviser or a Sub-adviser in accordance with procedures established by the Trustees, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Portfolio may decline below the repurchase price of the securities sold by the Portfolio which it is obligated to repurchase. To the extent that positions in reverse repurchase agreements are not covered through the segregation of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Portfolios' limitations on borrowings.

A "mortgage dollar roll" is similar to a reverse repurchase agreement in certain respects. In a "dollar roll" transaction, a Portfolio sells a mortgage-related security, such as a security issued by the Government National Mortgage Association ("GNMA"), to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Portfolio pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Portfolio enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Portfolio, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to a Portfolio generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates;
(5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 1.0% of the initial amount delivered. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or cash equivalent securities position that matures on or before the forward settlement date of the dollar roll transaction. As used herein, the term "dollar roll" refers to dollar rolls that are not "covered rolls."

A Portfolio's obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Portfolio. Covered rolls are not subject to these segregation requirements. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Portfolios' limitations on borrowings. Dollar roll transactions for terms exceeding three months may be deemed "illiquid" and subject to a Portfolio's overall limitations on investments in illiquid securities.

As a matter of operating policy, no Portfolio will borrow more than 10% of its total net asset value when borrowing for general purposes, and no Portfolio will borrow an amount equal to more than 25% of its total net asset value when borrowing as a temporary measure or to facilitate redemptions. For these purposes, net asset value is the market value of all investments or assets, less outstanding liabilities at the time that the new or additional borrowing is undertaken. Also, for these purposes, securities purchased on a when-issued or delayed delivery basis and short sales of securities are considered borrowing. Reverse repurchase agreements and dollar rolls (including covered rolls) are not considered borrowing for purposes of this operating policy. A Portfolio will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets, except that dollar rolls (including covered rolls) shall not be considered to be "borrowed funds" for purposes of the 5% limitation.

CONVERTIBLE SECURITIES

Each Portfolio, other than the Money Market Portfolio and the U.S. Government Securities Portfolio may invest in convertible securities of foreign or domestic issuers. A convertible security is a security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

A Portfolio may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock, or sell it to a third party. Thus, a Portfolio may not be able to control whether the issuer of a convertible security chooses to convert that security. If the issuer chooses to do so, this action could have an adverse effect on a Portfolio's ability to achieve its investment objectives.

To the extent that convertible securities are intended by a Portfolio to be equity securities, the following equity quality criteria typically are considered: industry prospects (growth rate, competitive pressures, supply/demand characteristics), market valuations (including price-to-book ratios, price-earnings ratios and return on equity), company profile (suppliers, competitors, end-users and customers), discretionary cash flow and quality of management. To the extent that convertible securities are intended by a Portfolio to be fixed income securities, the quality criteria typically applied by the Portfolio to investments in fixed income securities (i.e., Moody's Investors Service, Inc. ("Moody's") and Standard & Poors Corporation ("S&P") ratings) are applied.

EMERGING MARKETS

The International Equity Portfolio, the Growth Equity Portfolio and the EliteValue Portfolio may invest in companies domiciled in emerging market countries which may be subject to additional risks. Specifically, volatile social, political and economic conditions may expose investments in emerging or developing markets to economic structures that are generally less diverse and mature. Emerging market countries may have less stable political systems than those of more developed countries. As a result, it is possible that favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Another risk is that the small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. If a Portfolio's securities will generally be denominated in foreign currencies, the value of such securities to the Portfolio will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Portfolio's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

A further risk is that the existence of national policies may restrict a Portfolio's investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. Also, some emerging markets countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.

These securities are subject to the risks of investing in foreign investments in general, which include the risk that the value of the securities and currencies will decline as a result of economic, political or market conditions. In addition, the risk exists that an issuer may be unable to make interest or principal payments. Furthermore, the extent to which supranational organizations may guarantee such investments may be different than the guarantees provided by the U.S. government on its obligations.

FIXED INCOME SECURITIES

Fixed income securities consist of bonds, notes, debentures, and other interest-bearing securities that represent indebtedness.

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

Fixed income securities are considered high quality if they are rated at least A by Moody's or its equivalent by any other Nationally Recognized Statistical Rating Organization ("NRSRO") or, if unrated, are determined to be of equivalent investment quality. High quality fixed income securities are considered to have a very strong capacity to pay principal and interest. Fixed income securities are considered investment grade if they are rated, for example, at least Baa by Moody's or BBB by S&P or their equivalents by any other NRSRO or, if not rated, are determined to be of equivalent investment quality. Investment grade fixed income securities are regarded as having an adequate capacity to pay principal and interest. Lower rated securities, for example, Ba by Moody's or its equivalent by any other NRSRO are regarded on balance as high risk and predominantly speculative with respect to the issues continuing ability to meet principal and interest payments. See "Lower-Rated Fixed Income Securities" herein.

The maturity of fixed income securities may be considered long (ten plus years), intermediate (one to ten years), or short-term (thirteen months or less). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of fixed income securities, while an increase in interest rates generally reduces their value.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

Foreign currency transactions used by the EliteValue Portfolio, the Growth and Income Portfolio and the International Equity Portfolio may be either: (i) on the spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market, or (ii) conducted through the use of forward foreign currency exchange contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date. In general, forward foreign currency exchange contracts are not guaranteed by a third party and, accordingly, each party to a forward foreign currency exchange contract is dependent upon the creditworthiness and good faith of the other party.

A Portfolio may enter into foreign currency exchange transactions for hedging purposes as well as for non-hedging purposes. Transactions are entered into for hedging purposes in an attempt to protect the dollar value of the Portfolio against adverse changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. In addition, when the Sub-adviser believes that the currency of a specific country may deteriorate against another currency, it may enter into a forward contract to sell the less attractive currency and buy the more attractive one. The amount in question could be less than or equal to the value of the Portfolio's securities denominated in the less attractive currency. The Portfolio may also enter into a forward contract to sell a currency that is linked to a currency or currencies in which some or all of the Portfolio's portfolio securities are or could be denominated, and to buy U.S. dollars. These practices are referred to as "cross hedging" and "proxy hedging."

A Portfolio may enter into foreign currency exchange transactions for other than hedging purposes, which presents greater profit potential, but also involves increased risk. For example, if the Sub-adviser believes that the value of a particular foreign currency will increase or decrease relative to the value of the U.S. dollar, the Portfolio may purchase or sell such currency, respectively, through a forward foreign currency exchange contract. If the expected changes in the value of the currency occur, the Portfolio will realize profits, which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Portfolio may sustain losses that will reduce its gross income. Such transactions, therefore, could be considered speculative.
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

Forward currency exchange contracts are agreements to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen -- at a future date and specified price. Typically, the other party to a currency exchange contract will be a commercial bank or other financial institution. Because there is a risk of loss to the Portfolio if the other party does not complete the transaction, the Portfolio's Sub-adviser will enter into foreign currency exchange contracts only with parties approved by the Trust's Trustees.

A Portfolio may maintain "short" positions in forward currency exchange transactions in which the Portfolio agrees to exchange currency that it currently does not own for another currency, for example, to exchange an amount of Japanese yen that it does not own for a certain amount of U.S. dollars, at a future date and specified price in anticipation of a decline in the value of the currency sold short relative to the currency that the Portfolio has contracted to receive in the exchange.

While such actions are intended to protect the Portfolio from adverse currency movements, there is a risk that currency movements involved will not be properly anticipated. Use of this technique may also be limited by management's need to protect the status of the Portfolio as a regulated investment company under the Internal Revenue Code of 1986 ("the Code"), as amended. The projection of currency market movements is extremely difficult, and the successful execution of currency strategies is highly uncertain.

FOREIGN SECURITIES

Each Portfolio, other than the U.S. Government Securities Portfolio, may invest in foreign securities. A foreign security includes equity and corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see "Bank Obligations"), commercial paper of foreign companies, and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.

Included within the definition of foreign securities are the following depository receipts: American Depository Receipts (ADRs), European Depositary Receipts (EDRs), International Depository Receipts (IDRs) and Global Depository Receipts (GDRs).

ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market. Generally, ADRs are in registered form. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers. EDRs, IDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security. In addition, certain Portfolios may invest in other types of depositary securities such as international depository receipts, global depository shares, European depository shares and international depository shares.

Each Portfolio, other than the Money Market Portfolio and the U.S. Government Securities Portfolio, also may invest assets in debt securities issued or guaranteed by supranational organizations. These securities include obligations issued or guaranteed by the Asian Development Bank, InterAmerican Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Coal and Steel Community, European Economic Community, European Investment Bank, and the Nordic Investment Bank. The EliteValue Portfolio may invest in these securities provided they are listed on a domestic or foreign securities exchange or represented by ADRs that are listed on a domestic securities exchange or traded in domestic or foreign over-the-counter markets. The Growth Equity Portfolio may invest in these securities only to the extent that they are denominated in U.S. dollars.

A Portfolio may also, in accordance with its specific investment objective(s) and investment program, policies and restrictions purchase U.S.
dollar-denominated money market securities of foreign issuers. Such money

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

market securities may be registered domestically and traded on domestic exchanges or in the over-the-counter market (e.g., Yankee securities) or may be
(1) registered abroad and traded exclusively in foreign markets or (2) registered domestically and issued in foreign markets (e.g., Eurodollar securities).

In addition, the International Equity Portfolio and the Emerging Growth Portfolio and the Growth and Income Portfolio may invest in non-U.S. dollar-denominated foreign securities, in accordance with their specific investment objective(s), investment programs, policies, and restrictions. Investing in foreign securities may involve advantages and disadvantages not present in domestic investments. There may be less publicly available information about securities not registered domestically, or their issuers, than is available about domestic issuers or their domestically registered securities. Stock markets outside the U.S. may not be as developed as domestic markets, and there may also be less government supervision of foreign exchanges and brokers. Foreign securities may be less liquid or more volatile than U.S. securities. Trade settlements may be slower and could possibly be subject to failure. In addition, brokerage commissions and custodial costs with respect to foreign securities may be higher than those for domestic investments. Accounting, auditing, financial reporting and disclosure standards for foreign issuers may be different than those applicable to domestic issuers. Non-U.S. dollar-denominated foreign securities may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations (including currency blockage) and a Portfolio may incur costs in connection with conversions between various currencies. Foreign securities may also involve risks due to changes in the political or economic conditions of such foreign countries, the possibility of expropriation of assets or nationalization, and possible difficulty in obtaining and enforcing judgments against foreign entities.

Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain are members of the European Economic and Monetary Union (the "EMU"). The EMU has established a common European currency for participating countries which will be known as the "euro." Each participating country has supplemented its existing currency with the euro on January 1, 1999, and will replace its existing currency with the euro on July 1, 2002. Any other European country which is a member of the EMU may elect to participate in the EMU and may supplement its existing currency with the euro after January 1, 1999.

The expected introduction of the euro presents unique risks and uncertainties, including whether the payment and operational systems of banks and other financial institutions will function properly; how outstanding financial contracts will be treated after January 1, 1999; the establishment of exchange rates for existing currencies and the euro; and the creation of suitable clearing and settlement systems for the euro. These and other factors could cause market disruptions and could adversely affect the value of securities held by certain of the Portfolios.

FORWARD COMMITMENTS

Each Portfolio may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Portfolio holds, and maintains until the settlement date in a segregated account maintained by the Custodian with assets selected by the Custodian, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or if the Portfolio enters into offsetting contracts for the forward sale of other securities it owns.

Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. Where such purchases are made through dealers, the Portfolio relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Portfolio of an advantageous yield or price.

Although a Portfolio will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, a Portfolio may dispose of a commitment prior to settlement if a Portfolio's Sub-adviser deems it appropriate to do so. A Portfolio may realize short-term profits or losses upon the sale of forward commitments.

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

INTEREST RATE TRANSACTIONS

Each Portfolio, other than the Money Market Portfolio, may engage in various interest rate transactions, such as swaps, caps, floors, and collars.

Interest rate, index and currency exchange rate swap agreements are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded that desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding minimum or maximum levels.

Most swap agreements entered into by the Portfolios would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Portfolio's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Portfolio's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Adviser or a Sub-adviser in accordance with procedures established by the Trustees, to avoid any potential leveraging of a Portfolio's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Portfolio's investment restriction concerning senior securities. A Portfolio will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Portfolio's assets.

Whether a Portfolio's use of swap agreements will be successful in furthering its investment objective will depend on the Adviser's or a Sub-adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Portfolios will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Portfolio's repurchase agreement guidelines). Certain restrictions imposed on the Portfolios by the Code may limit the Portfolios' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC effective February 22, 1993. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

ILLIQUID SECURITIES

The Portfolios will not invest more than 15% (10% in the case of the Money Market Portfolio), of the value of their net assets in securities or other investments that are illiquid or not readily marketable, including, where applicable: (a) repurchase agreements with maturities exceeding seven days; (b) time deposits maturing in more than seven calendar days; (c) to the extent a liquid secondary market does not exist for the instruments, futures contracts, and options thereon (except for the Money Market Portfolio); (d) certain over-the-counter options, as described herein; (e) certain variable rate demand notes having a demand period of more than seven days; and (f) securities, the disposition of which is restricted under federal securities laws (excluding Rule 144A securities, described below). The Portfolios will not include, for purposes of the restrictions on illiquid investments, securities sold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), so long as such securities meet liquidity guidelines established by the Trustees of the Trust. Under Rule 144A, securities that would otherwise be restricted may be sold by persons other than issuers or dealers to qualified institutional buyers. Securities received as a result of a corporate reorganization or similar transaction affecting readily-marketable securities already held in the portfolio of a Portfolio will not be considered securities or other investments that are not readily marketable. However, the Portfolios will attempt, in an orderly fashion, to dispose of any securities received under these circumstances, to the extent that such securities are considered not readily marketable, and together with other illiquid securities, exceed 15% (or 10% as noted above) of the value of a Portfolio's net assets.

INVESTMENT COMPANIES

Each Portfolio may invest in the securities of other open-end or closed-end investment companies subject to the limitations imposed by the 1940 Act. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by an investment company in which it invests.

LEASE OBLIGATION BONDS

Each Portfolio is authorized to invest in lease obligation bonds. Lease obligation bonds are mortgages on a facility that are secured by the facility and are paid by a lessee over a long term. The rental stream to service the debt, as well as the mortgage, are held by a collateral trustee on behalf of the public bondholders.

The primary risk of such instrument is the risk of default. Under the lease indenture, the failure to pay rent is an event of default. The remedy to cure default is to rescind the lease and sell the assets. If the lease obligation is not readily marketable or market quotations are not readily available, such lease obligations will be subject to a Portfolio's limit on illiquid securities.

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LENDING PORTFOLIO SECURITIES

All Portfolios have the ability to lend portfolio securities to brokers and other financial organizations subject to certain conditions: (a) the aggregate market value of these loans, if and when made, may not exceed 20% (except 10% with respect to the EliteValue Portfolio, 15% with respect to the International Equity Portfolio, and 33 1/3% with respect to the Money Market Portfolio and the Growth Equity Portfolio) of a Portfolio's total assets taken at value; (b) loans must be secured continuously by collateral consisting of cash, letters of credit, or U.S. Government securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities; (c) the Trust will receive any interest or dividends paid on the loaned securities; and (d) the Trust may, at any time, call the loan and regain the securities involved.

Securities loans are made to broker-dealers and other financial institutions approved by State Street Bank and Trust Company (the "Custodian"), custodian to the Portfolios. The Adviser will monitor the activities of the Custodian as authorized by the Board of Trustees. The collateral received will consist of cash, U.S. Government securities, letters of credit or such other collateral as permitted by interpretations or rules of the Securities and Exchange Commission ("SEC"). While the securities are on loan, the Portfolios will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower.

Any loan of portfolio securities by any Portfolio will be callable at any time by the lending Portfolio upon notice of five business days. When voting or consent rights which accompany loaned securities pass to the borrower, the lending Portfolio will call the loan, in whole or in part as appropriate, to permit the exercise of such rights if the matters involved would have a material effect on that Portfolio's investment in the securities being loaned. If the borrower fails to maintain the requisite amount of collateral, the loan will automatically terminate, and the lending Portfolio will be permitted to use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in receiving additional collateral or in the recovery of the securities or, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only when the Custodian, as monitored by the Adviser, considers the borrowing broker-dealers or financial institutions to be creditworthy and of good standing and the interest earned from such loans to justify the attendant risks. On termination of the loan, the borrower will be required to return the securities to the lending Portfolio. Any gain or loss in the market price during the loan would inure to the lending Portfolio. The lending Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan of its securities.

LOWER-RATED FIXED INCOME SECURITIES

The EliteValue Portfolio and the Growth and Income Portfolio may invest in lower-rated and non-rated fixed income securities (commonly known as "junk bonds"). Issuers of lower rated or non-rated securities may be highly leveraged or newly formed and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

Lower rated securities frequently have call or redemption features which would permit an issuer to repurchase the security from a Portfolio. If a call were exercised by the issuer during a period of declining interest rates, a Portfolio likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to a Portfolio and dividends to shareholders.

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

A Portfolio may have difficulty disposing of certain lower rated securities because there may be a thin trading market for such securities. The secondary trading market for high yield securities is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and a Portfolio's ability to dispose of particular issues when necessary to meet a Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.

Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of lower rated securities, particularly in a thinly traded market. Factors adversely affecting the market value of lower rated securities are likely to adversely affect a Portfolio's net asset value. In addition, a Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.

Finally, there are risks involved in applying credit ratings as a method for evaluating lower rated fixed income securities. For example, credit ratings evaluate the safety of principal and interest payments, not the market risks involved in lower rated fixed income securities. Since credit rating agencies may fail to change the credit ratings in a timely manner to reflect subsequent events, the Sub-adviser will monitor the issuers of lower rated fixed income securities in a Portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the debt securities' liquidity within the parameters of the Portfolio's investment policies. The Sub-advisers will not necessarily dispose of a portfolio security when its ratings have been changed.

MORTGAGE-RELATED SECURITIES

Each Portfolio, other than the International Equities Portfolio, may invest in certain types of mortgage-related securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental government-related and private organizations. See "Mortgage Pass-Through Securities." The U.S. Government Securities Portfolio may also invest in fixed income securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

Mortgage Pass-Through Securities

Interests in pools of mortgage-related securities differ from other forms of fixed income securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

Each of the Portfolios may invest in U.S. Government securities, which include mortgage pass-through securities guaranteed by the U.S. Government or its agencies or instrumentalities. The principal governmental guarantors of mortgage-related securities are the Government National Mortgage Association ("GNMA"),
the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA, (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. No Portfolio will purchase mortgage-related securities or any other assets which in the Adviser's or a Sub-adviser's opinion are illiquid if, as a result, more than 15% of the value of the Portfolio's net assets will be illiquid (10% in the case of the Money Market Portfolio).

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Portfolios' industry concentration restrictions, set forth below under "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Portfolios take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the Veterans' Administration. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (CMOs)

A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured in multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

As an example of a CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

A Portfolio may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date, of each class, which as with other CMO structures, must be retired by its stated maturity date or a final distribution date, but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range, or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another, a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-related securities.

Commercial Mortgage-Backed Securities

Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Commercial mortgage-backed securities generally are multi-class debt or pass-through certificates that are structured to provide protection to the senior classes' investors against potential losses on the underlying commercial mortgage loans. This protection generally is provided by having the holders of subordinated classes of commercial mortgage-backed securities ("Subordinated Securities") take the first loss if there are defaults on the underlying mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-collateralization.

Subordinated Securities have no governmental guarantee and are subordinated in some manner to the payment of principal and/or interest to the holders of more senior commercial mortgage-backed securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior commercial mortgage-backed securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior commercial mortgage-backed securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior commercial mortgage-backed securities issued in respect of the same pool of mortgages. Subordinated Securities generally are more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case of traditional fixed income securities and senior commercial mortgage-backed securities.

The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than one- to four-family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow it generates. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on commercial mortgage-backed securities secured by loans on commercial properties than on those secured by loans on residential properties.

Other Mortgage-Related Securities

Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities ("SMBS"). Other mortgage-related securities may be equity or fixed income securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals

CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Portfolio may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Portfolio's limitations on investment in illiquid securities.

Stripped Mortgage-Backed Securities ("SMBS")

SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Portfolio's limitations on investment in illiquid securities.

OPTIONS AND FINANCIAL FUTURES CONTRACTS

Each Portfolio, other than the Money Market Portfolio, may write covered call and put options on securities and securities indices. A call option is a contract that gives to the holder the right to buy a specified amount of the underlying security or currency at a fixed or determinable price (called the exercise or "strike" price) upon exercise of the option. A put option is a contract that gives the holder the right to sell a specified amount of the underlying security or currency at a fixed or determinable price upon exercise of the option.

To "cover" a call option written, a Portfolio may, for example, identify and have available for sale the specific portfolio security, group of securities, or foreign currency to which the option relates. To cover a put option written, a Portfolio may, for example, establish a segregated asset account with its custodian containing cash or liquid assets that, when added to amounts deposited with its broker or futures commission merchant ("FCM") as margin, equals the market value of the instruments underlying the put option written.

Each Portfolio, other than the Money Market Portfolio, also may write options on securities and securities indices. If a Portfolio writes an option which expires unexercised or is closed out by the Portfolio at a profit, it will retain the premium received for the option, which will increase its gross income. If the price of the underlying security or currency moves adversely to the Portfolio's position, the option may be exercised and the Portfolio, as the writer of the option, will be required to sell or purchase the underlying security or currency at a disadvantageous price, which may only be partially offset by the amount of premium received.

Options on stock indices are similar to options on stock, except that all settlements are made in cash rather than by delivery of stock, and gains or losses depend on price movements in the stock market generally (or in a particular industry or segment of the market represented by the index) rather than price movements of individual stocks. When a Portfolio writes an option on a securities index, and the underlying index moves adversely to the Portfolio's position, the option may be exercised. Upon such exercise, the Portfolio, as the writer of the option, will be required to pay in cash an amount equal to the difference between the exercise settlement value of the underlying index and the exercise price of the option, multiplied by a specified index "multiplier."

Call or put options on a stock index may be written at an exercise or "strike" price which is either below or above the current value of the index. If the exercise price at the time of writing the option is below the current value of the index for a call option or above the current value of the index for a put option the option is considered to be "in the money." In such a case, the Portfolio will cover such options written by segregating with its custodian or pledging to its commodity broker as collateral cash, U.S. Government or other high-grade, short-term debt obligations equal in value to the amount by which the option written is in the money, times the multiplier, times the number of contracts.

Examples of stock and fixed income indices for options include the S&P 500 Index, Value Line Index, National OTC Index, Major Market Index, Computer Technology Index, Oil Index, NYSE Options Index, Technology Index, Gold/Silver Index, Institutional Index, NYSE Beta Index, Lehman Government Corporate Bond Index, Lehman Treasury Bond Index, Canadian Market Portfolio Index (Montreal Stock Exchange), Financial Tower Stock Exchange 100 (London Stock Exchange) and Toronto Stock Exchange Composite 300 (Toronto Stock Exchange). The Portfolios may also use options on such other indices as may now or in the future be available.

Each Portfolio, other than the Money Market Portfolio, may also purchase put or call options on securities and securities indices in order to (i) hedge against anticipated changes in interest rates or stock prices that may adversely affect the prices of securities that the Portfolio intends to purchase at a later date,
(ii) hedge its investments against an anticipated decline in value, or (iii) attempt to reduce the risk of missing a market or industry segment advance. These Portfolios also may purchase put options on foreign currencies that correlate with the Portfolio's portfolio securities in order to minimize or hedge against anticipated declines in the exchange rate of the currencies in which the Portfolio's securities are denominated and may purchase call options on foreign currencies that correlate with its portfolio securities to take advantage of anticipated increases in exchange rates. In the event that the anticipated changes in interest rates, stock prices, or exchange rates occur, the Portfolio may be able to offset the resulting adverse effect on the Portfolio, in whole or in part, through the options purchased.

The premium paid for a put or call option plus any transaction costs will reduce the benefit if any, realized by the Portfolio upon exercise or liquidation of the option, and, unless the price of the underlying security, securities index, or currency changes sufficiently, the option may expire without value to the Portfolio. To close option positions purchased by the Portfolios, the Portfolios may sell put or call options identical to options previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option purchased.

Options used by the Portfolios may be traded on the national securities exchanges or in the over-the-counter market. Each Portfolio, other than the Money Market Portfolio, may use over-the-counter options. Options traded in the over-the-counter market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be more difficult to enter into closing transactions with respect to options traded over-the-counter. In this regard, the Portfolios may enter into contracts with the primary dealers with whom they write over-the-counter options. The contracts will provide that each Portfolio has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value of such option, as determined in good faith through negotiations between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by each Portfolio for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount the option is "in-the-money"). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." Although the specific details of the formula may vary with different primary dealers, each contract will provide a formula to determine the maximum price at which each Portfolio can repurchase the option at any time. The Portfolios have established standards of creditworthiness for these primary dealers.

Writing Covered Call and Put Options and Purchasing Call and Put Options

Each Portfolio, other than the Money Market Portfolio, may write exchange-traded covered call and put options on or relating to specific securities in order to earn additional income or, in the case of a call written, to minimize or hedge against anticipated declines in the value of the Portfolio's securities. To "cover" an option means, for example, to identify and make available for sale the specific portfolio security or foreign currency to which the option relates. Through the writing of a covered call option a Portfolio receives premium income but obligates itself to sell to the purchaser of such an option the particular security or foreign currency underlying the option at a specified price at any time prior to the expiration of the option period, regardless of the market value of the security or the exchange rate for the foreign currency during this period. Through the writing of a covered put option a Portfolio receives premium income but obligates itself to purchase a particular security or foreign currency underlying the option at a specified price at any time prior to the expiration of the option period, regardless of market value or exchange rate during the option period.

Each Portfolio, other than the Money Market Portfolio, in accordance with their investment objective (s) and investment programs, may also write exchange-traded covered call and put options on indices and may purchase call and put options on indices that correlate with the Portfolio's portfolio securities. These Portfolios may engage in such transactions for the same purposes as they may engage in such transactions with respect to individual portfolio securities or foreign currencies, that is, to generate additional income or as a hedging technique to minimize anticipated declines in the value of the Portfolio's portfolio securities or the exchange rate of the securities in which the Portfolio invested. In economic effect, a stock index call or put option is similar to an option on a particular security, except that the value of the option depends on the weighted value of the group of securities comprising the index, rather than a particular security, and settlements are made in cash rather than by delivery of a particular security.

Each Portfolio, other than the Money Market Portfolio, may also purchase exchange-traded call and put options with respect to securities and indices that correlate with that Portfolio's particular portfolio securities.

A Portfolio may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its portfolio securities or currencies. As the holder of a put option with respect to individual securities or currencies, the Portfolio has the right to sell the securities or currencies underlying the options and to receive a cash payment at the exercise price at any time during the option period. As the holder of a put option on an index, a Portfolio has the right to receive, upon exercise of the option, a cash payment equal to a multiple of any excess of the strike price specified by the option over the value of the index.

A Portfolio may purchase call options on individual securities, currencies or stock indices in order to take advantage of anticipated increases in the price of those securities or currencies by purchasing the right to acquire the securities or currencies underlying the option or, with respect to options on indices, to receive income equal to the value of such index over the strike price. As the holder of a call option with respect to individual securities or currencies, a Portfolio obtains the right to purchase the underlying securities or currencies at the exercise price at any time during the option period. As the holder of a call option on a stock index, a Portfolio obtains the right to receive, upon exercise of the option, a cash payment equal to the multiple of any excess of the value of the index on the exercise date over the strike price specified in the option.

Over-the-counter options are not traded on an exchange and may not be as actively traded as listed securities, making the valuation of these securities more difficult. In addition, an unlisted option entails a risk not found in connection with listed options -- that the party on the other side of the option transaction will default. This may make it impossible to close out an unlisted option position in some cases, and profits may be lost thereby. Such over-the-counter options, unless otherwise indicated, will be considered illiquid securities. The Portfolios will engage in such transactions only with firms of sufficient credit to minimize these risks. In instances in which a Portfolio has entered into agreements with primary dealers with respect to the over-the-counter options it has written, and such agreements would enable the Portfolio to have an absolute right to repurchase, at a pre-established formula price, the over-the-counter options written by it, the Portfolio will treat as illiquid only the amount equal to the formula price described above less the amount by which the option is "in-the-money."

Although these investment practices will be used to generate additional income and to attempt to reduce the effect of any adverse price movement in the securities or currencies subject to the option, they do involve certain risks that are different in some respects from investment risks associated with similar Portfolios which do not engage in such activities. These risks include the following: writing covered call options -- the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities or currencies above the exercise price; writing covered put options -- the inability to effect closing transactions at favorable prices and the obligation to purchase the specified securities or currencies or to make a cash settlement on the stock index at prices which may not reflect current market values or exchange rates; and purchasing put and call options -- possible loss of the entire premium paid. In addition, the effectiveness of hedging through the purchase or sale (writing) of stock index options will depend upon the extent to which price movements in the portion of a Portfolio's portfolio being hedged correlate with price movements in the selected stock index. Perfect correlation may not be possible because the securities held or to be acquired by a Portfolio may not exactly match the composition of the stock index on which options are purchased or written. If the forecasts of the Adviser or the Sub-advisers regarding movements in securities prices, currencies or interest rates are incorrect, a Portfolio's investment results may have been better without the hedge.

Financial Futures Contracts

Each Portfolio, other than the Money Market Portfolio, in accordance with its investment objective(s), investment program, policies, and restrictions may purchase and sell exchange-traded financial futures contracts as a hedge to protect against anticipated changes in prevailing interest rates, overall stock prices or currency rates, or to efficiently and in a less costly manner implement either increases or decreases in exposure to the equity or bond markets. The Portfolios may also write covered call options and purchase put and call options on financial futures contracts for the same purposes or to earn additional income and write covered put options on stock index futures contracts. The International Equity Portfolio may utilize currency futures contracts and both listed and unlisted financial futures contracts and options thereon.

Financial futures contracts consist of interest rate futures contracts, stock index futures contracts, and currency futures contracts. An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A stock index futures contract is similar in economic effect, except that rather than being based on specific securities, it is based on a specified index of stocks and not the stocks themselves. A currency futures contract is a contract to buy or sell a specific foreign currency at a future time for a fixed price.

An interest rate futures contract binds the seller to deliver to the purchaser on a specified future date a specified quantity of one of several listed financial instruments, against payment of a settlement price specified in the contract. A public market currently exists for futures contracts covering a number of indices as well as financial instruments and foreign currencies, including: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the European Currency Unit ("ECU"). It is expected that other futures contracts will be developed and traded in the future.

Stock index futures contracts bind purchaser and seller to deliver, at a future date specified in the contract, a cash amount equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price specified by the contract. That is, the seller of the futures contract must pay and the purchaser would receive a multiple of any excess of the value of the index over the settlement price, and conversely, the purchaser must pay and the seller would receive a multiple of any excess of the settlement price over the value of the index. Stock index futures contracts are currently traded with respect to the S&P 100 Index and other market indices such as the S&P 500 Index, the S&P MidCap 400, the Nikkei 225, the New York Stock Exchange Composite Index, the Value Line Stock Index, and the Major Market Index. It is expected that financial instruments related to broad-based indices, in addition to those for which futures contracts are currently traded, will in the future be the subject of publicly-traded futures contracts, and the Portfolios may use any of these, which are appropriate, in its hedging strategies.

A financial futures contract is an agreement to buy or sell a security (or deliver a final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery of a specified security) for a set price in the future. Exchange-traded futures contracts are designated by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but instead are liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Portfolio will usually be liquidated in this manner, the Portfolio may instead make or take delivery of underlying securities whenever it appears economically advantageous to the Portfolio to do so. A clearing organization associated with the relevant exchange assumes responsibility for closing out transactions and guarantees that, as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Unlisted financial futures contracts, which may be purchased or sold by each Portfolio, other than the Money Market Portfolio, are not traded on an exchange and, generally, are not as actively traded as listed futures contracts or listed securities. Such financial futures contracts generally do not have the following elements: standardized contract terms, margin requirements relating to price movements, clearing organizations that guarantee counter-party performance, open and competitive trading in centralized markets, and public price dissemination. These elements in listed instruments serve to facilitate their trading and accurate valuation. As a result the accurate valuation of unlisted financial futures contracts may be difficult. In addition, it may be difficult or even impossible, in some cases, to close out an unlisted financial futures contract, which may, in turn, result in significant losses to the Portfolio. Such unlisted financial futures contracts will be considered by the Portfolio to be illiquid securities and together with other illiquid securities will be subject to each Portfolio's limitations on investments in illiquid securities. In making such determination, the value of unlisted financial futures contracts will be based upon the "face amount" of such contracts.

When financial futures contracts are entered into by a Portfolio, either as the purchaser or the seller of such contracts, the Portfolio is required to deposit with the Custodian in a segregated account in the name of the FCM an initial margin of cash or U.S. Treasury bills equaling as much as 5% to 10% or more of the contract settlement price. The nature of initial margin requirements in futures transactions differs from traditional margin payments made in securities transactions in that initial margins for financial futures contracts do not involve the borrowing of funds by the customer to finance the transaction. Instead, a customer's initial margin on a financial futures contract represents a good faith deposit securing the customer's contractual obligations under the financial futures contract. The initial margin deposit is returned, assuming these obligations have been met, when the financial futures contract is terminated. In addition, subsequent payments to and from the FCM, called "variation margin," are made on a daily basis as the price of the underlying security, stock index, or currency fluctuates, reflecting the change in value in the long (purchase) or short (sale) positions in the financial futures contract, a process known as "marking to market."

Each Portfolio, other than the Money Market Portfolio, may hold financial futures contracts in accordance with its investment policies.

Financial futures contracts generally are not entered into to acquire the underlying asset and generally are not held to term. Prior to the contract settlement date, the Portfolios will normally close all futures positions by entering into an offsetting transaction which operates to cancel the position held, and which usually results in a profit or loss.

Options on Financial Futures Contracts

Each Portfolio, other than the Money Market Portfolio, may also purchase call and put options on financial futures contracts and write call and put options on financial futures contracts of the type which the particular Portfolio is authorized to enter into. Options on financial futures contracts used by the Portfolios are traded on exchanges that are licensed and regulated by the CFTC. A call option on a financial futures contract gives the purchaser the right in return for the premium paid, to purchase a financial futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a financial futures contract (assume a "short" position), for a specified exercise price, at any time before the option expires.

Unlike entering into financial futures contracts, purchasing options on financial futures contracts allows a Portfolio to decline to exercise the option, thereby avoiding any loss beyond foregoing the purchase price (or "premium") paid for the options. Therefore, the purchase of options on financial futures contracts may be a preferable hedging strategy when a Portfolio desires maximum flexibility. Whether, in order to achieve a particular objective, a Portfolio enters into a financial futures contract, on the one hand, or an option contract, on the other, will depend on all the circumstances, including the relative costs, liquidity, availability and capital requirements of such financial futures and options contracts. Also, the Portfolios will consider the relative risks involved, which may be quite different. These factors, among others, will be considered in light of market conditions and the particular objective to be achieved.

Certain Additional Risks of Options and Financial Futures Contracts

The use of options and financial futures contracts may entail the following risks. First, although such instruments when used by the Portfolios are intended to correlate with the Portfolios' portfolio securities or currencies, in many cases the options or financial futures contracts used may be based on securities, currencies, or stock indices the components of which are not identical to the portfolio securities owned or intended to be acquired by the Portfolios. Second, due to supply and demand imbalances and other market factors, the price movements of financial futures contracts, options thereon, currency options, and stock index options may not necessarily correspond exactly to the price movements of the securities, currencies, or stock indices on which such instruments are based. Accordingly, there is a risk that a Portfolio's transactions in those instruments will not in fact offset the impact on the Portfolio of adverse market developments in the manner or to the extent contemplated or that such transactions will result in losses to the Portfolio which are not offset by gains with respect to corresponding portfolio securities owned or to be purchased by that Portfolio.

To some extent, these risks can be minimized by careful management of hedging activities. For example, where price movements in a financial futures or option contract are expected to be less volatile than price movements in the related portfolio securities owned or intended to be acquired by a Portfolio, it may, in order to compensate for this difference, use an amount of financial futures or option contracts which is greater than the amount of such portfolio securities. Similarly, where the price movement of a financial futures or option contract is anticipated to be more volatile, a Portfolio may use an amount of such contracts which is smaller than the amount of portfolio securities to which such contracts relate.

The risk that the hedging technique used will not actually or entirely offset an adverse change in a Portfolio's portfolio securities is particularly relevant to financial futures contracts and options written on stock indices and currencies. A Portfolio, in entering into a futures purchase contract, potentially could lose any or all of the contract's settlement price. In entering into a futures sale contract, a Portfolio could potentially lose a sum equal to the excess of the contract's value (marked to market daily) over the contract's settlement price. In writing options on indices or currencies a Portfolio could potentially lose a sum equal to the excess of the value of the index or currency (marked to market daily) over the exercise price. In addition, because financial futures contracts require delivery at a future date of either a specified security or currency, or an amount of cash equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price, an algebraic relationship exists between any price movement in the underlying security or currency or index and the potential cost of settlement to a Portfolio. A small increase or decrease in the value of the underlying security or currency or stock index can, therefore, result in a much greater increase or decrease in the cost to the Portfolio.

Index call options written also pose another risk as hedging tools. Because exercises of index options are settled in cash, there is an inherent timing risk that the value of a Portfolio's portfolio securities "covering" a stock index call option written by it may decline during the time between exercise of the option by the option holder and notice to the Portfolio of such exercise (usually one day or more) thereby requiring the Portfolio to use additional assets to settle the transaction. This risk is not present in the case of covered call options on individual securities, which are settled by delivery of the actual securities.

There are also special risks in using currency options including the following:
(i) settlement of such options must occur in the country issuing the currency in conformity with foreign regulations for such delivery, including the possible imposition of additional costs and taxes, (ii) no systematic reporting of "last sale" information for foreign currencies, and (iii) the need to use "odd lot" transactions for underlying currencies at prices less favorable than those for "round lot" transactions.

Although the Portfolios intend to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market for such instruments will exist when a Portfolio seeks to "close out" (i.e. terminate) a particular financial futures contract or option position. This is particularly relevant for over-the-counter options and financial futures contracts, as previously noted. Trading in such instruments could be interrupted, for example, because of a lack of either buyers or sellers. In addition, the futures and options exchanges may suspend trading after the price of such instruments has risen or fallen more than the maximum amount specified by the exchange. Exercise of options could also be restricted or delayed because of regulatory restrictions or other factors. A Portfolio may be able, by adjusting investment strategy in the cash or other contract markets, to offset to some extent any adverse effects of being unable to liquidate a hedge position. Nevertheless, in some cases, a Portfolio may experience losses as a result of such inability. Therefore it may have to liquidate other more advantageous investments to meet its cash needs.

In addition, FCMs or brokers in certain circumstances will have access to a Portfolio's assets posted as margin in connection with these transactions as permitted under the 1940 Act. See "Custodian" in this Statement of Additional Information. The Portfolios will use only FCMs or brokers in whose reliability and financial soundness they have full confidence and have adopted certain other procedures and limitations to reduce the risk of loss with respect to any assets which brokers hold or to which they may have access. Nevertheless, in the event of a brokers insolvency or bankruptcy, it is possible that a Portfolio could experience a delay or incur costs in recovering such assets or might recover less than the full amount due. Also the value of such assets could decline by the time a Portfolio could effect such recovery.

The success of a Portfolio in using hedging techniques depends, among other things, on the Adviser's or a Sub-adviser's ability to predict the direction and volatility of price movements in both the futures and options markets as well as the securities markets and on the Adviser's or the Sub-adviser's ability to select the proper type, time, and duration of hedges. There can be no assurance that these techniques will produce their intended results. In any event, the Sub-adviser will use financial futures contracts, options thereon, currency options and stock index options only when it believes the overall effect is to reduce, rather than increase, the risks to which a Portfolio is exposed. Hedging transactions also, of course, may be more, rather than less, favorable to a Portfolio than originally anticipated.

Limitations

No Portfolio will enter into any financial futures contract or purchase any option thereon if, immediately thereafter, the total amount of its assets required to be on deposit as initial margin to secure its obligations under financial futures contracts, plus the amount of premiums paid by it for outstanding options to purchase futures contracts, exceeds 5% of the market value of its total assets; provided however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

In addition, each Portfolio has an operating policy which provides that it will not enter into financial futures contracts or write put or call options with respect to financial futures contracts unless such transactions are either "covered" or subject to segregation requirements considered appropriate by the SEC staff. Further, each Portfolio has an operating policy which provides that it will not enter into custodial arrangements with respect to initial or variation margin deposits or marked-to-market amounts unless the custody of such initial and variation margin deposits and marked-to-marked amounts are in compliance with current SEC staff interpretive positions or no-action letters or rules adopted by the SEC.

REAL ESTATE SECURITIES AND REAL ESTATE INVESTMENT TRUSTS ("REITS")

Each Portfolio, other than the Money Market Portfolio and the U.S. Government Securities Portfolio, may invest in real estate securities and REITs. Real estate securities are equity securities consisting of (i) common stocks, (ii) rights or warrants to purchase common stocks, (iii) securities convertible into common stocks and (iv) preferred stocks issued by real estate companies. A real estate company is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate or that has at least 50% of its assets invested in real estate.

REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. A Portfolio will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Portfolio.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

REPURCHASE AGREEMENTS

Each Portfolio may hold commercial paper, certificates of deposits, and government obligations (including government guaranteed obligations), subject to repurchase agreements with certain well established domestic banks and certain broker-dealers, including primary government securities dealers, approved as creditworthy by the Trustees. The underlying securities must be obligations of the U.S. Government or its agencies or instrumentalities or other high quality, short-term debt obligations. Repurchase agreements are generally for short periods, often less than a week. Repurchase agreements typically obligate a seller, at the time it sells securities to a Portfolio, to repurchase the securities at a specific future time and price. The price for which the Portfolio resells the securities is calculated to exceed the price the Portfolio initially paid for the same securities, thereby determining the yield during the Portfolio's holding period. This result is a fixed market rate of interest, agreed upon by that Portfolio and the seller, which is accrued as ordinary income. Most repurchase agreements mature within seven days although some may have a longer duration. The underlying securities constitute collateral for these repurchase agreements, which are considered loans under the 1940 Act.

The Portfolios do not intend to sell the underlying securities subject to a repurchase agreement (except to the seller upon maturity of the agreement). During the term of the repurchase agreement, the Portfolios (i) retain the securities subject to the repurchase agreement as collateral securing the sellers obligation to repurchase the securities, (ii) monitor on a daily basis the market value of the securities subject to the repurchase agreement, and
(iii) require the seller to deposit with the Trust's Custodian collateral equal to any amount by which the market value of the securities subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. In the event that a seller defaults on its obligation to repurchase the securities, a Portfolio must hold the securities until they mature or may sell them on the open market, either of which may result in a loss to the Portfolio if, and to the extent that, the values of the securities decline. Additionally, a Portfolio may incur disposition expenses when selling the securities. Bankruptcy proceedings by the seller may also limit or delay realization and liquidation of the collateral by a Portfolio and may result in a loss to that Portfolio. The Trustees of the Trust will evaluate the creditworthiness of all banks and broker-dealers with which the Trust proposes to enter into repurchase agreements. A Portfolio will not invest in repurchase agreements that do not mature within seven days if any such investment, together with any illiquid assets held by the Portfolio, exceeds 15% of the value of that Portfolio's total assets (10% in the case of the Money Market Portfolio).

TEMPORARY DEFENSIVE POSITION

Under normal market conditions, none of the Portfolios, other than the Money Market Portfolio, intends to have a substantial portion of its assets invested in cash, money market instruments or U.S. Government securities, though the U.S. Government Securities Portfolio will have a substantial portion of its assets invested in U.S. Government securities. However, when the Adviser or a Sub-adviser determines that adverse market conditions exist, each Portfolio may adopt a temporary defensive posture and invest entirely in cash, money market instruments, including domestic bank obligations, repurchase agreements and U.S. Government securities. When a Portfolio is invested in this manner, it may not be able to achieve its investment objective.

VARIABLE OR FLOATING RATE SECURITIES

The Money Market Portfolio, U.S. Government Securities Portfolio and the Growth Equity Portfolio may invest in adjustable rate securities. Adjustable rate securities (i.e., variable rate and floating rate instruments) are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

Variable rate instruments are obligations (usually certificates of deposit) that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument whose principal amount is scheduled to be paid in 13 months or less is considered to have a maturity equal to the period remaining until the next readjustment of the interest rate. Many variable rate instruments are subject to demand features which entitle the purchaser to resell such securities to the issuer or another designated party, either (1) at any time upon notice of usually 30 days or less, or (2) at specified intervals, not exceeding 13 months, and upon 30 days notice. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

Floating rate instruments (generally corporate notes, bank notes, or Eurodollar certificates of deposit) have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

The Money Market Portfolio, the Growth Equity Portfolio and the Growth and Income Portfolio may invest in inverse floaters, which are derivative fixed income or municipal securities. Inverse floaters may be issued by agencies or instrumentalities of the U.S. government or by private issuers including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Inverse floaters generally have greater volatility than other types of mortgage securities in which a Portfolio may invest. Although inverse floaters are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, inverse floaters are generally illiquid.

Inverse floaters are structured as a class of security that receives distributions on a pool of mortgage assets and whose yields move in the opposite direction of short-term interest rates and at an accelerated rate. Such securities have the effect of providing a degree of investment leverage since they will generally increase or decrease in value in response to changes in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed-rate long-term debt obligations increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market value of fixed-rate securities.

Variable-rate demand notes include master demand notes which are obligations that permit a Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Portfolio as lender and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay, in its discretion, the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded, and there generally is not an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies. If not so rated, a Portfolio may invest in them only if the Portfolio's Sub-adviser determines that, at the time of investment, the obligations are of comparable quality to the other obligations in which the Portfolio may invest. The Sub-adviser, on behalf of a Portfolio, will consider on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Portfolio's portfolio.

WARRANTS

The Emerging Growth Portfolio, the International Equity Portfolio, the Growth and Income Portfolio and the EliteValue Portfolio may invest in or acquire warrants. Warrants are instruments which entitle the holder to buy underlying equity or fixed income securities at a specific price for a specific period of time. A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities.

Fixed income securities with warrants attached to purchase equity securities have many characteristics of convertible fixed income securities and their prices may, to some degree, reflect the performance of the underlying equity securities. Fixed income securities also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Portfolio to buy additional fixed income securities at the favorable rate or to sell the warrants at a profit.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. In addition, the value of warrants does not, necessarily in all cases change to the same extent as the value of the underlying securities to which they relate. These factors can make warrants more speculative than other types of investments.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS

Each Portfolio may purchase securities on a when-issued or delayed delivery basis. When such transactions are negotiated, the price of such securities is fixed at the time of commitment, but delivery and payment for the securities may take place a month or more after the date of the commitment to purchase. The securities so purchased are subject to market fluctuation, and no interest accrues to the purchaser during this period. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. The Adviser and the Sub-advisers do not believe that a Portfolio's net asset value or income will be adversely affected by the purchase of securities on a when-issued basis.

ZERO-COUPON FIXED INCOME SECURITIES

The Money Market Portfolio and the Growth and Income Portfolio may invest in zero coupon fixed income securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest.

Zero coupon fixed income securities are issued and traded at a discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.

The discount on zero coupon fixed income securities ("original issue discount") must be taken into income ratably by a Portfolio prior to the receipt of any actual payments. Because the Portfolio must distribute substantially all of its net income to its shareholders each year for income and excise tax purposes, the Portfolio may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its corresponding Portfolio's distribution requirements.

The market prices of zero coupon fixed income securities generally are more volatile than the prices of securities that pay interest periodically. Zero coupon fixed income securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality.

Custodial receipts issued in connection with zero coupon fixed income securities, such as Certificates of Accrual on Treasury Securities ("CATS") and Treasury Investment Growth Receipts ("TIGRS"), are not issued by the U.S. Treasury, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities such as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Back Entry Safekeeping ("CUBES") are direct obligations of the U.S. Government.

                            INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental and may not be changed with respect to any Portfolio without the approval of "a majority of the outstanding voting securities" of that Portfolio. Under the 1940 Act and the rules thereunder, a "majority of the outstanding voting securities" of a Portfolio means the lesser of (a) 67% of the shares of that Portfolio present at a meeting if the holders of more than 50% of the outstanding shares of that Portfolio are present in person or by proxy and (b) more than 50% of the outstanding shares of that Portfolio. Any investment restrictions which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Portfolio, as the case may be.

The Trust may not, on behalf of a Portfolio:

(1) With respect to 75% of its total assets, purchase the securities of any issuer if such purchase would cause more than 5% of the value of a Portfolio's total assets to be invested in securities of any one issuer (except securities issued or guaranteed by the U.S. Government or any agency or instrumentality thereof), or purchase more than 10% of the outstanding voting securities of any one issuer;

(2) Invest more than 25% of the value of its net assets in the securities (other than U.S. Government securities) of issuers in a single industry, except that this policy shall not limit investment by the Money Market Portfolio in obligations of U.S. banks (excluding their foreign branches);

(3) Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or, with respect to the Money Market Portfolio, to facilitate redemptions (and not for leveraging or investment, except with respect to reverse repurchase agreements and dollar roll transactions, to the extent such investments are permitted under a Portfolio's investment objectives and policies), provided that borrowings do not exceed an amount equal to 33 1/3% of the current value of the Portfolio's assets taken at market value, less liabilities other than borrowings. If at any time a Portfolio's borrowings exceed this limitation due to a decline in net assets, such borrowings will be reduced within three days to the extent necessary to comply with this limitation. A Portfolio will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets;

(4) Make loans to other persons, except loans of Portfolio securities and except to the extent that the purchase of debt obligations in accordance with its investment objectives and policies or entry into repurchase agreements may be deemed to be loans;

(5) Purchase or sell any commodity contract, except that each Portfolio (other than the Money Market Portfolio), to the extent permitted by its investment objectives and policies, may purchase and sell futures contracts based on debt securities, indexes of securities, and foreign currencies and purchase and write options on securities, futures contracts which it may purchase, securities indexes, and foreign currencies and purchase forward contracts. (Securities denominated in gold or other precious metals or whose value is determined by the value of gold or other precious metals are not considered to be commodity contracts.)

(6) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its Portfolio investments, it may be deemed to be an underwriter under federal securities laws;

(7) Purchase or sell real estate, although (with respect to Portfolios other than the Money Market Portfolio) it may purchase and sell securities which are secured by or represent interests in real estate, mortgage-related securities, securities of companies principally engaged in the real estate industry, and participation interests in pools of real estate mortgage loans, and it may liquidate real estate acquired as a result of default on a mortgage; and

(8) Issue any class of securities which is senior to a Portfolio's shares of beneficial interest except as permitted under the 1940 Act or by order of the SEC.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions are non-fundamental and may be changed by the Trustees without shareholder approval.

The Trust may not, on behalf of a Portfolio:

(1) Invest more than 15% (except 10% with respect to the Money Market Portfolio) of the net assets of a Portfolio (taken at market value) in illiquid securities, including repurchase agreements maturing in more than seven days;

(2) Purchase securities on margin, except (with respect to all Portfolios other than the Money Market Portfolio) such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except (with respect to all Portfolios other than the Money Market Portfolio) that it may make margin payments in connection with options, futures contracts, options on futures contracts, and forward foreign currency contracts and in connection with swap agreements;

(3) Make short sales of securities unless such Portfolio (other than the Money Market Portfolio) owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short; and

(4) Make investments for the purpose of gaining control of a company's management.

                            MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

The Board of Trustees ("Board") manages the business activities of the Trust in accordance with Massachusetts law. The Board elects officers who are responsible for the day-to-day operations of the Trust and who execute policies formulated by the Board. The names and ages of the Trustees and officers of the Trust, their addresses, present positions and principal occupations during the past five years are set forth below.

Name, Address, and Age                 Position(s) With The Trust  Principal Occupation During Past Five Years
----------------------                 --------------------------  -------------------------------------------
Richard W. Scott*                      President, Principal        Executive Vice President and Chief
2929 Allen Parkway                     Executive Officer, and      Investment Officer of American General
Houston, Texas 77019                   Trustee                     Corporation since February 1998; prior
Date of Birth: 07/08/53                                            thereto, Vice Chairman, General Counsel and
                                                                   Chief Investment Officer or Executive Vice
                                                                   President of Western National Corporation
                                                                   from February 1994 to February 1998; prior
                                                                   thereto, a partner with Vinson & Elkins
                                                                   L.L.P.

Terry L. Swenson*                      Trustee and Vice President  Vice President -- Variable Products,
2929 Allen Parkway                                                 American General Annuity Insurance Company
Houston, Texas 77019                                               (the "Company") and The Variable Annuity
Date of Birth: 04/09/62                                            Life Insurance Company ("VALIC")
                                                                   (1997-Present); prior thereto, President of
                                                                   FMB Investment Services/FMB Insurance
                                                                   Agency (1996-1997); and prior thereto,
                                                                   Senior Vice President -- Director of Sales
                                                                   and Marketing of TCF Insurance/TCF
                                                                   Securities (1994-1996).

S. Tevis Grinstead                     Trustee                     Retired since 1993; prior thereto, a
c/o Vinson & Elkins L.L.P.                                         partner with Vinson & Elkins L.L.P.
2300 First City Tower
1001 Fannin
Houston, Texas 77002-6760
Date of Birth: 09/23/38

Hugh L. Hyde                           Trustee                     Owner, HLH Consulting Inc. since November,
952 Echo Lane, Suite 322                                           1994; from March 1, 1993 to September 15,
Houston, Texas 77024                                               1994, President and Director of Texas
Date of Birth: 04/09/43                                            Capital Bancshares, Inc. and its subsidiary
                                                                   bank, Texas Capital Bank, N.A.; prior
                                                                   thereto, a partner with KPMG Peat Marwick.

Melvin C. Payne                        Trustee                     President & Chief Executive Officer of
1300 Post Oak Blvd.,                                               Carriage Services since 1991.
Suite 1500
Houston, Texas 77045
Date of Birth: 01/06/43

Name, Address, and Age                 Position(s) With The Trust  Principal Occupation During Past Five Years
----------------------                 --------------------------  -------------------------------------------
Brent C. Nelson                        Vice President              Senior Vice President, Controller and
2929 Allen Parkway                                                 Director, VALIC and the Company. Formerly,
Houston, Texas 77019                                               Vice President and Controller, VALIC
Date of Birth: 07/24/51                                            (1990-1994).

Peter V. Tuters                        Vice President and Senior   Executive Vice President, American General
2929 Allen Parkway                     Investment Officer          Investment Management, L.P., Vice President
Houston, Texas 77019                                               and Investment Officer, VALIC and the
Date of Birth: 04/18/52                                            Company; Senior Vice President and Chief
                                                                   Investment Officer, American General
                                                                   Corporation (1993-1998).

Maruti D. More                         Vice President --          Vice President, American General
2929 Allen Parkway                     Investments                Investment Management, L.P.; Vice
Houston, Texas 77019                                              President, Investments, VALIC (1998 to
Date of Birth: 02/02/44                                           present). Formerly, Managing Director,
                                                                  Marketable Securities, Paul Revere
                                                                  Investment Management Corporation (1993-
                                                                  1995.

Cynthia A. Toles                       Vice President and         Senior Vice President, General Counsel
2929 Allen Parkway                     Secretary                  and Secretary, VALIC and the Company;
Houston, Texas 77019                                              Secretary and Assistant Treasurer,
Date of Birth: 03/28/51                                           VAMCO. Formerly, Senior Associate
                                                                  General Counsel and Secretary, VALIC
                                                                  (1990-1998).

Nori L. Gabert                         Vice President and         Associate General Counsel, VALIC.
2929 Allen Parkway                     Assistant Secretary        Formerly, Of Counsel, Winstead Sechrest
Houston, Texas 77019                                              & Minick P.C. (1997); Vice President and
Date of Birth: 08/15/53                                           Associate General Counsel of Van Kampen
                                                                  American Capital, Inc. (1981-1996).

Gregory R. Seward                      Treasurer                  Vice President -- Variable Product
2929 Allen Parkway                                                Accounting, VALIC and the Company.
Houston, Texas 77019                                              Formerly, Director of Fund Operations
Date of Birth: 06/27/56                                           and Assistant Controller, VALIC and the
                                                                  Company.

Cynthia A. Gibbons                     Assistant Vice President   Senior Compliance Analyst, VALIC.
2929 Allen Parkway
Houston, Texas 77019
Date of Birth: 12/06/67

Kurt R. Fredland                       Vice President             Vice President of AGA Investment
2929 Allen Parkway                                                Advisory Services, Inc. since September
Houston, Texas 77019                                              1994; prior thereto Assistant Vice
Date of Birth: 09/19/48                                           President -- Variable Annuity
                                                                  Administration, the Company from April
                                                                  1994; prior thereto, a financial
                                                                  consultant.

*     Interested person of the Trust within the meaning of the 1940 Act.

Each Trustee who is not an employee, officer, or director of the Company, the Adviser, or a Sub-adviser receives an annual fee of $7,500 and an additional fee of $750 for each Trustees meeting attended. In addition, Trustees who are not interested persons of the Trust and who are members of any board committee will receive a separate fee of $750 for attendance at any committee meeting that is held on a day on which no

Board meeting is held. As of December 31, 1998, none of the Trustees or officers of the Trust owned any of the outstanding shares of the Trust.

The following table provides information regarding the compensation and benefits earned by the Trustees for the most recently completed fiscal year.

                               COMPENSATION TABLE
                      Fiscal Year Ending December 31, 1998

                                              Pension or
                                              Retirement                          Total
                                               Benefits        Estimated       Compensation
                               Aggregate      Accrued As        Annual       From Registrant
          Name of            Compensation       Part of      Benefits Upon   and Fund Complex
     Person, Position        From Trust(1)   Fund Expenses    Retirement     Paid to Trustee
     ----------------        -------------   -------------   -------------   ----------------
Richard W. Scott                    None           None            None               None
President and Trustee

John A. Graf                        None           None            None               None
Trustee(2)

Alden W. Brosseau             $11,114.25           None            None         $11,114.25
Trustee(2)

Hugh L. Hyde                  $11,114.25           None            None         $11,114.25
Trustee

Melvin C. Payne               $11,114.25           None            None         $11,114.25
Trustee

S. Tevis Grinstead            $11,114.25           None            None         $11,114.25
Trustee

(1) For the year ended December 31, 1998, the Trust paid the Trustees' aggregate compensation of $44,457.
(2) Messrs. Brosseau and Graf resigned their positions as Trustees of the Trust on November 18, 1998 and February 24, 1999, respectively.

CONTROLLING SHAREHOLDER

Shares of the Portfolios are issued and redeemed in connection with investments in and payments under variable annuity contracts issued through the Company's separate account ("Separate Account"). As of December 31, 1998, the Separate Account, 205 E. 10th Avenue, Amarillo, Texas 79101, owned of record 100% of the shares of each Portfolio of the Trust. The Separate Account is organized under the laws of Texas. When a general or special meeting of shareholders is called and matters are to be voted upon, contract owners and participants having values allocated to any of the Portfolios, as provided in their variable annuity contracts, may instruct the Separate Account as to how they wish to vote, and the Separate Account will vote Portfolio shares in accordance with contract owners' and participants' instructions.

INVESTMENT ADVISER

Under an Investment Advisory Agreement, dated August 23, 1995, the Adviser manages the business and affairs of the Portfolios and the Trust, under the supervision of the Trustees. The Adviser is an indirect subsidiary of Western National Corporation, a Delaware corporation ("Western National"), which is a wholly-owned subsidiary of AGC Life Insurance Company, a Missouri domiciled life insurer that is wholly-owned by American General Corporation, a Texas corporation.

Under the Investment Advisory Agreement (the "Agreement"), the Adviser is obligated to formulate a continuing program for the investment of the assets of each Portfolio of the Trust in a manner consistent with each Portfolio's investment objectives, policies, and restrictions, and to determine, from time to time, securities to be purchased, sold, retained, or lent by the Trust and to implement those decisions. The Agreement also provides that the Adviser shall manage the Trust's business and affairs and provide such services as are required for effective administration of the Trust as are now provided by employees or other agents engaged by the Trust. The Investment Advisory Agreement further provides that the Adviser shall furnish the Trust with office space and necessary personnel, pay ordinary office expenses, pay all executive salaries of the Trust, and furnish, without expense to the Trust, the services of such members of its organization as may be duly elected officers or Trustees of the Trust.

Under the Agreement, the Trust is responsible for all its other expenses including, but not limited to, the following expenses: legal, auditing, or accounting expenses; Trustees' fees and expenses; insurance premiums; brokers' commissions; taxes and governmental fees; expenses of issue or redemption of shares; expenses of registering or qualifying shares for sale; reports and notices to shareholders and fees and disbursements of custodians, transfer agents, registrars, shareholder servicing agents, and dividend disbursing agents; and certain expenses with respect to membership fees of industry associations.

The Agreement provides that the Adviser may retain sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investment of the assets of one or more Portfolios. The Agreement provides that neither the Adviser nor any director, officer, or employee of Adviser will be liable for any loss suffered by the Trust in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations and duties. In addition, the Agreement provides for indemnification of the Adviser by the Trust.

The Agreement may be terminated without penalty by vote of the Trustees, as to any Portfolio by the shareholders of that Portfolio, or by the Adviser on 60 days' written notice. The Agreement also terminates without payment of any penalty in the event of its assignment. In addition, the Agreement may be amended only by a vote of the shareholders of the affected Portfolio(s) and provides that it will continue in effect from year to year only so long as such continuance is approved at least annually with respect to each Portfolio by vote of either the Trustees or the shareholders of the Portfolio, and, in either case, by a majority of the Trustees who are not "interested persons" of the Adviser. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

As full compensation for its services under the Agreement, the Trust pays the Adviser a monthly fee at the following annual rates based on the average daily net assets of each Portfolio: Growth and Income Portfolio, .75% of average daily net assets; International Equity Portfolio, .90% of average daily net assets; EliteValue Portfolio, .65% of average daily net assets; Growth Equity Portfolio,
 .61% of average daily net assets; Money Market Portfolio, .45% of average daily net assets; U.S. Government Securities Portfolio, .475% of average daily net assets; and Emerging Growth Portfolio, .75% of average daily net assets.

The Adviser voluntarily agreed to waive that portion of its advisory fee in excess of the amount payable by the Adviser to each Sub-adviser pursuant to the respective sub-advisory agreements for each Portfolio until May 1, 1998. In addition, the Company, an affiliate of the Adviser, has undertaken to bear all operating expenses of each Portfolio, excluding the compensation of the Adviser, that exceed .12% of each Portfolio's average daily net assets until May 1, 2000.

For the years ended December 31, 1998, 1997 and 1996, respectively, the Trust paid the Adviser advisory fees set forth in the following table.

                                                         1998           1997           1996
                                                         ----           ----           ----
Elite Value Portfolio                                   $84,637        $21,970        $ 3,553
Emerging Growth Portfolio                                51,549         17,886          4,290
Growth Equity Portfolio                                  56,941         18,763          7,072
Growth and Income Portfolio                              76,665         24,528          9,659
International Equity Portfolio                           42,177         23,693         11,530
Money Market Portfolio                                   19,782          5,909          1,248
U.S. Government Securities Portfolio                     22,372          5,756          2,076

For the years ended December 31, 1998, 1997 and 1996, respectively, the Adviser waived advisory fees as follows:

                                                         1998           1997           1996
                                                         ----           ----           ----
Elite Value Portfolio                                   $ 9,231        $13,732        $ 6,128
Emerging Growth Portfolio                                 5,221          8,943          5,171
Growth Equity Portfolio                                   6,950         13,030          9,010
Growth and Income Portfolio                               6,992         12,263          9,918
International Equity Portfolio                            3,842          9,113         10,342
Money Market Portfolio                                    4,461          7,387          1,984
U.S. Government Securities Portfolio                      3,584          6,395          7,227

INVESTMENT SUB-ADVISERS

Pursuant to Investment Sub-advisory Agreements (the "Sub-advisory Agreements") with each Sub-adviser, the Adviser has engaged Credit Suisse Asset Management ("CSAM of New York") to provide sub-advisory services to the Growth and Income Portfolio, Credit Suisse Asset Management Ltd. ("CSAM") to provide sub-advisory services for the International Equity Portfolio, OpCap Advisors ("OpCap") to provide sub-advisory services for the EliteValue Portfolio, State Street Global Advisors ("State Street") to provide sub-advisory services for the Growth Equity Portfolio and the Money Market Portfolio, and Van Kampen Asset Management ("Van Kampen") to provide sub-advisory services for the Emerging Growth Portfolio. CSAM of New York, Credit Suisse, OpCap, State Street and Van Kampen (collectively, the "Sub-advisers") are subject to the control, supervision and direction of the Adviser, which retains responsibility for the overall management of the Portfolios.

Pursuant to the Sub-advisory Agreements and subject to the Adviser's control, supervision and direction, the Sub-advisers manage the investment and reinvestment of the assets of the respective Portfolio, including the evaluation of pertinent economic, statistical, financial and other data, and the determination of industries and companies to be represented in the Portfolios.

The Sub-advisory Agreements may be continued with respect to any of the Portfolios if approved, after the initial two year term, at least annually by the vote of the Trustees of the Trust who are not parties to the Investment Sub-advisory Agreements or interested persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval and by a vote of a majority of the Trustees of the Trust or a majority of the relevant Portfolio's outstanding voting securities.

The Sub-advisory Agreements may be terminated at any time by the Adviser, the relevant Sub-adviser, the Trustees of the Trust, or by a vote of a majority of the outstanding voting securities of the relevant Portfolio, on 60 days' written notice to the other entities, without the payment of any penalty.

The Investment Sub-advisory Agreements provide that the Sub-advisers shall not be liable to the Adviser or the Trust for any act or omission in rendering services under the Investment Sub-advisory Agreements, so long as there has been no wilful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Sub-advisers.

CSAM of New York is the Sub-adviser for the Growth and Income Portfolio. CSAM of New York is a wholly-owned subsidiary of Credit Suisse Group, a Swiss Corporation. Credit Suisse Group is one of the largest global financial service group based in Switzerland. Under the Investment Sub-advisory Agreement with CSAM of New York, the Adviser pays CSAM of New York, for the services rendered and expenses paid by CSAM of New York, a monthly fee computed at the annual rate of .50% of the average daily net assets of the Growth and Income Portfolio.

CSAM is the Sub-adviser for the International Equity Portfolio. CSAM is a wholly-owned subsidiary of Credit Suisse Group. Under the Sub-advisory Agreement with CSAM, the Adviser pays CSAM, for the services rendered and expenses paid by CSAM, a monthly fee computed at the annual rate of .65% of the average daily net assets of the International Equity Portfolio.

OpCap is the Sub-adviser for the EliteValue Portfolio. OpCap is a majority-owned subsidiary of Oppenheimer Capital, a registered investment adviser whose employees perform all services provided to the Portfolio by OpCap. Oppenheimer Financial Corp., a holding company, is a 1% general partner of OPCAP and holds a one-third managing general partner interest in Oppenheimer Capital. Oppenheimer Capital, L.P., a Delaware limited partnership whose units are traded on the New York Stock Exchange ("NYSE") and of which Oppenheimer Financial Corp. is the sole 1% general partner, owns the remaining two-thirds interest.

Oppenheimer Capital and its subsidiaries are owned by PIMCO Advisors L.P. ("PIMCO Advisors"), a registered investment adviser. PIMCO Partners, G.P. ("PIMCO GP") owns approximately 42.83% and 66.3% of the total outstanding Class A and Class B units of limited partnership interest ("Units") of PIMCO Advisors and is PIMCO Advisors' sole general partner. PIMCO GP is a California general partnership with two general partners. The first of these is Pacific Investment Management Company, which is a California Corporation and is wholly-owned by Pacific Financial Asset Management Company, a direct subsidiary of Pacific Life Insurance Company ("Pacific Life"). PIMCO Partners L.L.C. ("PPLLC"), a California limited liability company, is the second , and managing general partner of PIMCO GP. PPLLC's members are the Managing Directors ("PIMCO Managers") of Pacific Investment Management Company, a subsidiary of PIMCO Advisors (the "PIMCO Subpartnership").

PIMCO Advisors is governed by an Operating Board and an Equity Board. Governance matters are allocated generally to the Operating Board and the Operating Board delegates to the Operating Committee the authority to manage day-to-day operations of PIMCO Advisors. The Operating Board is composed of twelve members, including, the chief executive officer of PIMCO Subpartnership as Chairman and six PIMCO Managers designated by the PIMCO Subpartnership.

The authority of PIMCO Advisors Operating Board and Operating Committee to take certain specified actions is subject to the approval of PIMCO Advisors' Equity Board. Equity Board approval is required for certain major transactions (e.g., issuance of additional PIMCO Advisors Units and appointment of PIMCO Advisors chief executive officer). In addition, the Equity Board has jurisdiction over matters such as actions which would have a material effect upon PIMCO Advisors business taken as a whole and (after an appeal from an Operating Board decision) matters likely to have a material adverse economic effect on any subpartnership of PIMCO Advisors. The Equity Board is composed of twelve members, including the chief executive officer of PIMCO Advisors, three members designated by a subsidiary of Pacific Life, the chairman of the Operating Board and two members designated by PPLLC.

Because of its power to appoint (directly or indirectly) seven of the twelve members of the Operating Board, as described above, the PIMCO Subpartnership may be deemed to control PIMCO Advisors. Because of direct or indirect power to appoint 25% of the members of the Equity Board, (i) Pacific Life and (ii) the PIMCO Managers and/or the PIMCO Subpartnership may each be deemed, under applicable provisions of the 1940 Act, to control PIMCO Advisors. Pacific Life, the PIMCO Subpartnership and the PIMCO Managers disclaim such control.

Under the Sub-advisory Agreement with OpCap, the Adviser pays OpCap, for the services rendered and expenses paid by OpCap, a monthly fee computed at the annual rate of .40% of the average daily net assets of the EliteValue Portfolio.

State Street is the Sub-adviser for the Growth Equity Portfolio and the Money Market Portfolio. State Street is the investment management division of State Street Bank and Trust Company, which is a wholly-owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. Under the Sub-advisory Agreement with State Street, the Adviser pays State Street, for the services rendered and expenses paid by State Street, a monthly fee computed at the annual rate of .36% of the average daily net assets of the Growth Equity Portfolio and .20% of the Money Market Portfolio.

Van Kampen is the Sub-adviser for the Emerging Growth Portfolio. Van Kampen is a wholly-owned subsidiary of Van Kampen Inc., an indirect wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., which is a holding company engaged, through its subsidiaries, in a wide range of financial services. Under the Sub-advisory Agreement with Van Kampen, the Adviser pays Van Kampen, for the services rendered and expenses paid by Van Kampen, a monthly fee computed at the annual rate of .50% of the average daily net assets of the Emerging Growth Portfolio.

TRUST ADMINISTRATION

Under the terms of a Transfer Agency and Service Agreement ("Transfer Agency Agreement") dated May 31, 1995, between the Trust and State Street Bank and Trust Company (the "Transfer Agent"), the Transfer Agent serves as the Trust's transfer agent, dividend disbursing agent and agent in connection with any accumulation, open account and/or similar plans. Under the Transfer Agency Agreement, the services performed by the Transfer Agent include, but are not limited to: (i) receiving orders for the purchase of shares and delivering payment therefor to the Trust's Custodian; (ii) issuing the appropriate number of shares pursuant to purchase orders and holding such shares in the appropriate accounts; (iii) receiving redemption requests and redemption directions and delivering the appropriate documentation to the Custodian; (iv) executing the transactions specified in (i)-(iii) directly with broker dealers authorized by the Trust who are deemed to be acting on behalf of the Trust; (v) paying redemption proceeds; (vi) effecting transfers of shares; (vii) preparing and transmitting dividend and distribution payments; and (viii) preparing and mailing confirmation forms and statements of accounts in connection with the purchase and redemption of shares. In consideration for the services provided by the Transfer Agent under the Transfer Agency Agreement, the Trust pays the Transfer Agent a monthly fee equal to $250 per Portfolio plus certain additional transaction costs, and the Transfer Agent's out-of-pocket costs incurred in connection with the provision of services. For each of the fiscal years ended December 31, 1998, 1997 and 1996, the Trust paid the Transfer Agent fees under the Transfer Agency Agreement in an amount equal to $29,535, $33,093 and $22,259, respectively.

Under the terms of a Sub-administration Agreement between the Trust, the Adviser and State Street Bank and Trust Company dated May 31, 1995, the Adviser has retained State Street (the "Sub-Administrator") to provide reporting and accounting services to the Trust. Under the Sub-administration Agreement, the services performed by the Sub-Administrator include, but are not limited to, (i) overseeing the determination and publication of the net asset value for each Portfolio; (ii) overseeing the maintenance of books and records required under the 1940 Act; (iii) preparing the Trust's federal, state and local income tax returns for review by the Trust's independent public accountants; (iv) reviewing the appropriateness of and arranging for payment of the Trust's expenses; (v) preparing for review and approval by officers of the Trust financial information for the Trust's semi-annual and annual reports, proxy statements and other communications with shareholders; (vi) preparing reports related to the business and affairs of the Trust as may be mutually agreed upon; (vii) overseeing and reviewing calculation of fees paid to the Adviser, the custodian and the transfer agent; and (viii) responding to or referring the Trust's officers or transfer agent inquiries relating to the Trust. In consideration for the services provided by the Sub-Administrator under the Sub-administration Agreement, the Trust or the Adviser pays the Sub-Administrator an annual fee of .06% for the first $125 million in assets or the first Portfolio, .04% for the next $125 million in assets or the next Portfolio, and .02% per Portfolio thereafter, subject to a minimum of $50,000 per Portfolio, plus the Sub-Administrator's out-of-pocket costs incurred in connection with the provision of services. For each of the fiscal years ended December 31, 1998, 1997 and 1996, the Trust paid the Sub-Administrator fees under the Sub-administration Agreement in an amount equal to $375,200, $371,151 and $82,742, respectively.

INVESTMENT DECISIONS

Investment decisions for the Portfolios and for the other investment advisory clients of the Sub-advisers are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one, but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients of a Sub-adviser on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Sub-adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Trust. Purchase and sale orders for the Trust may be combined with those of other clients of a Sub-adviser in the interest of achieving the most favorable net results for the Trust.

BROKERAGE AND RESEARCH SERVICES

Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. The Sub-advisers will place all orders for the purchase and sale of portfolio securities for the Trust and buy and sell securities for the Trust through a substantial number of brokers and dealers. In so doing, the Sub-advisers will use their best efforts to obtain for the Trust the best price and execution available. In seeking the best price and execution, the Sub-advisers, having in mind the Trust's best interests, will consider all factors they deem relevant, including, by way of illustration, price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; the reputation, experience, and financial stability of the broker-dealer involved; and the quality of service rendered by the broker-dealer in other transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical, and quotation services from broker-dealers who execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Sub-advisers may receive research, statistical, and quotation services from any broker-dealers with whom they place the Trust's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Sub-advisers and/or their affiliates in advising various other clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust. The management fees paid by the Trust are not reduced because the Sub-advisers and/or their affiliates may receive such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, a Sub-adviser may cause a Portfolio to pay a broker-dealer who provides brokerage and research services to the Sub-adviser an amount of disclosed commission for effecting a securities transaction for the Portfolio in excess of the commission which another broker-dealer would have charged for effecting that transaction provided that the Sub-adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised. A Sub-adviser's authority to cause a Portfolio to pay any such greater commissions is also subject to such policies as the Adviser or the Trustees may adopt from time to time.

During the fiscal years ended December 31, 1998, 1997 and 1996, each Portfolio paid aggregate brokerage commissions in the amounts shown in the table below:

                                         1998       1997       1996
                                         ----       ----       ----
EliteValue Portfolio                    $ 4,876    $ 6,958    $ 2,448
Emerging Growth Portfolio                 3,015      5,131      3,423
Growth Equity Portfolio                  11,612     10,851      4,082
Growth and Income Portfolio               2,011      7,681     13,588
International Equity Portfolio            4,398     14,086     14,302
Money Market Portfolio                       --         --         --
U.S. Government Securities Portfolio         --         --         --

For the year ended December 31, 1998, State Street Global Advisors Growth Equity Portfolio, Credit Suisse International Equity Portfolio, Van Kampen Emerging Growth Portfolio and EliteValue Portfolio paid brokerage commissions of $2,540, $104, $518, and $1,446, respectively, to CS First Boston Corporation, $340, $0, $93 and $138, respectively, to Smith Barney Incorporated and $0, $145, $114 and $0, respectively, to Salomon Brothers Inc., and State Street Global Advisors Growth Equity Portfolio paid brokerage commission of $25, to State Street Corporation, affiliated brokers, for portfolio transactions executed on behalf of the Portfolios.

For the year ended December 31, 1997, Global Advisors Growth Equity Portfolio, Credit Suisse International Equity Portfolio, Van Kampen American Capital Emerging Growth Portfolio and EliteValue Asset Allocation Portfolio paid brokerage commissions of $485, $126, $217 and $166, respectively, to CS First Boston Corporation and $607, $169, $483 and $185, respectively, to Salomon Brothers Inc., affiliated brokers, for portfolio transactions executed on behalf of the Portfolios.

For the year ended December 31, 1996, Global Advisors Growth Equity Portfolio, Credit Suisse International Equity Portfolio, Van Kampen American Capital Emerging Growth Portfolio and EliteValue Asset Allocation Portfolio paid brokerage commissions of $117, $890, $12 and $252, respectively, to CS First Boston Corporation and $76, $262, $106 and $6, respectively, to Salomon Brothers Inc., affiliated brokers, for portfolio transactions executed on behalf of the Portfolios.

                OFFERING, PURCHASE AND REDEMPTION OF FUND SHARES

The Trust's shares are sold exclusively to the Separate Account.

The Separate Account of the Company places orders to purchase and redeem shares of each Portfolio based on, among other things, the amount of premium payments to be invested and surrender and transfer requests to be effected on that day pursuant to the Contracts issued by the Company. Orders received by the Trust are effected on days on which the New York Stock Exchange (the "NYSE") is open for trading, at the net asset value per share next determined after receipt of the order, except that, in the case of the Money Market Portfolio, purchases will not be effected until the next determination of net asset value after federal funds have been made available to the Trust. For orders received before 4:00 p.m., New York time, such purchases and redemptions of shares of each Portfolio are effected at the respective net asset values per share determined as of 4:00 p.m., New York time on that day (see "Determination of Net Asset Value"). Payment for redemptions will be made within seven days after receipt of a redemption request in good order. No fee is charged the Separate Account of the Company when it redeems Portfolio shares. The Trust may suspend the sale of shares at any time and may refuse any order to purchase shares.

As explained in the prospectus for the Contracts, payments of surrender values, as well as lump sum payments available under the annuity options of the Contracts, may be suspended or postponed at any time when the redemption of shares is suspended. Normally, the Trust redeems Portfolio shares within seven days of receipt of request therefor, but may postpone redemptions beyond seven days when: (1) the NYSE is closed for other than weekends and customary holidays, or trading on the NYSE becomes restricted; (2) an emergency exists making disposal or valuation of a Portfolio's assets not reasonably practicable; or (3) the SEC has so permitted by order for the protection of the Trust's shareholders.

Net asset value per share is determined by dividing the net assets of a Portfolio by the number of that Portfolio's outstanding shares at such time.

                        DETERMINATION OF NET ASSET VALUE

The net asset value per share of each Portfolio is determined daily as of 4:00 p.m., New York time, on each day the NYSE is open for trading. The NYSE is normally closed on the following national holidays: New Year's Day, Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. The Trust is closed the day after Thanksgiving even though the NYSE is open.

There may be dates when the NYSE is open for business and the Trust is not. The day after Thanksgiving is the only such date. On such date, contract owners will not have access to their accounts and therefore, no transactions will be processed on such date. The Trust will be closed for business each date the NYSE is closed for business.

Normally the Money Market Portfolio will have a positive net income at the time of each determination thereof. Net income may be negative if an unexpected liability must be accrued or a loss realized. If the net income of the Portfolio determined at any time is a negative amount, the net asset value per share will be reduced below $1 unless one or more of the following steps, for which the Trustees have authority, are taken: (a) reducing the number of shares in each shareholder's account; (b) offsetting each shareholder's pro rata portion of negative net income against the shareholder's accrued dividend account or against future dividends; or (c) combining these methods in order to seek to maintain the net asset value per share at $1. The Trust may endeavor to restore the Portfolio's net asset value per share to $1 by not declaring dividends from net income on subsequent days until restoration, with the result that the net asset value per share will increase to the extent of positive net income which is not declared as a dividend.

Should the Money Market Portfolio incur or anticipate, with respect to its portfolio, any unusual or unexpected significant expense or loss which would affect disproportionately the Portfolio's income for a particular period, the Trustees would at that time consider whether to adhere to the dividend policy described above or to revise it in light of the then-prevailing circumstances in order to ameliorate, to the extent possible, the disproportionate effect of such expense or loss on then-existing shareholders. Such expenses or losses may, nevertheless, result in a shareholder receiving no dividends for the period during which the shares are held, and receiving, upon redemption, a price per share lower than that which was paid.

Other Portfolios. Each of the Portfolios, other than the Money Market Portfolio, will declare and distribute dividends from net investment income, if any, and will distribute its net realized capital gains, if any, at least annually. Both dividends and capital gain distributions will be made in shares of such Portfolios unless an election is made on behalf of a separate account to receive dividends and capital gain distributions in cash.

                          ACCOUNTING AND TAX TREATMENT

CALLS AND PUTS

When a Portfolio writes a call or put option, an amount equal to the premium received by it is included in that Portfolio's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal Exchange on which such option is traded. If a call option which a Portfolio has written either expires on its stipulated expiration date, or if a Portfolio enters into a closing purchase transaction, it realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Portfolio has written is exercised, the Portfolio realizes a capital gain or loss from the sale of the underlying security and proceeds from such sale are increased by the premium originally received.

The premium paid by a Portfolio for the purchase of a put option is included in the asset section of its Statement of Assets and Liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal Exchange on which such option is traded. If a put option which a Portfolio has purchased expires unexercised it realizes a capital loss equal to the cost of the option. If a Portfolio exercises a put option, it realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid.

FINANCIAL FUTURES CONTRACTS

Accounting for financial futures contracts will be in accordance with generally accepted accounting principles. Initial margin deposits made upon entering into financial futures contracts will be recognized as assets due from the FCM (the Portfolio's agent in acquiring the futures position). During the period the financial futures contract is open, changes in the value of the contract will be recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation (or maintenance) margin payments will be made or received, depending upon whether gains or losses are incurred. Financial futures contracts held by a Portfolio at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes (that is, treated as having been sold at market value).

SUBCHAPTER M OF THE INTERNAL REVENUE CODE OF 1986

Each Portfolio of the Trust intends to qualify annually as a regulated investment company under Subchapter M of the Code. A Portfolio must meet several requirements to obtain and maintain its status as a regulated investment company. Among these requirements are that: (i) at least 90% of a Portfolio's gross income be derived from dividends, interest, payments with respect to securities loans and gains from the sale or disposition of securities; and (ii) at the close of each quarter of a Portfolio's taxable year (a) at least 50% of the value of the Portfolio's assets consist of cash, government securities, securities of other regulated investment companies and other securities (such other securities of any one issuer being not greater than 5% of the value of a Portfolio and the Portfolio holding not more than 10% of the outstanding voting securities of any such issuer) and (b) not more than 25% of the value of a Portfolio's assets be invested in the securities of any one issuer (other than United States government securities or securities of other regulated investment companies). Each Portfolio of the Trust is treated as a separate entity for federal income tax purposes.

The Internal Revenue Service ("Service") has ruled publicly that an exchange-traded call option is a security for purposes of the 50% of assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements. It has ruled privately (at the request of a taxpayer other than the Trust) that income from closing financial futures contracts is considered gain from a disposition of securities for purposes of the 90% of gross income test. However, since taxpayers other than the taxpayer requesting a particular private ruling are not entitled to rely on such ruling, the Trust intends to keep its Portfolios' activity in futures contracts and options at a low enough volume such that gains from closing futures contracts will not exceed 10% of a Portfolio's gross income until the Service rules publicly on the issues or the Trust is otherwise satisfied that those gains are qualifying income.

If a Portfolio fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement in any taxable year, the Portfolio would be taxed as an ordinary corporation on its taxable income. To qualify again as a regulated investment company in a subsequent year, the Portfolio may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Portfolio failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Portfolio would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

SECTION 817(H) OF THE CODE

Each of the Portfolios intends to comply with Section 817(h) of the Code and the regulations issued thereunder. Section 817(h) of the Code and Treasury Department regulations thereunder impose certain diversification requirements on variable annuity contracts based upon segregated asset accounts. These requirements are in addition to the diversification requirements of Subchapter M and the 1940 Act and may affect the securities in which a Portfolio may invest. Failure to meet the requirements of Section 817(h) could result in immediate taxation of the Contract Owner to the extent of appreciation on investments under the Contract.

The Section 817(h) diversification requirements do not apply to pension plan contracts. "Pension plan contracts" for these purposes generally means annuity contracts issued with respect to plans qualified under Section 401(a) or 403(a) of the Code, Section 403(b) annuities, Individual Retirement Accounts, Individual Retirement Annuities and annuities issued with respect to Section 457 plans.

The Secretary of the Treasury may, in the future, issue additional regulations that will prescribe the circumstances in which a contract owner's control of the investments of the separate accounts investing in the Trust may cause the contract owner to be taxable with respect to assets allocated to the separate account, before distributions are actually received under the Contract.

In order to comply with the requirements of Section 817(h) and the regulations thereunder, the Trust may find it necessary to take action to ensure that a contract funded by the Trust continues to qualify as such under federal tax laws. The Trust, for example, may be required to alter the investment objectives of a Portfolio or Portfolios, or substitute the shares of one Portfolio for those of another. No such change of investment objectives or substitution of securities will take place without notice to the shareholders of the affected Portfolio and without prior approval of the SEC, to the extent legally required.

It is not feasible to comment on all of the federal income tax consequences concerning the Portfolios. Each owner of a Contract funded by the Trust should consult a qualified tax adviser for more complete information. The reader should refer to the appropriate prospectus related to his or her Contracts for a more complete description of the taxation of the separate account and of the owner of the particular Contract.

                          DIVIDENDS AND DISTRIBUTIONS

The net investment income of the Money Market Portfolio is determined as of the close of trading on the NYSE (generally 4 p.m., New York time) on each day on which the NYSE is open for business. All of the net investment income so determined normally will be declared daily as a dividend to shareholders of record as of the close of trading on the NYSE after the purchase and redemption of shares. Unless the business day before a weekend or holiday is the last day of an accounting period, the dividend declared on that day will include an amount in respect of the Portfolio's income for the subsequent non-business day or days. No daily dividend will include any amount of net income in respect of a subsequent semi-annual accounting period. Dividends commence on the next business day after the date of purchase. Dividends declared during any month will be invested as of the close of business on the last calendar day of that month (or the next business day after the last calendar day of the month if the last calendar day of the month is a non-business day) in additional shares of the Portfolio at the net asset value per share, normally $1, determined as of the close of business on that day, unless payment of the dividend in cash has been requested.

Net income of the Money Market Portfolio consists of all interest income accrued on portfolio assets less all expenses of the Portfolio and amortized market premium. Amortized market discount is included in interest income. The Portfolio does not anticipate that it will normally realize any long-term capital gains with respect to its portfolio securities.

Normally the Money Market Portfolio will have a positive net income at the time of each determination thereof. Net income may be negative if an unexpected liability must be accrued or a loss realized. If the net income of the Portfolio determined at any time is a negative amount, the net asset value per share will be reduced below $1 unless one or more of the following steps, for which the Trustees have authority, are taken: (a) reducing the number of shares in each shareholder's account; (b) offsetting each shareholder's pro rata portion of negative net income against the shareholder's accrued dividend account or against future dividends; or (c) combining these methods in order to seek to maintain the net asset value per share at $1. The Trust may endeavor to restore the Portfolio's net asset value per share to $1 by not declaring dividends from net income on subsequent days until restoration, with the result that the net asset value per share will increase to the extent of positive net income which is not declared as a dividend.

Should the Money Market Portfolio incur or anticipate, with respect to its portfolio, any unusual or unexpected significant expense or loss which would affect disproportionately the Portfolio's income for a particular period, the Trustees would at that time consider whether to adhere to the dividend policy described above or to revise it in light of the then-prevailing circumstances in order to ameliorate, to the extent possible, the disproportionate effect of such expense or loss on then-existing shareholders. Such expenses or losses may, nevertheless, result in a shareholder receiving no dividends for the period during which the shares are held, and receiving, upon redemption, a price per share lower than that which was paid.

Each of the Portfolios, other than the Money Market Portfolio, will declare and distribute dividends from net investment income, if any, and will distribute its net realized capital gains, if any, at least annually. Both dividends and capital gain distributions will be made in shares of such Portfolios unless an election is made on behalf of a separate account to receive dividends and capital gain distributions in cash.

                            PERFORMANCE INFORMATION

The total return of a Portfolio is the total return of the Portfolio before expenses ("Portfolio Total Return"). The Trust may compare Portfolio Total Return to the total return of the Portfolio's benchmark index ("Index Total Return"). The difference between Portfolio Total Return and Index Total Return is referred to as "tracking difference." Tracking difference represents the amount that the return on the investment portfolio (which results from the Adviser or the Sub-adviser's investment selection) deviates from its benchmark's Index Total Return. You should be aware the performance presented does not reflect contract charges or separate account charges which will reduce Portfolio values which are available to contract owners and participants. Information about separate account performance is available in the applicable contract prospectus.

AVERAGE ANNUAL TOTAL RETURN

Average Annual Total Return quotations for periods of 1, 5, and 10 years, or, since inception of a Portfolio, are calculated according to the following formula:

                               P(1 + T)(n) = ERV

          Where:

            P    = A hypothetical initial Purchase Payment of $1,000.
            T    = Average annual total return.
            n    = Number of years.
            ERV  = Ending redeemable value of a hypothetical $1,000 Purchase
                 Payment made at the beginning of the first period.

Average Annual Total Return Portfolio reflects the deduction of expenses and assumes that all dividends and distributions are reinvested when paid.

PORTFOLIO TOTAL RETURN

Portfolio Total Return quotations for periods of 1, 5, and 10 years, or, since inception are calculated by adding to the Average Total Annual Return (described above) the expenses of the Portfolio. Expenses of the Portfolio are calculated at the end of each Portfolio's fiscal year and are expressed as a percentage of average net assets. Expenses as a percentage of average net assets are prorated equally over the months in the fiscal year in which the ratio was calculated when determining expenses for periods crossing over fiscal years.

INDEX TOTAL RETURN

Index Total Return quotations for periods 1, 5, and 10 years, or, since inception, are calculated

       Seven Day Effective Yield = [(Base Period Return + 1)(365/7) - 1]

SEVEN DAY YIELDS

The Money Market Portfolio may quote a Seven Day Current Yield and a Seven Day Effective Yield. The Seven Day Current Yield is calculated by determining the total return for the current seven day period ("base period return") an annualizing the base period return by dividing by seven days, then multiplying the result by 365 days. The Seven Day Effective Yield annualizes the base period return while compounding weekly the base period return according to the following formula:

       Seven Day Effective Yield = [(Base Period Return + 1)(365/7) - 1]

Average Total Return for the Periods Indicated

                                                                12 Months
                                                                  Ended      Inception to
                         Portfolio                              12/31/98       12/31/98
                         ---------                              ---------    ------------
EliteValue Portfolio                                               6.72%        17.86%
Emerging Growth Portfolio                                         37.43%        25.37%
Growth Equity Portfolio                                           21.60%        24.40%
Growth and Income Portfolio                                       14.16%        17.89%
International Equity Portfolio                                    (0.86)%        7.27%
Money Market Portfolio                                             5.23%         5.29%
U.S. Government Securities Portfolio                               7.49%         6.78%

From time to time, the Adviser may reduce its compensation or assume expenses with respect to the operations of a Portfolio in order to reduce the Portfolio's expenses. Any such waiver or assumption would increase a Portfolio's yield and total return during the period of the waiver or assumption.

                           SHAREHOLDER COMMUNICATIONS

Contract owners and participants are entitled to receive from the Company unaudited semi-annual financial statements and audited year-end financial statements certified by the Trust's independent public accountants. Each report will show the investments owned by the Portfolios and the market value thereof and will provide other information about the Portfolios and their operations.

                        ORGANIZATION AND CAPITALIZATION

The Trust is an open-end diversified management investment company, established as a business trust under Massachusetts law by a Declaration of Trust dated December 12, 1994, as amended (the "Declaration of Trust"). The Trust currently offers shares of the Portfolios.

The Declaration of Trust authorizes the Trustees to create additional Portfolios with different investment objectives from time to time. Any additional Portfolios may be managed by investment advisers or investment sub-advisers other than the current Adviser and Sub-advisers. The Trustees have the right, subject to any necessary regulatory approvals, to create more than one class of shares with respect to a Portfolio, where each class may be subject to different charges and expenses and may have such other different rights as the Trustees may prescribe. The Trustees also have the authority to terminate any Portfolio of the Trust.

The Trust has authorized an unlimited number of shares of beneficial interest. Shareholders are entitled to one vote per share, with fractional shares voting proportionately. A separate vote will be taken by each Portfolio on matters affecting that Portfolio. For example, a change in a fundamental investment policy for the Growth and Income Portfolio would be voted upon only by shareholders of that Portfolio. Approval of the Investment Advisory Agreement is also a matter to be determined separately by each Portfolio. Shares have noncumulative voting rights. Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust. Shares have no preemptive or subscription rights, and are transferable. Shares are entitled to dividends as declared by the Trustees. If a Portfolio is liquidated, the shareholders of that Portfolio will receive either the net assets or the proceeds of the net assets of that Portfolio.

                             SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of a Portfolio's property for all loss and expense of any shareholder held personally liable for the obligations of a Portfolio. Thus the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio would be unable to meet its obligations.

                               PORTFOLIO TURNOVER

The SEC defines portfolio turnover rate as the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio, excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. Under that definition, the Money Market Portfolio does not calculate portfolio turnover. Portfolio turnover generally involves expense to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment.

The portfolio turnover rate of each Portfolio, other than the Money Market Portfolio, for the periods ended December 31, 1997 and 1998 is set forth below.

                     Portfolio                        1997        1998
                     ---------                        ----        ----
EliteValue Portfolio................................   29%         39%
Emerging Growth Portfolio...........................  107%        107%
Growth Equity Portfolio.............................  111%        140%
Growth and Income Portfolio.........................  191%        151%
International Equity Portfolio......................    6%         61%
U.S. Government Securities Portfolio................  615%         24%

A portfolio restructuring to reduce exposure in emerging markets caused the International Equity Portfolio to have a significant variation in its portfolio turnover rate, from 1997 to 1998. The portfolio turnover rate for the U.S. Government Securities Portfolio also had significant variations between 1997 and 1998, caused by a change in the calculations method for dollar roll transactions and a merger of another portfolio into the U.S. Government Securities Portfolio.

                                   CUSTODIAN

State Street Bank and Trust Company, 222 Franklin Street, Boston, Massachusetts 02110, is the Custodian of the Trust's assets. The Custodian's responsibilities include safeguarding and controlling the Trust's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Trust's investments.

The Custodian is responsible for holding all securities and cash of each Portfolio, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Trust, and performing other accounting and administrative duties, all as directed by persons authorized by the Trust. The Custodian does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Portfolios or the Trust. Portfolio securities of the Portfolios purchased domestically are maintained in the custody of the Custodian and may be entered into the book entry systems of securities depositories approved by the Board of Trustees. Pursuant to the Trust's agreement with the Custodian, portfolio securities purchased outside the United States will be maintained in the custody of various foreign branches of the Custodian and such other custodians, including foreign banks and foreign securities depositories, as are approved by the Trustees, in accordance with regulations under the 1940 Act.

The Custodian holds securities of the Portfolios on which call options have been written and certain assets of the Portfolios constituting margin deposits with respect to financial futures contracts at the disposal of the FCMs through which such transactions are effected. The Portfolios may also be required to post margin deposits with respect to covered call and put options written on stock indices and for this purpose certain assets of those Portfolios may be held by the Custodian pursuant to similar arrangements with the brokers involved. This arrangement regarding margin deposits essentially consists of the Custodian creating a separate segregated account into which it transfers (upon the Trust's instructions) assets from a Portfolio's general (regular) custodial account.

In consideration for the services provided by the Custodian, the Trust pays the Custodian an annual fee based upon the countries in which the Portfolios' assets are maintained, plus transaction costs. The Trust also pays the Custodian a monthly fee for the performance of certain currency accounting services in the amount of $1,500 for each Portfolio with U.S. holdings only and $2,500 for each global Portfolio.

                            INDEPENDENT ACCOUNTANTS

The Trust has selected Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116, as the independent auditors to audit the annual financial statements of the Trust.

                          DESCRIPTION OF NRSRO RATINGS

DESCRIPTION OF MOODY'S CORPORATE RATINGS


        Aaa  --   Bonds which are rated "Aaa" are judged to be of the best
                  quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest
                  payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be
                  visualized are most unlikely to impair the fundamentally
                  strong position of such issues.

        Aa   --   Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they
                  comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of
                  protection may not be as large as in "Aaa" securities or
                  fluctuation of protective elements may be of greater
                  amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa"
                  securities.

        A    --   Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium-grade
                  obligations. Factors giving security to principal and
                  interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa  --   Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor
                  poorly secured). Interest payments and principal security
                  appear adequate for the present, but certain protective
                  elements may be lacking or may be characteristically
                  unreliable over any great length of time. Such bonds lack
                  outstanding investment characteristics and, in fact, have
                  speculative characteristics as well.

        Ba   --   Bonds which are rated "Ba" are judged to have speculative
                  elements; their future cannot be considered as well assured.
                  Often the protection of interest and principal payments may be very moderate and thereby not well-safeguarded during
                  both good and bad times over the future. Uncertainty of
                  position characterizes bonds in this class.

        B    --   Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and
                  principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa  --   Bonds which are rated "Caa" are of poor standing. Such
                  issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca   --   Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in
                  default or have other marked shortcomings.

        C    --   Bonds which are rated "C" are the lowest-rated class of
                  bonds. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment
                  standing.

DESCRIPTION OF S&P'S CORPORATE RATINGS

        AAA  --   Bonds rated "AAA" have the highest rating assigned by
                  Standard & Poor's to a debt obligation. Capacity to pay
                  interest and repay principal is extremely strong.

        AA   --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest-rated issues only in small degree.

        A    --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and
                  economic conditions than bonds in higher-rated categories.

        BBB  --   Bonds rated "BBB" are regarded as having an adequate
                  capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
                  economic conditions or changing circumstances are more
                  likely to lead to a weakened capacity to pay interest and
                  repay principal for bonds in this category than for bonds in higher-rated categories.

        BB, B, CCC, CC and C --
                  Bonds rated in these categories are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. A rating of "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" rating. It may also be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

DESCRIPTION OF DUFF CORPORATE RATINGS

        AAA  --   Highest credit quality. The risk factors are negligible,
                  being only slightly more than for risk-free U.S. Treasury
                  debt.

        AA   --   Risk is modest but may vary slightly from time to time
                  because of economic conditions.

        A    --   Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

        BBB  --   Investment-grade. Considerable variability in risk during
                  economic cycles.

        BB   --   Below investment-grade but deemed likely to meet obligations when due. Present or prospective financial protection
                  factors fluctuate according to industry conditions or
                  company fortunes. Overall quality may move up or down
                  frequently within this category.

        B    --   Below investment-grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry
                  conditions, and/or company fortunes. Potential exists for
                  frequent changes in quality rating within this category or into a higher- or lower-quality rating grade.

        Substantial Risk --
                  Well below investment-grade securities. May be in default or have considerable uncertainty as to timely payment of interest, preferred dividends, and/or principal. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with favorable company developments.

DESCRIPTION OF FITCH CORPORATE RATINGS

        AAA  --   Bonds considered to be investment-grade and of the highest credit quality. The obligor has an exceptionally strong
                  ability to pay interest and repay principal, which is
                  unlikely to be affected by reasonably foreseeable events.

        AA   --   Bonds considered to be investment-grade and of very high
                  credit quality. The obligor's ability to pay interest and
                  repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and
                  "AA" categories are not significantly vulnerable to
                  foreseeable future developments, short-term debt of these
                  issues is generally rated "[-]+."

        A    --   Bonds considered to be investment-grade and of high credit quality. The obligor's ability to pay interest and to repay principal is considered to be strong, but may be more
                  vulnerable to adverse changes in economic conditions and
                  circumstances than bonds with higher ratings.

        BBB  --   Bonds considered to be investment-grade and of satisfactory credit quality. The obligor's ability to pay interest and
                  repay principal is considered to be adequate. Adverse
                  changes in economic conditions and circumstances, however, are more likely to have an adverse effect on these bonds,
                  and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment-grade is higher than for bonds with higher ratings.

        BB   --   Bonds considered speculative and of low investment grade.
                  The obligor's ability to pay interest and repay principal is not strong and is considered likely to be affected over time by adverse economic changes.

        B    --   Bonds considered highly speculative. Bonds in this class are lightly protected as to the obligor's ability to pay
                  interest over the life of the issue and repay principal when due.

        CCC  --   Bonds which may have certain identifiable characteristics
                  which, if not remedied, could lead to the possibility of
                  default in either principal or interest payments.

        CC   --   Bonds which are minimally protected. Default in payment of interest and/or principal seems probable.

        C    --   Bonds which are in imminent default in payment of interest or principal.

DESCRIPTION OF THOMSON BANKWATCH, INC. CORPORATE RATINGS

        AAA  --   Long-term, fixed income securities that are rated "AAA"
                  indicate that the ability to repay principal and interest on a timely basis is very high.

        AA   --   Long-term, fixed income securities that are rated "AA"
                  indicate a superior ability to repay principal and interest on a timely basis with limited incremental risk vs. issues rated in the highest category.

TBW may apply plus ("+") and minus ("-") modifiers in the "AAA" and "AA" categories to indicate where within the respective category the issued security is placed.

DESCRIPTION OF IBCA LIMITED AND IBCA INC. CORPORATE RATINGS

        AAA  --   Obligations which are rated "AAA" are considered to be of
                  the lowest expectation of investment risk. Capacity for
                  timely repayment of principal and interest is substantial
                  such that adverse changes in business, economic, or
                  financial conditions are unlikely to increase investment
                  risk significantly.

        AA   --   Obligations which are rated "AA" are considered to be of a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk, albeit not very significantly.

DESCRIPTION OF S&P'S COMMERCIAL PAPER RATINGS

        A-1  --   Degree of safety regarding timely payments is either
                  overwhelming or very strong.

        A-1+ -- Those issues determined to possess overwhelming safety characteristics are denoted "A-1+."

        A-2  --   Capacity for timely payment is strong, but the relative
                  degree of safety is not as high as for issues designated
                  "A-1."

        A-3  --   Adequate capacity for timely payment. Issues with this
                  designation, however, are more vulnerable to the adverse
                  effects of changes in circumstances than obligations
                  carrying the higher designations.

        B    --   Regarded as having only speculative capacity for timely
                  payment.

        C    --   Have a doubtful capacity for payment.

        D    --   In payment default. The "D" rating category is used when
                  interest payments or principal payments are not made on the due date, even if the applicable grace period has not
                  expired, unless Standard & Poor's believes that such
                  payments will be made during such grace period.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS


Prime-1 Highest commercial paper rating assigned by Moody's. Issuers rated "Prime-1" (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

Prime-2 These issuers (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated
               "Prime-1" but to a lesser degree. Earnings trend and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions.
               Ample alternative liquidity is maintained.

Prime-3 Have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime      These issuers do not fall within any of the Prime rating
Issuers        categories.

DESCRIPTION OF DUFF COMMERCIAL PAPER RATINGS

Duff-1         Highest commercial paper rating assigned by Duff & Phelps.
               Paper rated "Duff-1" is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor.

Duff-2 Regarded as having good certainty of timely payment, good access to capital markets, and sound liquidity factors and company fundamentals. Risk factors are small.

DESCRIPTION OF FITCH COMMERCIAL PAPER RATINGS

Fitch-1 (Highest Grade) is the highest commercial paper rating assigned by Fitch. Paper rated "Fitch-1" is regarded as having the strongest degree of assurance for timely payment.

Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

DESCRIPTION OF IBCA LIMITED AND IBCA INC. COMMERCIAL PAPER RATINGS


A1        --   Short-term obligations rated "A1" are supported by a very
               strong capacity for timely repayment. A plus ("+") sign is added to those issues determined to possess the highest
               capacity for timely payment.

A2        --   Short-term obligations rated "A2" are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or
               financial conditions.

DESCRIPTION OF THOMSON BANKWATCH, INC. COMMERCIAL PAPER RATINGS

TBW-1  --   Short-term obligations rated "TBW-1" indicate a very high
            degree of likelihood that principal and interest will be
            paid on a timely basis.

TBW-2  --   Short-term obligations rated "TBW-2" indicate that, while
            the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                              FINANCIAL STATEMENTS

The Trust's financial statements and notes thereto for the year ended December 31, 1998 are incorporated by reference to the AGA Series Trust Annual Report.

                                AGA SERIES TRUST

                                 ANNUAL REPORT

                               DECEMBER 31, 1998

The information in this report is intended for informational purposes. This report is not authorized for distribution to prospective investors unless preceded or accompanied by current prospectuses for AGA Series Trust and AGA Separate Account A. The prospectuses contain important information about American General Annuity Insurance Company and AGA Separate Account A. Please read the prospectuses carefully before investing.

                      (This page intentionally left blank)

                      MANAGEMENT'S DISCUSSION AND ANALYSIS

     The following discussion of the 1998 performance of the Portfolios within AGA Series Trust supplements the financial statements and related notes found elsewhere in this report.

     The total returns reported are net of portfolio operating expenses but do not reflect any insurance or administrative charges that apply to the separate account. Furthermore, the portfolios' performances reflect the absorption of certain fund expenses by American General Annuity Insurance Company. Had these expenses not been absorbed, the total returns would have been lower. Performance data represent past performance and neither guarantee nor predict future results. The investment return and accumulation value of the portfolios will fluctuate, and the redemption value may be higher or lower than an investor's original cost.

     As with all money market funds, an investment in the State Street Global Advisors Money Market Portfolio is neither insured nor guaranteed by the U.S. Government. Although the Portfolio strives to maintain a stable net asset value of $1.00 per share, there can be no assurance that this objective will be met.

CREDIT SUISSE GROWTH AND INCOME PORTFOLIO
(formerly BEA Growth & Income Portfolio)

     The total return for 1998 was 14.2%, lagging the 28.6% and 8.7% of its benchmarks, the Standard and Poor's 500 Stock Index ("S&P 500 Index") and Lehman Aggregate Bond Index ("Lehman Aggregate"), respectively.

     Nineteen ninety-eight was a difficult year for active equity managers who seek to maintain broadly diversified portfolios because the performances of a few of the largest stocks in the S&P 500 Index were responsible for a disproportionate share of the overall market's gain. Notwithstanding that large-cap bias, the manager continued to concentrate holdings in mid-cap companies because he believes, based on long experience, that maintaining a diversified portfolio of mid-cap equities will provide better returns in the long run. Furthermore, the Portfolio suffered during the year because it was underweight in two of the market's strongest sectors, technology (especially Internet-related) and financial stocks.

     The strategy in the equity portion of the Portfolio involves top-down sector selection combined with bottom-up stock selection within sectors. The manager believes that three factors drove the bull market in 1998: increased corporate earnings, rising dividends, and improved P/E ratios. He does not believe that these factors can continue to produce favorable results, so he became more cautious in his stock selection and at mid year commenced changing the portfolio mix from 55% equities/45% debt securities to 45% equities/40% debt/15% cash at year end. The manager held the relatively-large cash position because he was wary of both the debt and equity markets.

     On the fixed-income side, 1998 was a very difficult year. Driven by financial instability in many of the world's markets, investors engaged in several classic "flight to quality" rallies that favored only the safest securities. As a result, yield spread was far wider than normal during most of the year, and U.S. Treasuries -- considered the world standard of creditworthiness -- significantly outperformed all other debt sectors. During the year, the fixed income manager maintained a slightly long average maturity and an overweight in mortgage holdings in an effort to attain yield. That overweight (and corresponding underweight in Treasuries) caused the fixed income portion of the Portfolio to slightly underperform the Lehman Aggregate.

CREDIT SUISSE INTERNATIONAL EQUITY PORTFOLIO

     In 1998 the International Equity Portfolio's total return was a negative 0.9%, significantly worse than the 20.0% return of its benchmark, the Morgan Stanley Composite Index -- Europe, Australia & Far East (EAFE).

     The poor performance has offset earlier superior performance, so that the Portfolio's inception-to-date return of 7.3% now lags the EAFE benchmark's 10.8%. The manager attributes the current disappointing performance to the same factors that produced the earlier success; i.e., overweight investment in emerging markets, principally Eastern and Central Europe. The performance during the year was driven by the Portfolio's overweight position in the poor-performing emerging markets (outside of Asia -- the manager anticipated the problems there and was largely out of that market before the crash). The problem was compounded by the corresponding underweight in core Europe, the strongest of the world's markets. The manager erred early in the year when he concluded that Asia's problems would not depress emerging markets elsewhere. He stuck to his basic strategy of overweighting investment in emerging markets because he believed that is where his expertise added the most value. Although the individual stocks owned did well within their respective markets, the flight of capital out of emerging markets everywhere was disastrous for the Portfolio. In short, the manager severely underestimated the systematic risk of straying so far from the EAFE weightings.

     In order to deal with the problems, in the second half of the year the Portfolio was conservatively restructured with weightings that are much closer to the EAFE. The emerging market exposure was reduced to less than 10% of the Portfolio, the Western European exposure was increased and the exposure in Japan was increased slightly. At year end the Portfolio was overweight in Western Europe but was still underweight in Japan (although by a smaller margin than earlier in the year). The manager is not optimistic about Japan, but believes it dangerous to be so far off the benchmark because he expects the market to move up very rapidly when it does turn. The manager intends to stick much closer to the EAFE weightings in the future, and so expects future performance to more closely parallel the benchmark.

ELITEVALUE PORTFOLIO
(formerly EliteValue Asset Allocation Portfolio)

     Although the EliteValue Portfolio objectives and policies permit the manager to invest in all asset categories, the manager has consistently kept it almost entirely invested in equities, a strategy that has generally proved very successful. The Portfolio consists of a relatively small number of stocks of companies the manager believes will show superior performance, and the turnover rate is very low. The manager continues to invest in a limited number of businesses that he feels are inherently worth more than their asking prices and that will generate excess cash flow that will enhance long-term value for the shareholders; i.e., the focus is on individual companies prospective long-term potential rather than on stock market fluctuations.

     The Portfolio's 1998 total return of 6.7% fell short of its benchmarks, the S&P 500 Index and the Lipper Flexible Portfolio Funds Index, which registered 28.6% and 16.5%, respectively. However, the inception-to-date return of 17.9% remained slightly above the marks. Performance suffered because the manager's value style of investing was generally out of favor in 1998. Additionally, the performance was hurt by weakness in stocks of companies doing business in international markets, and by the fact that the Portfolio's stock selection process lead the manager away from the technology and electric utility sectors, two of the strongest performing sectors in 1998.

     Among the Portfolio's largest holdings, McDonalds and Freddie Mac had great success. Major disappointments were Du Pont, Wells Fargo, and Boeing. Boeing continued to have difficulty dealing with its problems, but the manager believed that in the long run a well-managed Boeing would be a very strong performer and good investment. The manager sold Lockheed Martin, Tennoco and Monsanto and bought ITT, Excel, and Phillip Morris.

     The manager is disappointed in his current performance. Nevertheless, he still strives to attain his goal of a 12-15% return in the long run. He continues to hold a substantial cash position, as he is still wary of the market and hasn't found new names that he feels warrant heavy investment.

SALOMON U.S. GOVERNMENT SECURITIES PORTFOLIO

     The 1998 total return was 7.5%, lagging its benchmark, One-to-Ten Year Treasury Index by 1.0%. As noted above, 1998 was a very volatile year in fixed-income markets. The financial instability in many of the world's markets caused investors to seek only the safest securities. As a result, the total return on U.S. Treasuries -- considered the world standard of creditworthiness -- significantly outperformed all other debt sectors.

     It is generally difficult for a government bond portfolio to significantly outperform its index, so the manager maintained a slightly long maturity and an overweight position in mortgage securities in order to capture yield. It was that overweight (and corresponding underweight in Treasuries) that caused the Portfolio to underperform its benchmark.

     On January 6, 1999, Salomon Brothers Asset Management, Inc. notified the Adviser of the termination of its Sub-Advisory relationship as of March 8, 1999.

STATE STREET GLOBAL ADVISORS GROWTH EQUITY PORTFOLIO
(formerly Global Advisors Growth Equity Portfolio)

     The Growth Equity Portfolio's 1998 return of 21.6% lagged the 28.6% of its benchmark, the S&P 500 Index. The Portfolio is an enhanced index fund, that is, one that tracks the S&P 500 Index by industry classification, but attempts to pick the best individual stocks within each industry.

     Performance suffered in 1998 from the fact that most of the positive benchmark performance resulted from strong performances by the very largest "mega-cap" stocks. The mid-cap sector, where most of the Portfolio's assets are concentrated, was left behind. Additionally, because of the Portfolio's small size, it held a relatively large cash position, a factor that hampered performance in a year of rising stock prices.

     State Street Global Advisors continues to try to improve performance by enhancing its computer model. Specifically, it has revised its industry classifications, and is now linking industries that show similar characteristics into 24 "clusters." It has also refined its method of following "lead analysts" for individual stocks and for entire industries. The management team believes that the modeling process must be constantly enhanced in order to stay ahead of the competition. That is, if all players in the market have the same analytical capacity, nobody can have an advantage.

STATE STREET GLOBAL ADVISORS MONEY MARKET PORTFOLIO
(formerly Global Advisors Money Market Portfolio)

     The Money Market Portfolio's total return of 5.2% for 1998 exceeded its benchmark, the 91-day Treasury Auction Average Index, as it has generally done in recent periods. The Portfolio's small size and volatility (most purchases initially pass thorough the Portfolio during the "policy free look" period) make it difficult for the manager to make economic trades while maintaining sufficient diversity and liquidity.

VAN KAMPEN EMERGING GROWTH PORTFOLIO
(formerly Van Kampen American Capital Emerging Growth Portfolio)

     Capped off by its manager's "best quarter ever" in the fourth quarter, the Emerging Growth Portfolio's 1998 return of 37.4% more than doubled the Russell Mid-Cap Growth's 17.9% and nearly tripled the Lipper Mid-Cap Fund's 13.9%.

     During 1998 the performance was boosted by a heavy overweight position in the technology sector. Technologies comprised 40% of total assets at year end. Within that sector, Internet stocks such as AOL and Yahoo were particular successes. Additionally, heavy positions in "Internet infrastructure" names, such as Cisco and Network Solutions, also contributed favorably. During the year the manager increased (already-overweight) holdings in the strong health care and biotech sectors and bought selectively in electronic and specialty retailing. Holding nothing in the poor-performing energy sector also proved to be beneficial.

     The Portfolio continues to be structured in a defensive position, and the manager attributes a large part of his outperformance to the fact that the Portfolio has avoided any disasters. He believes that his long-term strategy of staying fully invested in stocks with positive fundamentals continues to be the right strategy. He still expects that a "snap back" in the valuations of small and mid-cap issues relative to the very large-cap issues that have led the market in recent quarters will ultimately benefit future performance.

PERFORMANCE GRAPHS

     The following graphs illustrate the performance of $10,000 invested in each of the portfolios in comparison to their respective benchmark returns. The charts assume investment at each portfolio's inception date and track performance though December 31, 1998.

                                    [GRAPH]

              AVERAGE ANNUAL TOTAL RETURN*
  ----------------------------------------------------
                                      ONE      SINCE
                                     YEAR    INCEPTION
  ----------------------------------------------------
  Growth and Income Portfolio        14.16     17.89
  S&P 500 Index                      28.58     29.03
  Lehman Aggregate                    8.69      7.86
  S&P 500/Lehman                     18.63     18.45

             DECEMBER 31, 1998 FUND FACTS
  --------------------------------------------------
  Date of Inception                     10/20/95
  Net Assets ($000)                     $16,713
  Net Asset Value per Share             $ 13.89
  Manager                            Credit Suisse
                                    Asset Management

* The portfolio total returns reported are net of portfolio operating expenses but do not reflect any insurance or administrative charges that apply to the separate account. Furthermore, the portfolio's performance reflects the absorption of certain fund expenses by American General Annuity Insurance Company. Had these expenses not been absorbed, the total returns would have been lower. Performance data represent past performance and neither guarantee nor predict future results. The investment return and accumulation value of the portfolios will fluctuate, and the redemption value may be higher or lower than an investor's original cost. Neither the S&P 500 Index nor the Lehman Aggregate, nor its composite include any expenses.

                                    [GRAPH]

              AVERAGE ANNUAL TOTAL RETURN*
  ----------------------------------------------------
                                      ONE      SINCE
                                     YEAR    INCEPTION
  ----------------------------------------------------
  International Equity Portfolio     (0.86)     7.27
  Morgan Stanley -- EAFE             20.00     10.82

              DECEMBER 31, 1998 FUND FACTS
  -----------------------------------------------------
  Date of Inception                      10/20/95
  Net Assets ($000)                       $5,996
  Net Asset Value per Share               $10.23
  Manager                           Credit Suisse Asset
                                     Management, Ltd.

* The portfolio total returns reported are net of portfolio operating expenses but do not reflect any insurance or administrative charges that apply to the separate account. Furthermore, the portfolio's performance reflects the absorption of certain fund expenses by American General Annuity Insurance Company. Had these expenses not been absorbed, the total returns would have been lower. Performance data represent past performance and neither guarantee nor predict future results. The investment return and accumulation value of the portfolios will fluctuate, and the redemption value may be higher or lower than an investor's original cost. The Morgan Stanley Composite Index -- EAFE does not include any expenses.

                                    [GRAPH]

              AVERAGE ANNUAL TOTAL RETURN*
  ----------------------------------------------------
                                      ONE      SINCE
                                     YEAR    INCEPTION
  ----------------------------------------------------
  EliteValue Portfolio                6.72     17.86
  S&P 500 Index                      28.58     16.27
  Lipper Flex                        16.52     16.27

             DECEMBER 31, 1998 FUND FACTS
  ---------------------------------------------------
  Date of Inception                        1/2/96
  Net Assets                              $20,620
  Net Asset Value per Share               $ 14.95
  Manager                              OpCap Advisors

* The portfolio total returns reported are net of portfolio operating expenses but do not reflect any insurance or administrative charges that apply to the separate account. Furthermore, the portfolio's performance reflects the absorption of certain fund expenses by American General Annuity Insurance Company. Had these expenses not been absorbed, the total returns would have been lower. Performance data represent past performance and neither guarantee nor predict future results. The investment return and accumulation value of the portfolios will fluctuate, and the redemption value may be higher or lower than an investor's original cost. The S&P 500 Index does not include any fund expenses.

                                    [GRAPH]

              AVERAGE ANNUAL TOTAL RETURN*
  ----------------------------------------------------
                                      ONE      SINCE
                                      YEAR   INCEPTION
  ----------------------------------------------------
  U.S. Government Securities          7.49     6.79
    Portfolio
  Treasury 1 to 10 Yr. Index          8.49     7.38

              DECEMBER 31, 1998 FUND FACTS
  ----------------------------------------------------
  Date of Inception                     2/6/96
  Net Assets                            $8,679
  Net Asset Value per Share             $10.23
  Manager                          Salomon Brothers
                                Asset Management, Inc.

* The portfolio total returns reported are net of portfolio operating expenses but do not reflect any insurance or administrative charges that apply to the separate account. Furthermore, the portfolio's performance reflects the absorption of certain fund expenses by American General Annuity Insurance Company. Had these expenses not been absorbed, the total returns would have been lower. Performance data represent past performance and neither guarantee nor predict future results. The investment return and accumulation value of the portfolios will fluctuate, and the redemption value may be higher or lower than an investor's original cost. The Treasury 1-to-10 Year Index does not include any fund expenses.

                                    [GRAPH]

              AVERAGE ANNUAL TOTAL RETURN*
  ----------------------------------------------------
                                      ONE      SINCE
                                     YEAR    INCEPTION
  ----------------------------------------------------
  Growth Equity Portfolio            21.60     24.74
  S&P 500 Index                      28.58     28.33

              DECEMBER 31, 1998 FUND FACTS
  ----------------------------------------------------
  Date of Inception                       10/20/95
  Net Assets                               $15,500
  Net Asset Value per Share                $ 16.57
  Manager                               State Street
                                       Global Advisors

* The portfolio total returns reported are net of portfolio operating expenses but do not reflect any insurance or administrative charges that apply to the separate account. Furthermore, the portfolio's performance reflects the absorption of certain fund expenses by American General Annuity Insurance Company. Had these expenses not been absorbed, the total returns would have been lower. Performance data represent past performance and neither guarantee nor predict future results. The investment return and accumulation value of the portfolios will fluctuate, and the redemption value may be higher or lower than an investor's original cost. The S&P 500 Stock Index does not include any fund expenses.

                                    [GRAPH]

              AVERAGE ANNUAL TOTAL RETURN*
  ----------------------------------------------------
                                      ONE      SINCE
                                      YEAR   INCEPTION
  ----------------------------------------------------
  Money Market Portfolio              5.23     5.30
  91-day Treasury Index               4.88     5.09

              DECEMBER 31, 1998 FUND FACTS
  ----------------------------------------------------
  Date of Inception                       10/10/95
  Net Assets                               $9,254
  Net Asset Value per Share                $ 1.00
  Manager                               State Street
                                       Global Advisors

* The portfolio total returns reported are net of portfolio operating expenses but do not reflect any insurance or administrative charges that apply to the separate account. Furthermore, the portfolio's performance reflects the absorption of certain fund expenses by American General Annuity Insurance Company. Had these expenses not been absorbed, the total returns would have been lower. Performance data represent past performance and neither guarantee nor predict future results. The investment return and accumulation value of the portfolios will fluctuate, and the redemption value may be higher or lower than an investor's original cost. The 91-day Treasury Index does not include any expenses.

  As with all money market funds, an investment in the Global Advisors The Money Market Portfolio is neither insured nor guaranteed by the U.S. Government. Although the Portfolio strives to maintain a stable net asset value of $1.00 per share, there can be no assurance that this objective will be met.

                                    [GRAPH]

              AVERAGE ANNUAL TOTAL RETURN*
  ----------------------------------------------------
                                      ONE      SINCE
                                     YEAR    INCEPTION
  ----------------------------------------------------
  Emerging Growth Portfolio          37.43     25.38
  Russell Mid Cap Growth             17.86     19.81
  Lipper Mid Cap                     13.92     16.49

              DECEMBER 31, 1998 FUND FACTS
  ----------------------------------------------------
  Date of Inception                     1/2/96
  Net Assets                           $11,674
  Net Asset Value per Share            $ 19.05
  Manager                             Van Kampen
                                Asset Management Inc.

* The portfolio total returns reported are net of portfolio operating expenses but do not reflect any insurance or administrative charges that apply to the separate account. Furthermore, the portfolio's performance reflects the absorption of certain fund expenses by American General Annuity Insurance Company. Had these expenses not been absorbed, the total returns would have been lower. Performance data represent past performance and neither guarantee nor predict future results. The investment return and accumulation value of the portfolios will fluctuate, and the redemption value may be higher or lower than an investor's original cost. The Russell Mid Cap Growth does not include any expenses.

                                AGA SERIES TRUST

                              FINANCIAL SCHEDULES

                               DECEMBER 31, 1998

                                AGA SERIES TRUST
                    CREDIT SUISSE GROWTH & INCOME PORTFOLIO

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

SECURITY DESCRIPTION                                            SHARES        VALUE
--------------------                                          ----------   -----------
COMMON STOCKS -- 45.7%
  AIR TRAVEL -- 0.9%
     AMR Corporation(a).....................................       2,500   $   148,438
                                                                           -----------
  BROADCASTING -- 2.8%
     Fox Entertainment Group Incorporated(a)................      10,000       251,875
     MediaOne Group Incorporated............................       4,500       211,500
                                                                           -----------
                                                                               463,375
                                                                           -----------
  BUSINESS SERVICES -- 1.7%
     Automatic Data Processing Incorporated.................       3,500       280,656
                                                                           -----------
  CHEMICALS -- 3.1%
     Monsanto Company.......................................       6,000       285,000
     Scotts Company(a)......................................       6,000       230,625
                                                                           -----------
                                                                               515,625
                                                                           -----------
  COMMUNICATION SERVICES -- 1.3%
     AirTouch Communications Incorporated(a)................       3,000       216,375
                                                                           -----------
  COMPUTERS & BUSINESS EQUIPMENT -- 3.7%
     DST Systems Incorporated(a)............................       2,000       114,125
     Sun Microsystems Incorporated(a).......................       3,000       256,875
     Symbol Technologies Incorporated.......................       4,000       255,750
                                                                           -----------
                                                                               626,750
                                                                           -----------
  CONTAINERS & GLASS -- 1.1%
     Owens Illinois Incorporated(a).........................       6,000       183,750
                                                                           -----------
  DRUGS & HEALTH CARE -- 3.3%
     Pharmacia & Upjohn Incorporated........................       3,000       169,875
     SmithKline Beecham PLC ADR.............................       3,000       208,500
     Warner-Lambert Company.................................       2,400       180,450
                                                                           -----------
                                                                               558,825
                                                                           -----------
  ELECTRIC UTILITIES -- 1.2%
     Public Service Enterprise Group........................       5,000       200,000
                                                                           -----------
  ELECTRICAL EQUIPMENT -- 1.1%
     Emerson Electric Company...............................       3,000       181,500
                                                                           -----------
  FINANCE & BANKING -- 0.1%
     Citigroup Incorporated.................................         250        13,250
                                                                           -----------
  FOOD & BEVERAGES -- 2.8%
     Hershey Foods Corporation..............................       2,500       155,469
     Sysco Corporation......................................       5,000       137,187
     Wrigley (WM) Jr. Company...............................       2,000       179,125
                                                                           -----------
                                                                               471,781
                                                                           -----------

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST
                    CREDIT SUISSE GROWTH & INCOME PORTFOLIO

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1998

SECURITY DESCRIPTION                                            SHARES        VALUE
--------------------                                          ----------   -----------
COMMON STOCKS -- (CONTINUED)
  INDUSTRIAL MACHINERY -- 1.8%
     Tyco International Limited.............................       4,000   $   301,750
                                                                           -----------
  INSURANCE -- 2.4%
     American International Group Incorporated..............       2,500       241,563
     CNA Financial Corporation(a)...........................       4,000       161,000
                                                                           -----------
                                                                               402,563
                                                                           -----------
  INTERNATIONAL OIL -- 1.3%
     Exxon Corporation......................................       3,000       219,375
                                                                           -----------
  MANUFACTURING -- 2.0%
     General Electric Company...............................       1,600       163,300
     Illinois Tool Works Incorporated.......................       3,000       174,000
                                                                           -----------
                                                                               337,300
                                                                           -----------
  MULTIMEDIA -- 2.5%
     Media General Incorporated.............................       4,000       212,000
     Time Warner Incorporated...............................       3,400       211,012
                                                                           -----------
                                                                               423,012
                                                                           -----------
  PUBLISHING -- 0.7%
     Hollinger International Incorporated...................       8,000       111,500
                                                                           -----------
  REAL ESTATE -- 0.4%
     TriNet Corporate Realty Trust Incorporated.............       2,500        66,875
                                                                           -----------
  RETAIL TRADE -- 1.2%
     Costco Companies Incorporated(a).......................       2,800       202,125
                                                                           -----------
  SOFTWARE -- 2.1%
     Microsoft Corporation(a)...............................       2,500       346,719
                                                                           -----------
  TELECOMMUNICATIONS -- 6.1%
     AT&T Corporation.......................................       6,000       451,500
     COMSAT Corporation.....................................       5,000       180,000
     MCI WorldCom Incorporated(a)...........................       3,000       215,250
     Teligent Incorporated(a)...............................       6,000       172,500
                                                                           -----------
                                                                             1,019,250
                                                                           -----------
  TRANSPORTATION -- 2.1%
     FDX Corporation(a).....................................       2,500       222,500
     Norfolk Southern Corporation...........................       4,000       126,750
                                                                           -----------
                                                                               349,250
                                                                           -----------
          TOTAL COMMON STOCKS -- (Cost $6,073,582)..........                 7,640,044
                                                                           -----------

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST
                    CREDIT SUISSE GROWTH & INCOME PORTFOLIO

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1998

SECURITY DESCRIPTION                                            SHARES        VALUE
--------------------                                          ----------   -----------
PREFERRED STOCK -- 0.4%
  FINANCE & BANKING -- 0.3%
     California Federal Preferred Capital Corporation.......       1,075   $    27,211
     NB Capital Corporation.................................         800        20,850
                                                                           -----------
                                                                                48,061
                                                                           -----------
  FINANCIAL SERVICES -- 0.1%
     Lehman Brothers Holdings Incorporated..................         310        13,640
                                                                           -----------
          TOTAL PREFERRED STOCK -- (Cost $64,063)...........                    61,701
                                                                           -----------

                                                              PRINCIPAL
                                                                AMOUNT
                                                              ----------
MUNICIPALS -- 0.8%
     Florida State Board of Education
       4.75%, 06/01/2023....................................  $   10,000         9,732
     Illinois State
       4.75%, 06/01/2023....................................      15,000        14,474
     Massachusetts Bay Transport Authority
       4.75%, 03/01/2021....................................      10,000         9,487
     Massachusetts Water Resources Authority
       4.75%, 08/01/2027....................................      10,000         9,419
     Metropolitan Transportation Authority
       4.75%, 04/01/2028....................................      15,000        14,337
     Municipal Electric Authority
       5.00%, 01/01/2026....................................      30,000        29,563
     Nevada State
       4.75%, 05/15/2026....................................      25,000        23,821
     New York City Municipal Water Finance Authority
       4.75%, 06/15/2025....................................      10,000         9,578
     Ohio State Turnpike Commission
       4.75%, 02/15/2028....................................      10,000         9,693
     Triborough Bridge & Tunnel Authority
       4.75%, 01/01/2024....................................      10,000         9,618
                                                                           -----------
          TOTAL MUNICIPALS -- (Cost $137,562)...............                   139,722
                                                                           -----------
CORPORATE BONDS -- 7.8%
  AIR TRAVEL -- 0.5%
     Continental Airlines Incorporated
       9.50%, 12/15/2001....................................      20,000        20,900
     Northwest Airlines Incorporated
       7.63%, 03/15/2005....................................      40,000        37,918
     U. S. Air Incorporated
       9.63%, 02/01/2001....................................      25,000        25,931
                                                                           -----------
                                                                                84,749
                                                                           -----------

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST
                    CREDIT SUISSE GROWTH & INCOME PORTFOLIO

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1998

                                                              PRINCIPAL
SECURITY DESCRIPTION                                            AMOUNT        VALUE
--------------------                                          ----------   -----------
CORPORATE BONDS -- (CONTINUED)
  BROADCASTING -- 0.5%
     Belo (A.H.) Corporation
       6.88%, 06/01/2002....................................  $   20,000   $    20,495
     Fox Liberty Networks LLC
       8.88%, 08/15/2007....................................      30,000        30,600
     Tele-Communications Incorporated
       6.34%, 02/01/2002....................................      15,000        15,364
     Turner Broadcasting Systems Incorporated
       7.40%, 02/01/2004....................................      25,000        26,809
                                                                           -----------
                                                                                93,268
                                                                           -----------
  COMPUTERS & BUSINESS EQUIPMENT -- 0.2%
     Seagate Technology Incorporated 7.45%, 03/01/2037......      30,000        29,066
                                                                           -----------
  DRUGS & HEALTH CARE -- 0.7%
     Columbia/HCA Healthcare Corporation 8.36%,
      04/15/2024............................................      30,000        31,352
     Merck & Company Incorporated 5.76%, 05/03/2037.........      80,000        83,407
                                                                           -----------
                                                                               114,759
                                                                           -----------
  ELECTRIC UTILITIES -- 0.7%
     Beaver Valley II Funding Corporation 9.00%,
      06/01/2017............................................      30,000        34,614
     Connecticut Light & Power Company 7.75%, 06/01/2002....      10,000        10,322
       7.88%, 10/01/2024....................................      10,000        10,374
     Niagara Mohawk Power Corporation 8.75%, 04/01/2022.....      20,000        21,810
     North Atlantic Energy Corporation 9.05%, 06/01/2002....      19,000        19,741
     Texas Electrical Capital 8.18%, 01/30/2037.............      20,000        22,363
                                                                           -----------
                                                                               119,224
                                                                           -----------
  FINANCE & BANKING -- 1.8%
     AT&T Capital Corporation 6.41%, 08/13/1999.............      10,000        10,046
       6.48%, 12/03/1999....................................      25,000        25,277
       6.47%, 12/03/2099....................................      15,000        15,107
     Bay View Capital Corporation 9.13%, 08/15/2007.........      15,000        14,475
     Bellsouth Capital Funding Corporation 6.04%,
      11/15/2026............................................      80,000        83,252

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST
                    CREDIT SUISSE GROWTH & INCOME PORTFOLIO

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1998

                                                              PRINCIPAL
SECURITY DESCRIPTION                                            AMOUNT        VALUE
--------------------                                          ----------   -----------
CORPORATE BONDS -- (CONTINUED)
     Chase Manhattan Corporation 6.38%, 04/01/2008..........  $   20,000   $    20,700
       6.75%, 09/15/2006....................................      20,000        21,165
     Citicorp 6.38%, 11/15/2008.............................      30,000        31,122
     Compagnie Financiere de Paribas 6.95%, 07/22/2013......      30,000        29,226
     First Republic Bank 7.75%, 09/15/2012..................      10,000         9,784
     National Westminster Bancorporation 9.38%,
      11/15/2003............................................      10,000        11,460
     The Money Store Trust 6.04%, 08/15/2017................      25,000        25,013
                                                                           -----------
                                                                               296,627
                                                                           -----------
  HOTELS & RESTAURANTS -- 0.1%
     Hilton Hotels Corporation 7.95%, 04/15/2007............      20,000        20,723
  INDUSTRIALS -- 0.6%
     CSC Holdings Incorporated 7.88%, 12/15/2007............      20,000        20,732
     Dresser Industries Incorporated
       7.60%, 08/15/2096....................................      30,000        35,379
     Ford Motor Company
       6.63%, 10/01/2028....................................      40,000        41,155
                                                                           -----------
                                                                                97,266
                                                                           -----------
  LEISURE TIME -- 0.8%
     Time Warner Incorporated
       6.85%, 01/15/2026....................................      55,000        56,781
       8.05%, 01/15/2016....................................      25,000        29,225
       9.13%, 01/15/2013....................................      35,000        44,308
                                                                           -----------
                                                                               130,314
                                                                           -----------
  MINING -- 0.1%
     Southern Coal & Iron Corporation
       6.27%, 03/25/2019....................................      25,000        25,139
                                                                           -----------
  PETROLEUM SERVICES -- 0.2%
     Petroleum Geo-Services
       7.13%, 03/30/2028....................................      30,000        28,032
                                                                           -----------

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST
                    CREDIT SUISSE GROWTH & INCOME PORTFOLIO

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1998

                                                              PRINCIPAL
SECURITY DESCRIPTION                                            AMOUNT        VALUE
--------------------                                          ----------   -----------
CORPORATE BONDS -- (CONTINUED)
  TELECOMMUNICATIONS -- 1.4%
     Diamond Cable Communications PLC
       10.75%, 02/15/2007...................................  $   10,000   $     7,100
     GTE Corporation
       6.84%, 04/15/2018....................................      25,000        26,659
       6.94%, 04/15/2028....................................      40,000        43,442
     MCI Communications Corporation
       6.13%, 04/15/2002....................................      15,000        15,240
     Nextel Communications Incorporated
       9.75%, 08/15/2004....................................      35,000        33,950
     Paging Network Incorporated
       10.13%, 08/01/2007...................................      10,000         9,650
     TCI Communications Financing III
       9.65%, 03/31/2027....................................      20,000        24,697
     WorldCom Incorporated
       6.95%, 08/15/2028....................................      40,000        43,011
       8.88%, 01/15/2006....................................      30,000        32,681
                                                                           -----------
                                                                               236,430
                                                                           -----------
  TRANSPORTATION -- 0.2%
     Norfolk Southern Corporation
       7.05%, 05/01/2037....................................      35,000        37,864
                                                                           -----------
          TOTAL CORPORATE BONDS -- (Cost $1,286,095)........                 1,313,461
                                                                           -----------
FOREIGN CORPORATE BONDS -- 0.9%
  FINANCE & BANKING -- 0.6%
     Credit Lyonnais
       6.56%, 09/19/2049....................................      40,000        33,300
     Fuji Finance Caymon Limited
       7.30%, 03/29/2049....................................      20,000        13,425
       6.55%, 08/29/2049....................................      50,000        32,562
     Sparbanken Sverige
       7.50%, 11/29/2049....................................      10,000        10,013
                                                                           -----------
                                                                                89,300
                                                                           -----------
  FINANCIAL SERVICES -- 0.1%
     Auxiliaire Credit Foncier
       5.00%, 10/18/2002....................................      10,000         9,588
       5.28%, 09/25/2002....................................      10,000         9,484
                                                                           -----------
                                                                                19,072
                                                                           -----------

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST
                    CREDIT SUISSE GROWTH & INCOME PORTFOLIO

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1998

                                                              PRINCIPAL
SECURITY DESCRIPTION                                            AMOUNT        VALUE
--------------------                                          ----------   -----------
FOREIGN CORPORATE BONDS -- (CONTINUED)
  INDUSTRIALS -- 0.2%
     Osuuspankkien Kesk
       5.74%, 09/29/2049....................................  $   20,000   $    19,000
     YPF SA
       8.00%, 02/15/2004....................................      20,000        19,100
                                                                           -----------
                                                                                38,100
                                                                           -----------
  TRANSPORTATION -- 0.0%
     TFM, Sa De Cv
       11.75%, 06/15/2009...................................      10,000         4,650
                                                                           -----------
          TOTAL FOREIGN CORPORATE BONDS -- (Cost
            $161,811).......................................                   151,122
                                                                           -----------
FOREIGN GOVERNMENT BONDS -- 1.2%
     Government of Poland
       5.00%, 10/27/2014....................................     110,000       102,438
       5.00%, 10/27/2014....................................      20,000        18,626
     Republic of Argentina
       9.16%, 04/10/2005....................................      25,000        22,500
     Republic of Brazil
       6.13%, 04/15/2006....................................       9,600         6,204
     Republic of Colombia
       12.24%, 08/13/2005...................................      35,000        32,025
     Republic of Venezuela
       9.25%, 09/15/2027....................................      30,000        17,732
                                                                           -----------
          TOTAL FOREIGN GOVERNMENT BONDS -- (Cost
            $193,419).......................................                   199,525
                                                                           -----------
ASSET-BACKED SECURITIES -- 2.1%
  FINANCE & BANKING -- 1.5%
     Contimortgage Home Equity Loan Trust
       Series 1998-CF1, Class A5, 6.43%, 04/15/2016.........      15,000        15,169
       Series 1996-4, Class A8, 7.22%, 01/15/2028...........      10,000        10,203
     GMAC Commercial Mortgage Security Incorporated
       Series 1997-C1, Class A2, 6.85%, 09/15/2006..........      10,000        10,563
     Green Tree Financial Corporation
       Series 1998-4, Class A3, 5.98%, 08/01/2008...........      40,000        40,096
       Series 1998-C, Class A2, 6.03%, 07/15/2029...........      75,000        75,163
       Series 1997-6, Class A3, 6.32%, 01/15/2029...........       9,339         9,374
       Series 1997-3, Class A3, 6.73%, 07/15/2028...........      55,000        55,446

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST
                    CREDIT SUISSE GROWTH & INCOME PORTFOLIO

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1998

                                                              PRINCIPAL
SECURITY DESCRIPTION                                            AMOUNT        VALUE
--------------------                                          ----------   -----------
ASSET-BACKED SECURITIES -- (CONTINUED)
     IMC Home Equity Loan Trust
       Series 1998-3, Class A3, 6.16%, 05/20/2014...........  $   15,000   $    15,034
     New Century Home Equity Loan Trust
       Series 1997-6, Class A4, 6.73%, 07/25/2022...........      10,000         9,760
     UCFC Loan Trust
       Series 1996-B, Class A7, 8.20%, 11/15/2027...........      10,000        10,701
                                                                           -----------
                                                                               251,509
                                                                           -----------
  FINANCIAL SERVICES -- 0.6%
     First USA Credit Card Master Trust
       Series 1997-6, Class A, 6.42%, 03/17/2005............      45,000        46,350
     Green Tree Recreational Equipment
       Series 1998-B, Class A3, 6.05%, 10/15/2010...........      20,000        20,258
     K Mart Corporation
       Series 1995-K, 8.54%, 01/02/2015.....................      14,746        14,987
     Nationscredit Grantor Trust
       Series 1996-1, Class A, 5.85%, 09/15/2011............      10,604        10,613
     Structured Asset Securities Corporation
       Series 1996-CFL, Class A1C, 5.944%, 02/25/2028.......       2,728         2,725
                                                                           -----------
                                                                                94,933
                                                                           -----------
          TOTAL ASSET-BACKED SECURITIES -- (Cost
            $345,700).......................................                   346,442
                                                                           -----------
U.S. GOVERNMENT AND AGENCY SECURITIES -- 28.0%
  FEDERAL AGENCIES -- 17.0%
     Federal National Mortgage Association
       0.00%, 02/25/2023....................................      25,000        20,939
       6.00%, 12/01/TBA.....................................     275,000       275,688
       6.00%, 12/01/TBA.....................................     130,000       128,293
       6.00%, 12/01/TBA.....................................   1,000,000       986,870
       6.50%, 12/01/TBA.....................................     325,000       327,132
       6.50%, 12/01/TBA.....................................     135,000       136,898
       8.00%, 12/01/TBA.....................................     565,000       585,125
     Government National Mortgage Association
       6.50%, 12/15/TBA.....................................     345,000       348,450
     Tennessee Valley Authority
       5.88%, 04/01/2036....................................      20,000        21,223
                                                                           -----------
                                                                             2,830,618
                                                                           -----------

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST
                    CREDIT SUISSE GROWTH & INCOME PORTFOLIO

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1998

                                                              PRINCIPAL
SECURITY DESCRIPTION                                            AMOUNT        VALUE
--------------------                                          ----------   -----------
GOVERNMENT AND AGENCY SECURITIES -- (CONTINUED)
  U.S. GOVERNMENT -- 11.0%
     United States Treasury Bills
       3.82%, 01/07/1999....................................  $   10,000   $     9,994
     United States Treasury Bonds
       6.88%, 08/15/2025....................................     270,000       327,248
     United States Treasury Notes
       6.25%, 06/30/2002....................................   1,310,000     1,375,094
       6.25%, 02/15/2007....................................     120,000       131,624
                                                                           -----------
                                                                             1,843,960
                                                                           -----------
          TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES --
            (Cost $4,649,510)...............................                 4,674,578
                                                                           -----------
REPURCHASE AGREEMENT -- 28.6%
(Cost $4,784,000)
     State Street Bank and Trust Company, 3.25% dated
      12/31/1998, to be repurchased at $4,785,728 on
      01/04/1999, collateralized by a $4,670,000 par value
      U.S. Treasury Note, 6.625% due 06/30/2001, with a
      value of $4,880,150...................................   4,784,000     4,784,000
                                                                           -----------
TOTAL INVESTMENTS -- (COST $17,695,742*) -- 115.5%..........                19,310,595
                                                                           -----------
OTHER ASSETS LESS LIABILITIES -- (15.5)%....................                (2,597,469)
                                                                           -----------
NET ASSETS -- 100.0%........................................               $16,713,126
                                                                           ===========

SCHEDULE OF OPEN FUTURES CONTRACTS AT DECEMBER 31, 1998

 NUMBER
   OF                               CONTRACT                            TOTAL CONTRACT   UNREALIZED
CONTRACTS                         DESCRIPTION                               VALUE        GAIN (LOSS)
---------                         -----------                           --------------   -----------
    3      U.S. Treasury 5 Year Note March 1999 (long)...............     $ 340,031        $(1,909)
    1      U.S. Treasury Bond March 1999 (long)......................       127,781             49
    3      U.S. Treasury 10 Year Note March 1999 (short).............      (357,469)        (1,237)
                                                                                           -------
                                                                                           $(3,097)
                                                                                           =======

---------------

(a) Non-income producing security
ADR -- American Depository Receipt
TBA -- To Be Announced

* Aggregate cost for Federal tax purposes is $17,700,610. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $1,748,661 and $138,773, respectively, resulting in net unrealized appreciation of $1,609,888.

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST
                  CREDIT SUISSE INTERNATIONAL EQUITY PORTFOLIO

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

SECURITY DESCRIPTION                                           SHARES       VALUE
--------------------                                           ------     ----------
COMMON STOCKS -- 89.2%
  BRAZIL -- 1.5%
     Companhia Paranaense De Energia-Copel..................    12,300    $   87,637
                                                                          ----------
  CANADA -- 0.6%
     Rogers Communications Incorporated(a)..................     4,000        35,721
                                                                          ----------
  CHILE -- 1.0%
     Five Arrows Chile Investment Trust Limited.............    20,000        35,680
     Genesis Chile Fund.....................................     1,000        24,750
                                                                          ----------
                                                                              60,430
                                                                          ----------
  CROATIA -- 0.3%
     Pliva D.D. GDR.........................................     1,000        16,350
                                                                          ----------
  CZECH REPUBLIC -- 0.7%
     Ateso AS...............................................     2,000        19,990
     Deza Valasske Mezirici AS..............................     1,000        17,825
     Galena AS..............................................       600         6,317
                                                                          ----------
                                                                              44,132
                                                                          ----------
  DENMARK -- 1.2%
     ISS International Service System A/S...................     1,114        72,466
                                                                          ----------
  FRANCE -- 10.9%
     Alcatel Alsthom SA.....................................       417        51,016
     AXA SA.................................................       605        87,650
     Carrefour SA...........................................       105        79,234
     Cofinec GDR(a).........................................     3,000        17,850
     Lafarge SA.............................................       720        68,381
     Rhodia SA(a)...........................................     2,229        33,888
     Rhone-Poulenc (India) Limited..........................     1,558        80,143
     Societe BIC SA.........................................       673        37,315
     Total SA...............................................       544        55,071
     Valeo SA...............................................       739        58,211
     Vivendi................................................       325        84,287
                                                                          ----------
                                                                             653,046
                                                                          ----------
  GERMANY -- 5.3%
     Bayerische Motoren Werke (BMW)(a)......................        16        11,857
     Bayerische Motoren Werke AG............................        69        53,532
     Dresdner Bank AG.......................................       856        35,954
     Mannesmann AG..........................................       682        78,160
     Preussag AG............................................       181        81,779
     Viag AG................................................       100        58,622
                                                                          ----------
                                                                             319,904
                                                                          ----------
  HONG KONG -- 0.6%
     Hong Kong Telecommunications Limited...................     5,000         8,744

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST
                  CREDIT SUISSE INTERNATIONAL EQUITY PORTFOLIO

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1998

SECURITY DESCRIPTION                                           SHARES       VALUE
--------------------                                           ------     ----------
COMMON STOCKS -- (CONTINUED)
     Hutchison Whampoa Limited..............................     2,000    $   14,069
     Jardine Strategic Holdings Limited.....................     3,000         4,350
     Wing Hang Bank Limited.................................     2,500         6,228
                                                                          ----------
                                                                              33,391
                                                                          ----------
  HUNGARY -- 0.5%
     BorsodChem GDR.........................................       170         4,412
     Matav RT...............................................       320         9,540
     MOL Magyar Olaj-es Gazipari GDR........................       600        16,500
                                                                          ----------
                                                                              30,452
                                                                          ----------
  INDIA -- 1.3%
     India Fund.............................................    12,000        75,750
                                                                          ----------
  ISRAEL -- 0.4%
     Electric Fuel Corporation(a)...........................     2,500         6,875
     Koor Industries Limited ADR............................     1,500        26,156
                                                                          ----------
                                                                              33,031
                                                                          ----------
  ITALY -- 6.3%
     Assicurazioni Generali SPA.............................     2,013        84,005
     Banco Intesa SPA.......................................    12,425        74,507
     Ente Nazionale Idrocarburi SPA.........................     9,350        61,072
     Telecom Italia Mobile (TIM) SPA........................    11,719        86,469
     Telecom Italia SPA.....................................     8,650        73,764
                                                                          ----------
                                                                             379,817
                                                                          ----------
  JAPAN -- 17.8%
     Acom Company Limited...................................     1,000        64,219
     Advantest..............................................       100         6,333
     Amada Company..........................................     3,000        14,516
     Bank of Tokyo Mitsubishi Limited.......................     3,000        31,048
     Banyu Pharmaceutical Company...........................     2,000        37,152
     Canon Incorporated.....................................     3,000        64,087
     Daiwa Securities.......................................    13,000        44,387
     East Japan Railway.....................................         6        33,490
     Eisai Company..........................................     1,500        29,191
     FamilyMart Company Limited.............................     1,000        49,889
     Fanuc..................................................     1,000        34,233
     Honda Motor Company....................................     1,000        32,817
     Japan Airport Terminal.................................     2,000        12,295
     Japan Tobacco Incorporated.............................         5        49,978
     Maeda Road Construction................................     2,000        13,428
     Mitsubishi Heavy Industries............................     5,000        19,460
     NEC Corporation........................................     4,000        36,798
     Nippon Telegraph & Telephone...........................         9        69,420

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST
                  CREDIT SUISSE INTERNATIONAL EQUITY PORTFOLIO

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1998

SECURITY DESCRIPTION                                           SHARES       VALUE
--------------------                                           ------     ----------
COMMON STOCKS -- (CONTINUED)
     Nitto Denko Corporation................................     2,000    $   33,260
     Olympus Optical Company Limited........................     6,000        68,943
     Santen Pharmaceutical Company..........................     1,210        23,226
     Sanwa Bank Limited.....................................     2,000        15,409
     Sony Corporation.......................................     1,000        72,800
     Sumitomo Osaka Cement Company Limited..................     7,000        13,065
     Takefuji Corporation...................................     1,200        87,572
     Terumo Corporation.....................................     2,000        47,059
     Toyota Motor Corporation...............................     2,000        54,312
                                                                          ----------
                                                                           1,058,387
                                                                          ----------
  KOREA -- 0.1%
     Pohang Iron & Steel Company Limited....................       500         8,438
                                                                          ----------
  MALAYSIA -- 0.2%
     YTL Corporation Berhad.................................     8,000        10,400
                                                                          ----------
  NETHERLANDS -- 6.4%
     ING Groep NV...........................................     1,100        67,041
     Laurus NV..............................................     2,185        55,128
     Oce NV.................................................     1,610        57,846
     Philips Electronics NV.................................     1,010        67,738
     TNT Post Group NV......................................     3,130       100,796
     Vendex NV..............................................     1,550        37,622
                                                                          ----------
                                                                             386,171
                                                                          ----------
  NEW ZEALAND -- 0.2%
     Telecom Corporation of New Zealand.....................     6,000        13,829
                                                                          ----------
  PERU -- 0.6%
     Telefonica del Peru ADR................................     3,000        38,062
                                                                          ----------
  PHILIPPINES -- 0.2%
     SM Prime Holdings......................................    55,000        10,463
                                                                          ----------
  POLAND -- 0.8%
     Elektrim Spolka Akcyjan SA.............................     4,250        46,011
                                                                          ----------
  PORTUGAL -- 1.0%
     EDP-Electricidade de Portugal SA.......................     2,826        62,248
                                                                          ----------
  SINGAPORE -- 0.2%
     Singapore Technologies Engineering Limited.............    12,045        11,235
                                                                          ----------
  SLOVAKIA -- 0.2%
     Vychodoslovenske Zeleziarne AS.........................     2,000         9,508
                                                                          ----------
  SPAIN -- 2.4%
     Banco Bilbao Vizcaya SA................................     4,539        71,062

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST
                  CREDIT SUISSE INTERNATIONAL EQUITY PORTFOLIO

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1998

SECURITY DESCRIPTION                                           SHARES       VALUE
--------------------                                           ------     ----------
COMMON STOCKS -- (CONTINUED)
     Telefonica de Espana...................................     1,606    $   71,305
                                                                          ----------
                                                                             142,367
                                                                          ----------
  SWEDEN -- 1.7%
     Atlas Copco AB.........................................     1,865        40,400
     Electrolux AB..........................................     3,595        61,725
                                                                          ----------
                                                                             102,125
                                                                          ----------
  SWITZERLAND -- 6.7%
     Nestle SA..............................................        34        74,004
     Novartis AG............................................        39        76,654
     Roche Holdings AG......................................         8        97,605
     SchweizerischeRueckversicherungs-Gesellschaft..........        29        75,598
     Zurich Allied AG(a)....................................       106        78,476
                                                                          ----------
                                                                             402,337
                                                                          ----------
  THAILAND -- 0.2%
     Electricity Generating Public Company Limited..........     5,000        13,549
                                                                          ----------
  TURKEY -- 0.5%
     Turkish Investment Fund Incorporated...................     7,000        30,625
                                                                          ----------
  UNITED KINGDOM -- 19.4%
     Asda Group PLC.........................................    29,000        77,812
     BAA PLC................................................     6,400        75,175
     BG PLC.................................................    10,700        68,797
     Boots Company PLC......................................     4,655        79,581
     British Telecom PLC....................................     4,880        73,861
     CGU PLC................................................     5,090        80,253
     Compass Group PLC......................................     6,520        74,418
     GKN PLC................................................     5,900        78,418
     Granada Group PLC......................................     4,650        81,504
     Lloyds TSB Group PLC...................................     5,600        79,734
     Pearson PLC............................................     4,100        81,527
     Shell Transport & Trading Company......................    12,150        74,689
     SmithKline Beecham PLC.................................     5,600        77,612
     Unilever PLC...........................................     7,200        80,984
     Vodafone Group PLC.....................................     4,850        78,806
                                                                          ----------
                                                                           1,163,171
                                                                          ----------
TOTAL COMMON STOCKS -- (Cost $5,065,292)....................               5,351,053
                                                                          ----------
RIGHTS -- 0.0%
(Cost $990)
  SPAIN -- 0.0%
     Telefonica SA(a).......................................     1,606         1,424
                                                                          ----------

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST
                  CREDIT SUISSE INTERNATIONAL EQUITY PORTFOLIO

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1998

SECURITY DESCRIPTION                                           SHARES       VALUE
--------------------                                           ------     ----------
WARRANTS -- 0.9%
  AUSTRALIA -- 0.2%
     BT Australian Equity Management Limited(a).............     3,000    $   11,048
                                                                          ----------
  FRANCE -- 0.0%
     Vivendi(a).............................................       175           454
                                                                          ----------
  JAPAN -- 0.7%
     Fleming Japan Investor(a)..............................    60,000           748
     Schroder Japan Growth Fund(a)..........................   175,000        42,158
                                                                          ----------
                                                                              42,906
                                                                          ----------
TOTAL WARRANTS -- (Cost $184,325)...........................                  54,408
                                                                          ----------
PREFERRED STOCK -- 1.4%
(Cost $57,195)
  GERMANY -- 1.4%
     Henkel KGaA............................................       897        80,195

                                                              PRINCIPAL
                                                               AMOUNT
                                                              --------
REPURCHASE AGREEMENT -- 8.8%
(Cost $529,000)
  State Street Bank and Trust Company, 2.00% dated
     12/31/1998, to be repurchased at $529,118 on
     01/04/1999, collateralized by a $370,000 par value U.S.
     Treasury Note, 9.25% due 02/15/2016, with a value of
     $544,420...............................................  $529,000       529,000
                                                                          ----------
TOTAL INVESTMENTS -- (COST $5,836,802*) -- 100.3%...........               6,016,080
                                                                          ----------
OTHER ASSETS LESS LIABILITIES -- (0.3)%.....................                 (20,122)
                                                                          ----------
NET ASSETS -- 100.0%........................................              $5,995,958
                                                                          ==========

(a) Non-income producing security
GDR -- Global Depository Receipt
ADR -- American Depository Receipt

* Aggregate cost for Federal tax purposes is $5,868,942. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $825,786 and $678,648, respectively, resulting in net unrealized appreciation of $147,138.

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST
                  CREDIT SUISSE INTERNATIONAL EQUITY PORTFOLIO

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1998

                                                               PERCENT OF
INDUSTRY                                                       NET ASSETS
--------                                                       ----------
Appliances..................................................       1.0%
Auto Parts..................................................       0.3
Automobiles.................................................       2.5
Banks.......................................................       6.6
Broadcasting................................................       0.6
Business Services...........................................       7.0
Chemicals...................................................       2.3
Conglomerates...............................................       2.8
Construction Materials......................................       1.6
Construction & Mining Equipment.............................       0.7
Drugs & Health Care.........................................       8.2
Electric Utilities..........................................       2.7
Electrical Equipment........................................       1.4
Electronics.................................................       1.4
Financial Services..........................................       6.0
Food & Beverages............................................       3.3
Household Appliances & Home Furnishings.....................       2.3
Industrial Machinery........................................       2.8
Insurance...................................................       6.8
Leisure Time................................................       1.6
Mutual Funds................................................       2.4
Office Furnishings & Supplies...............................       2.7
Oil & Gas...................................................       1.3
Petroleum Services..........................................       3.3
Photography.................................................       1.1
Publishing..................................................       1.4
Railroads & Equipment.......................................       0.6
Real Estate.................................................       0.2
Retail Trade................................................       6.3
Steel.......................................................       0.3
Telecommunications..........................................      10.0
                                                                 -----
  TOTAL INVESTMENTS BY INDUSTRY CLASSIFICATION..............      91.5
Repurchase Agreement........................................       8.8
                                                                 -----
  TOTAL INVESTMENTS.........................................     100.3%
                                                                 =====

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST
                              ELITEVALUE PORTFOLIO

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

SECURITY DESCRIPTION                                          SHARES     VALUE
--------------------                                          ------   ----------
COMMON STOCKS -- 76.8%
  AEROSPACE -- 3.3%
     Allied Signal Incorporated.............................   2,300   $  101,919
     Boeing Company.........................................  17,600      574,200
                                                                       ----------
                                                                          676,119
                                                                       ----------
  AIR TRAVEL -- 1.8%
     UAL Corporation(a).....................................   6,200      370,063
                                                                       ----------
  BANKS -- 4.0%
     BankBoston Corporation.................................  10,000      389,375
     M & T Bank Corporation.................................     850      441,097
                                                                       ----------
                                                                          830,472
                                                                       ----------
  BROADCASTING & CABLE -- 1.9%
     News Corporation Limited ADR...........................  16,000      395,000
                                                                       ----------
  CHEMICALS -- 6.6%
     Dow Chemical Company...................................   2,900      263,719
     Du Pont (E.I.) de Nemours & Company....................  11,600      615,525
     Hercules Incorporated..................................   2,600       71,175
     Monsanto Company.......................................   5,000      237,500
     Solutia Incorporated...................................   8,000      179,000
                                                                       ----------
                                                                        1,366,919
                                                                       ----------
  COMMERCIAL SERVICES -- 2.1%
     R.R. Donnelley & Sons Company..........................  10,000      438,125
                                                                       ----------
  CONSTRUCTION & MINING EQUIPMENT -- 1.9%
     Caterpillar Incorporated...............................   8,500      391,000
                                                                       ----------
  DRUGS & HEALTH CARE -- 0.6%
     Becton, Dickinson & Company............................   3,000      128,063
                                                                       ----------
  ELECTRONICS -- 3.4%
     Avnet Incorporated.....................................   2,000      121,000
     ITT Industries Incorporated............................  14,500      576,375
                                                                       ----------
                                                                          697,375
                                                                       ----------
  FEDERAL AGENCIES -- 5.3%
     Federal Home Loan Mortgage Corporation.................  17,000    1,095,437
                                                                       ----------
  FINANCIAL SERVICES -- 8.9%
     Citigroup Incorporated.................................  18,750      928,125
     Wells Fargo Company....................................  22,500      898,594
                                                                       ----------
                                                                        1,826,719
                                                                       ----------
  FOOD & BEVERAGES -- 3.8%
     Diageo PLC ADR.........................................  16,800      777,000
                                                                       ----------

    The accompanying notes are an integral part of the financial statements.

                                AGA SERIES TRUST
                              ELITEVALUE PORTFOLIO

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1998

SECURITY DESCRIPTION                                          SHARES     VALUE
--------------------                                          ------   ----------
COMMON STOCKS -- (CONTINUED)
  HOTELS & RESTAURANTS -- 5.5%
     McDonald's Corporation.................................  14,700   $1,126,387
                                                                       ----------
  INSURANCE -- 5.0%
     ACE Limited............................................  10,000      344,375
     Exel Limited...........................................   9,200      690,000
                                                                       ----------
                                                                        1,034,375
                                                                       ----------
  MANUFACTURING -- 1.4%
     Tenneco Incorporated...................................   3,700      126,031
     Varian Associates Incorporated.........................   4,000      151,500
                                                                       ----------
                                                                          277,531
                                                                       ----------
  MULTI INDUSTRY COMPANIES -- 3.4%
     Minnesota Mining & Manufacturing Company...............   6,000      426,750
     Textron Incorporated...................................   3,700      280,969
                                                                       ----------
                                                                          707,719
                                                                       ----------
  MULTIMEDIA -- 5.1%
     Time Warner Incorporated...............................  17,000    1,055,062
                                                                       ----------
  OIL & GAS -- 0.9%
     Unocal Corporation.....................................   6,000      175,125
                                                                       ----------
  PAPER -- 1.6%
     Champion International Corporation.....................   8,000      324,000
                                                                       ----------
  SOFTWARE -- 1.2%
     Computer Associates International Incorporated.........   6,000      255,750
                                                                       ----------
  TELECOMMUNICATIONS -- 4.5%
     Sprint Corporation.....................................   5,500      462,688
     US West Incorporated...................................   7,300      471,762
                                                                       ----------
                                                                          934,450
                                                                       ----------
  TOBACCO -- 3.1%
     Philip Morris Companies Incorporated...................  12,000      642,000
                                                                       ----------
  TOYS & AMUSEMENTS -- 1.5%
     Mattel Incorporated....................................  13,700      312,531
                                                                       ----------
TOTAL COMMON STOCKS -- (Cost $14,612,863)...................           15,837,222
                                                                       ----------

    The accompanying notes are an integral part of the financial statements.

                                AGA SERIES TRUST
                              ELITEVALUE PORTFOLIO

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1998

                                                              PRINCIPAL
                                                                AMOUNT        VALUE
                                                              ----------   -----------
DISCOUNT NOTES -- 23.2%
  FEDERAL AGENCIES -- 23.2%
     Federal Farm Credit Bank
       5.00%, 01/22/1999**..................................  $1,890,000   $ 1,884,487
     Federal Home Loan Bank
       4.30%, 01/04/1999**..................................   2,895,000     2,893,963
                                                                           -----------
          TOTAL DISCOUNT NOTES -- (Cost $4,778,450).........                 4,778,450
                                                                           -----------
TOTAL INVESTMENTS -- (COST $19,391,313*) -- 100.0%..........               $20,615,672
                                                                           -----------
OTHER ASSETS LESS LIABILITIES -- 0.0%.......................                     4,258
                                                                           -----------
NET ASSETS -- 100.0%........................................               $20,619,930
                                                                           ===========

(a) Non-income producing security
ADR-American Depository Receipt

 * Aggregate cost for Federal tax purposes is $19,430,004. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value are $2,145,683 and $960,015, respectively, resulting in net unrealized appreciation of $1,185,668.

** The rate shown reflects the current yield at December 31, 1998.

    The accompanying notes are an integral part of the financial statements.

                                AGA SERIES TRUST
             SALOMON BROTHERS U.S. GOVERNMENT SECURITIES PORTFOLIO

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

                                                              PRINCIPAL
                    SECURITY DESCRIPTION                        AMOUNT        VALUE
                    --------------------                      ---------       -----
U.S. GOVERNMENT AND AGENCY SECURITIES -- 80.1%
  FEDERAL AGENCIES -- 61.5%
     Federal Home Loan Bank
       5.80%, 09/02/2008....................................  $  150,000   $   154,738
     Federal Home Loan Mortgage Corporation
       5.89%, 07/24/2000....................................     225,000       228,024
       6.00%, 12/01/TBA.....................................     500,000       493,905
       6.247%, 03/17/2021...................................     100,000       102,854
       6.50%, 08/01/2013....................................     474,293       481,560
       7.00%, 04/15/2021....................................      43,057        43,528
       8.25%, 04/01/2017....................................      13,620        14,269
       11.75%, 07/01/2006...................................       8,336         9,130
       11.75%, 07/01/2013...................................       2,694         2,894
     Federal National Mortgage Association
       6.00%, 12/01/TBA.....................................     600,000       592,122
       6.50%, 08/01/2027....................................     212,757       214,153
       6.50%, 12/01/TBA.....................................   1,100,000     1,107,216
       6.53%, 05/25/2030....................................     150,000       155,633
       6.91%, 12/28/2028....................................     148,828       151,254
       7.00%, 05/01/2026....................................     139,520       142,354
       7.00%, 12/01/TBA.....................................     450,000       459,000
       9.00%, 10/01/2026....................................      98,075       103,759
       10.00%, 09/01/2020...................................     150,000       162,563
       11.50%, 09/01/2019...................................      12,107        13,538
       12.00%, 10/01/2015...................................      44,094        49,923
       12.00%, 01/15/2016...................................       2,457         2,863
       12.50%, 09/20/2015...................................       5,665         6,628
       13.00%, 11/15/2015...................................      12,435        14,829
       14.50%, 11/15/2014...................................       4,353         5,264
     Government National Mortgage Association
       7.50%, 05/15/2027....................................     108,217       111,572
       7.50%, 07/15/2027....................................     160,024       164,984
       9.00%, 10/20/2016....................................      52,238        55,714
     Student Loan Marketing Association
       7.20%, 11/09/2000....................................     225,000       233,577
     United States Department of Veteran Affairs
       7.25%, 10/15/2010....................................      59,509        59,675
                                                                           -----------
                                                                             5,337,523
                                                                           -----------
  U.S. GOVERNMENT -- 18.6%
     United States Treasury Bond
       5.25%, 11/15/2028....................................      50,000        51,188

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST
             SALOMON BROTHERS U.S. GOVERNMENT SECURITIES PORTFOLIO

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1998

                                                              PRINCIPAL
                    SECURITY DESCRIPTION                        AMOUNT        VALUE
                    --------------------                      ---------       -----
U.S. GOVERNMENT AND AGENCY SECURITIES -- (CONTINUED)
     United States Treasury Notes
       4.50%, 09/30/2000....................................  $  500,000   $   498,905
       5.63%, 12/31/2002....................................      50,000        51,664
       5.63%, 05/15/2008....................................     650,000       693,569
       5.75%, 04/30/2003....................................     100,000       104,094
       5.88%, 09/30/2002....................................     100,000       103,937
       6.13%, 08/15/2007....................................     100,000       109,219
                                                                           -----------
                                                                             1,612,576
                                                                           -----------
TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES -- (Cost
  $6,891,417)...............................................                 6,950,099
                                                                           -----------
REPURCHASE AGREEMENTS -- 50.4%
     J.P. Morgan & Company, 4.68% dated 12/31/1998, to be
      repurchased at $375,195 on 01/04/1999, collateralized
      by a $314,000 par value U.S. Treasury Note, 6.75% due
      8/15/2026, with a value of $383,001...................     375,000       375,000
     State Street Bank and Trust Company, 4.85% dated
      12/31/1998, to be repurchased at $2,001,078 on
      01/04/1999, collateralized by a $1,890,000 par value
      U.S. Treasury Note, 6.25% due 02/15/2003, with a value
      of $2,043,563.........................................   2,000,000     2,000,000
     Swiss Bank, 4.75% dated 12/31/1998, to be repurchased
      at $2,001,056 on 01/04/1999, collateralized by a
      $1,680,000 par value U.S. Treasury Note, 6.75% due
      08/15/2026, with a value of $2,041,200................   2,000,000     2,000,000
                                                                           -----------
TOTAL REPURCHASE AGREEMENTS -- (Cost $4,375,000)............                 4,375,000
                                                                           -----------
TOTAL INVESTMENTS -- (COST $11,266,417*) -- 130.5%..........                11,325,099
                                                                           -----------
OTHER ASSETS LESS LIABILITIES -- (30.5)%....................                (2,645,906)
                                                                           -----------
NET ASSETS -- 100.0%........................................               $ 8,679,193
                                                                           ===========

TBA -- To Be Announced

* Aggregate cost for Federal tax purposes is identical. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $77,670 and $18,988, respectively, resulting in net unrealized appreciation of $58,682.

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST
              STATE STREET GLOBAL ADVISORS GROWTH EQUITY PORTFOLIO

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

SECURITY DESCRIPTION                                          SHARES      VALUE
--------------------                                          -------   ----------
COMMON STOCKS -- 97.9%
  AEROSPACE -- 2.9%
     General Dynamics Corporation...........................    3,700   $  216,912
     Gulfstream Aerospace Corporation(a)....................    3,900      207,675
     United Technologies Corporation........................      300       32,625
                                                                        ----------
                                                                           457,212
                                                                        ----------
  ALUMINUM -- 0.7%
     Aluminum Company of America............................    1,500      111,844
                                                                        ----------
  AUTOMOBILES -- 2.0%
     Ford Motor Company.....................................    5,100      299,306
     PACCAR Incorporated....................................      300       12,338
                                                                        ----------
                                                                           311,644
                                                                        ----------
  BANKS -- 4.9%
     BankAmerica Corporation................................    1,805      108,526
     Chase Manhattan Corporation............................    3,800      258,637
     First Union Corporation................................    1,400       85,137
     Fleet Financial Group Incorporated.....................    5,600      250,250
     UnionBanCal Corporation................................    1,500       51,094
                                                                        ----------
                                                                           753,644
                                                                        ----------
  BUSINESS SERVICES -- 1.0%
     Computer Sciences Corporation..........................      100        6,444
     Unisys Corporation(a)..................................    4,200      144,637
                                                                        ----------
                                                                           151,081
                                                                        ----------
  CHEMICALS -- 1.1%
     Solutia Incorporated...................................    7,400      165,575
                                                                        ----------
  COMMERCIAL SERVICES -- 1.0%
     R.R. Donnelley & Sons Company..........................    3,400      148,963
                                                                        ----------
  COMPUTERS & BUSINESS EQUIPMENT -- 9.8%
     Dell Computer Corporation(a)...........................      800       58,550
     EMC Corporation(a).....................................      100        8,500
     Gateway 2000 Incorporated(a)...........................    1,500       76,781
     International Business Machines........................    2,900      535,775
     Lexmark International Group Incorporated(a)............    2,700      271,350
     Quantum Corporation(a).................................   10,100      214,625
     Sun Microsystems Incorporated(a).......................    2,200      188,375
     Tech Data Corporation(a)...............................    4,100      165,025
                                                                        ----------
                                                                         1,518,981
                                                                        ----------
  CONSTRUCTION MATERIALS -- 0.6%
     USG Corporation........................................    1,700       86,594
                                                                        ----------

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST
              STATE STREET GLOBAL ADVISORS GROWTH EQUITY PORTFOLIO

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1998

SECURITY DESCRIPTION                                          SHARES      VALUE
--------------------                                          -------   ----------
COMMON STOCKS -- (CONTINUED)
  DRUGS & HEALTH CARE -- 13.8%
     Abbott Laboratories....................................      700   $   34,300
     American Home Products Corporation.....................      700       39,419
     Amgen Incorporated(a)..................................    2,900      303,231
     Arterial Vascular Engineering Incorporated(a)..........    3,400      178,500
     Becton, Dickinson & Company............................    2,200       93,912
     Bergen Brunswig Corporation............................    6,600      230,175
     Bristol Myers Squibb Company...........................    2,100      281,006
     Eli Lilly & Company....................................      700       62,213
     Guidant Corporation....................................      600       66,150
     Johnson & Johnson......................................    1,100       92,263
     McKesson Corporation...................................      100        7,906
     Meditrust..............................................    2,700       40,838
     Merck & Company Incorporated...........................    1,500      221,531
     Pfizer Incorporated....................................    1,400      175,612
     Schering-Plough Corporation............................    1,000       55,250
     Wellpoint Health Networks Incorporated(a)..............    2,900      252,300
                                                                        ----------
                                                                         2,134,606
                                                                        ----------
  ELECTRIC UTILITIES -- 2.0%
     Energy East Corporation................................    1,000       56,500
     GPU Incorporated.......................................      800       35,350
     PP&L Resources Incorporated............................    4,800      133,800
     Public Service Enterprise Group........................    2,200       88,000
                                                                        ----------
                                                                           313,650
                                                                        ----------
  ELECTRONICS -- 3.3%
     Arrow Electronics Incorporated(a)......................      200        5,337
     Intel Corporation......................................    4,300      509,819
                                                                        ----------
                                                                           515,156
                                                                        ----------
  FEDERAL AGENCIES -- 0.9%
     Federal National Mortgage Association..................    1,900      140,600
                                                                        ----------
  FINANCIAL SERVICES -- 2.9%
     Citigroup Incorporated.................................    2,400      118,800
     Countrywide Credit Industries Incorporated.............    1,700       85,319
     Lehman Brothers Holdings Incorporated..................    5,500      242,343
                                                                        ----------
                                                                           446,462
                                                                        ----------

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST
              STATE STREET GLOBAL ADVISORS GROWTH EQUITY PORTFOLIO

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1998

SECURITY DESCRIPTION                                          SHARES      VALUE
--------------------                                          -------   ----------
COMMON STOCKS -- (CONTINUED)
  FOOD & BEVERAGES -- 3.3%
     Coca-Cola Company......................................    3,000   $  200,625
     General Mills Incorporated.............................    1,100       85,525
     IBP Incorporated.......................................    3,600      104,850
     Interstate Bakeries Corporation........................    2,100       55,519
     Quaker Oats Company....................................    1,100       65,450
                                                                        ----------
                                                                           511,969
                                                                        ----------
  GAS & PIPELINE UTILITIES -- 0.9%
     Coastal Corporation....................................    4,100      143,244
                                                                        ----------
  HOTELS & RESTAURANTS -- 1.3%
     Tricon Global Restaurants Incorporated(a)..............    4,100      205,513
                                                                        ----------
  HOUSEHOLD PRODUCTS -- 2.1%
     Premark International Incorporated.....................    3,900      135,038
     Procter & Gamble Company...............................    2,100      191,756
                                                                        ----------
                                                                           326,794
                                                                        ----------
  INDUSTRIAL MACHINERY -- 0.1%
     Ingersoll Rand Company.................................      100        4,694
     Sundstrand Corporation.................................      100        5,187
                                                                        ----------
                                                                             9,881
                                                                        ----------
  INSURANCE -- 4.9%
     Allstate Corporation...................................    5,600      216,300
     American International Group Incorporated..............      800       77,300
     CIGNA Corporation......................................    2,900      224,206
     Everest Reinsurance Holdings Incorporated..............      200        7,788
     Loews Corporation......................................    2,300      225,975
     Old Republic International Corporation.................      150        3,375
     Travelers Property Casualty Corporation................      100        3,100
                                                                        ----------
                                                                           758,044
                                                                        ----------
  INTERNATIONAL OIL -- 2.4%
     Exxon Corporation......................................    3,900      285,187
     Mobil Corporation......................................    1,100       95,838
                                                                        ----------
                                                                           381,025
                                                                        ----------
  LEISURE TIME -- 0.8%
     Anchor Gaming(a).......................................      100        5,638
     Carnival Corporation...................................    2,400      115,200
                                                                        ----------
                                                                           120,838
                                                                        ----------
  LIQUOR -- 0.9%
     Anheuser Busch Companies Incorporated..................    2,200      144,375
                                                                        ----------

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST
              STATE STREET GLOBAL ADVISORS GROWTH EQUITY PORTFOLIO

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1998

SECURITY DESCRIPTION                                          SHARES      VALUE
--------------------                                          -------   ----------
COMMON STOCKS -- (CONTINUED)
  MANUFACTURING -- 2.7%
     General Electric Company...............................    4,100   $  418,456
                                                                        ----------
  PAPER -- 0.2%
     Louisiana Pacific Corporation..........................    2,000       36,625
                                                                        ----------
  PETROLEUM SERVICES -- 0.9%
     ENSCO International Incorporated.......................      100        1,069
     Tidewater Incorporated.................................    5,800      134,487
                                                                        ----------
                                                                           135,556
                                                                        ----------
  PUBLISHING -- 1.0%
     Gannett Company Incorporated...........................      100        6,450
     Valassis Communications Incorporated(a)................    2,800      144,550
                                                                        ----------
                                                                           151,000
                                                                        ----------
  RAILROADS & EQUIPMENT -- 0.0%
     CSX Corporation........................................      100        4,150
                                                                        ----------
  RETAIL GROCERY -- 0.8%
     Kroger Company(a)......................................    2,000      121,000
                                                                        ----------
  RETAIL TRADE -- 9.8%
     Best Buy Company Incorporated(a).......................    3,300      202,799
     Dayton Hudson Corporation..............................    3,600      195,300
     Dillard's Incorporated.................................    5,000      141,875
     Home Depot Incorporated................................      600       36,713
     KMart Corporation(a)...................................   13,300      203,656
     May Department Stores Company..........................    3,100      187,162
     TJX Companies Incorporated.............................    5,900      171,100
     Wal Mart Stores Incorporated...........................    4,700      382,756
                                                                        ----------
                                                                         1,521,361
                                                                        ----------
  SOFTWARE -- 5.9%
     BMC Software Incorporated(a)...........................      100        4,456
     Microsoft Corporation(a)...............................    3,200      443,800
     Oracle Systems Corporation(a)..........................    7,900      340,688
     Sterling Software Incorporated(a)......................    4,800      129,900
                                                                        ----------
                                                                           918,844
                                                                        ----------

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST
              STATE STREET GLOBAL ADVISORS GROWTH EQUITY PORTFOLIO

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1998

SECURITY DESCRIPTION                                          SHARES      VALUE
--------------------                                          -------   ----------
COMMON STOCKS -- (CONTINUED)
  TELECOMMUNICATIONS -- 10.8%
     AT&T Corporation.......................................    5,800   $  436,450
     Bell Atlantic Corporation..............................    4,920      260,760
     BellSouth Corporation..................................    4,100      204,487
     Cisco Systems Incorporated(a)..........................    1,250      116,016
     GTE Corporation........................................    1,000       65,000
     Lucent Technologies Incorporated.......................    1,200      132,000
     MCI WorldCom Incorporated(a)...........................    1,300       93,275
     SBC Communications Incorporated........................    3,276      175,676
     US West Incorporated...................................    2,900      187,412
                                                                        ----------
                                                                         1,671,076
                                                                        ----------
  TOBACCO -- 1.8%
     Philip Morris Companies Incorporated...................    5,300      283,550
                                                                        ----------
  TRANSPORTATION -- 0.4%
     Burlington Northern Santa Fe Corporation...............    1,700       57,375
                                                                        ----------
TOTAL COMMON STOCKS -- (Cost $12,536,879)...................            15,176,688
                                                                        ----------

                                                              PRINCIPAL
                                                               AMOUNT
                                                              ---------
MUTUAL FUNDS -- 4.3%
     Dreyfus Cash Management Plus Fund......................  $664,989    $   664,989
     Waddell & Reed Financial Incorporated..................         5            118
     Waddell & Reed Financial Incorporated(a)...............        24            558
                                                                          -----------
TOTAL MUTUAL FUNDS -- (Cost $665,549).......................                  665,665
                                                                          -----------
TOTAL INVESTMENTS -- (COST $13,202,428*) -- 102.2%..........               15,842,353
                                                                          -----------
OTHER ASSETS LESS LIABILITIES -- (2.2)%.....................                 (342,596)
                                                                          -----------
NET ASSETS -- 100.0%........................................              $15,499,757
                                                                          ===========

---------------

(a)  Non-income producing security

 * Aggregate cost for Federal tax purposes is $13,224,838. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $2,832,710 and $215,195, respectively, resulting in net unrealized appreciation of $2,617,515.

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST
              STATE STREET GLOBAL ADVISORS MONEY MARKET PORTFOLIO

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

                                                              PRINCIPAL
SECURITY DESCRIPTION                                            AMOUNT       VALUE
--------------------                                          ----------   ----------
DISCOUNT NOTES -- 47.3%
  FEDERAL AGENCIES -- 47.3%
     Federal Farm Credit Bank
       4.83%, 02/26/1999**..................................  $   69,000   $   68,482
       4.97%, 05/20/1999**..................................      28,000       27,463
       5.25%, 01/14/1999**..................................     375,000      374,289
     Federal Home Loan Bank
       4.97%, 03/24/1999**..................................     217,000      214,544
       5.00%, 02/26/1999**..................................     300,000      297,667
       5.05%, 02/16/1999**..................................     100,000       99,355
       5.12%, 01/22/1999**..................................     250,000      249,253
       5.38%, 01/08/1999**..................................     250,000      249,914
     Federal Home Loan Mortgage
       4.80%, 05/12/1999**..................................     250,000      245,633
       4.95%, 04/06/1999**..................................     100,000       98,694
       5.00%, 02/05/1999**..................................     150,000      149,271
       5.00%, 02/12/1999**..................................     198,000      196,845
       5.05%, 02/25/1999**..................................     225,000      223,264
       5.20%, 02/25/1999**..................................     185,000      183,530
       5.45%, 02/03/1999**..................................     400,000      398,088
     Federal National Mortgage Association
       4.78%, 06/07/1999**..................................     115,000      112,603
       4.78%, 06/10/1999**..................................     160,000      156,601
       4.98%, 03/15/1999**..................................     250,000      247,475
       5.40%, 03/05/1999**..................................     442,000      437,823
       6.19%, 06/07/1999**..................................     345,000      346,711
                                                                           ----------
TOTAL DISCOUNT NOTES -- (Cost $4,377,505)...................                4,377,505
                                                                           ----------
COMMERCIAL PAPER -- 21.1%
  BROKERAGE -- 4.2%
     Morgan Stanley Group Incorporated
       5.42%, 01/20/1999....................................     235,000      235,033
     Salomon Smith Barney Holdings Incorporated
       5.48%, 02/09/1999**..................................     150,000      149,110
                                                                           ----------
                                                                              384,143
                                                                           ----------
  FINANCE -- 2.2%
     General Electric Capital Corporation
       5.03%, 01/22/1999**..................................     200,000      199,413
                                                                           ----------
  FINANCE & BANKING -- 1.1%
     Branch Banking & Trust Company
       6.20%, 09/15/1999....................................     100,000      100,543
                                                                           ----------

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST
       STATE STREET GLOBAL ADVISORS MONEY MARKET PORTFOLIO -- (CONTINUED)

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

                                                              PRINCIPAL
SECURITY DESCRIPTION                                            AMOUNT       VALUE
--------------------                                          ----------   ----------
COMMERCIAL PAPER -- (CONTINUED)
  FINANCE CAPTIVE -- 1.1%
     General Motor Acceptance Corporation
       6.00%, 01/11/1999....................................  $  100,000   $  100,010
                                                                           ----------
  FINANCIAL SERVICES -- 7.5%
     ABN AMRO North America
       5.10%, 03/30/1999**..................................     300,000      296,260
     Ciesco LP
       5.30%, 01/13/1999**..................................     155,000      154,726
     PACCAR Financial Corporation
       5.05%, 03/18/1999**..................................     250,000      247,335
                                                                           ----------
                                                                              698,321
                                                                           ----------
  Insurance -- 5.0%
     Prudential Funding Corporation
       5.07%, 01/26/1999**..................................     200,000      199,296
     USAA Capital Corporation
       5.12%, 01/21/1999**..................................     268,000      267,237
                                                                           ----------
                                                                              466,533
                                                                           ----------
TOTAL COMMERCIAL PAPER -- (Cost $1,948,963).................                1,948,963
                                                                           ----------
REPURCHASE AGREEMENTS -- 32.6%
     Lehman Brothers Incorporated, 4.97% dated 12/31/1998 to
      be repurchased at $1,518,838 on 01/04/1999,
      collateralized by a $1,585,000 par value Federal
      National Mortgage Association Discount Note, 0.00% due
      06/16/1999, with a value of $1,548,360................   1,518,000    1,518,000
     Merrill Lynch & Company Incorporated, 5.20% dated
      12/31/1998 to be repurchased at $1,500,867 on
      01/04/1999, collateralized by a $1,500,000 par value
      Federal Farm Mortgage Note, 5.53% due 12/03/2008, with
      a value of $1,530,000.................................   1,500,000    1,500,000
                                                                           ----------
TOTAL REPURCHASE AGREEMENTS -- (Cost $3,018,000)............                3,018,000
                                                                           ----------
TOTAL INVESTMENTS -- (COST $9,344,468*) -- 101.0%...........                9,344,468
                                                                           ----------
OTHER ASSETS LESS LIABILITIES -- (1.0)%.....................                  (90,782)
                                                                           ----------
NET ASSETS -- 100.0%........................................               $9,253,686
                                                                           ----------

---------------

 * Aggregate cost for Federal tax purposes is identical.

** The rate shown reflects the current yield at December 31, 1998.

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST
                      VAN KAMPEN EMERGING GROWTH PORTFOLIO

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

SECURITY DESCRIPTION                                            SHARES         VALUE
--------------------                                          -----------   -----------
COMMON STOCKS -- 95.6%
  ADVERTISING -- 1.7%
     Interpublic Group of Companies Incorporated............          850   $    67,787
     Omnicom Group Incorporated.............................        1,450        84,100
     Outdoor Systems Incorporated(a)........................        1,700        51,000
                                                                            -----------
                                                                                202,887
                                                                            -----------
  AEROSPACE -- 0.7%
     Gulfstream Aerospace Corporation(a)....................        1,550        82,538
                                                                            -----------
  AIR TRAVEL -- 0.6%
     Comair Holdings Incorporated...........................          750        25,312
     SouthWest Airlines Company.............................        1,750        39,266
                                                                            -----------
                                                                                 64,578
                                                                            -----------
  APPAREL & TEXTILES -- 0.2%
     Shaw Industries Incorporated...........................        1,000        24,250
                                                                            -----------
  AUTO PARTS -- 1.1%
     Danaher Corporation....................................        1,100        59,744
     Federal-Mogul Corporation..............................          850        50,575
     Gentex Corporation(a)..................................          650        13,000
                                                                            -----------
                                                                                123,319
                                                                            -----------
  BANKS -- 1.8%
     AmSouth Bancorporation.................................          475        21,672
     Fifth Third Bancorp....................................          475        33,873
     Firstar Corporation....................................          700        65,275
     National Commerce Bancorporation.......................          250         4,703
     Northern Trust Corporation.............................          650        56,753
     Zions Bancorp..........................................          500        31,188
                                                                            -----------
                                                                                213,464
                                                                            -----------
  BROADCASTING -- 5.1%
     Cablevision Systems Corporation(a).....................        1,400        70,263
     Chancellor Media Corporation(a)........................        3,850       184,319
     Clear Channel Communications Incorporated(a)...........        2,400       130,800
     Echostar Communications Corporation(a).................          750        36,281
     Jacor Communications Incorporated(a)...................        1,500        96,562
     Tele-Communications Liberty Media Group(a).............        1,700        78,306
                                                                            -----------
                                                                                596,531
                                                                            -----------
  BUILDING & RELATED -- 1.0%
     Kaufman & Broad Home Corporation.......................          400        11,500
     Lowe's Companies Incorporated..........................        1,950        99,816
                                                                            -----------
                                                                                111,316
                                                                            -----------

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST
                      VAN KAMPEN EMERGING GROWTH PORTFOLIO

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1998

SECURITY DESCRIPTION                                            SHARES         VALUE
--------------------                                          -----------   -----------
COMMON STOCKS -- (CONTINUED)
  BUSINESS SERVICES -- 6.1%
     Affiliated Computer Services Incorporated(a)...........          450   $    20,250
     American Management Systems Incorporated(a)............          850        34,000
     Ciber Incorporated(a)..................................        1,100        30,731
     Concord EFS Incorporated(a)............................        1,550        65,681
     Consolidated Graphics Incorporated(a)..................          475        32,092
     CSG Systems International Incorporated(a)..............        1,100        86,900
     Education Management Corporation(a)....................          500        11,813
     Fiserv Incorporated(a).................................          650        33,434
     IMRglobal Corporation(a)...............................          800        23,550
     Keane Incorporated(a)..................................        1,100        43,931
     Lason Incorporated(a)..................................          300        17,456
     Mastech Corporation(a).................................          750        21,469
     MedQuist Incorporated(a)...............................          500        19,750
     Metzler Group Incorporated(a)..........................          750        36,516
     Network Solutions Incorporated(a)......................          300        39,263
     Paychex Incorporated...................................          750        38,578
     Robert Half International Incorporated(a)..............          750        33,516
     SEI Investments Company................................          250        24,844
     Snyder Communications Incorporated(a)..................          500        16,875
     SunGuard Data Systems Incorporated(a)..................        1,500        59,531
     Sykes Enterprises Incorporated(a)......................          650        19,825
                                                                            -----------
                                                                                710,005
                                                                            -----------
  CHEMICALS -- 0.6%
     Waters Corporation(a)..................................          800        69,800
                                                                            -----------
  COMPUTERS & BUSINESS EQUIPMENT -- 13.0%
     Apple Computer Incorporated(a).........................          800        32,750
     CDW Computer Centers Incorporated(a)...................          650        62,359
     Concord Communications Incorporated(a).................          400        22,700
     Dell Computer Corporation(a)...........................        6,696       490,063
     EMC Corporation(a).....................................        5,000       425,000
     Insight Enterprises Incorporated(a)....................          550        27,981
     International Network Services(a)......................          950        63,175
     Lexmark International Group Incorporated(a)............        1,600       160,800
     Network Appliance Incorporated(a)......................        2,800       126,000
     Symbol Technologies Incorporated.......................        1,000        63,938
     Verisign Incorporated(a)...............................          300        17,738
     Xircom Incorporated(a).................................          750        25,500
                                                                            -----------
                                                                              1,518,004
                                                                            -----------
  DRUGS & HEALTH CARE -- 11.3%
     Allegiance Corporation.................................        2,600       121,225

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST
                      VAN KAMPEN EMERGING GROWTH PORTFOLIO

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1998

SECURITY DESCRIPTION                                            SHARES         VALUE
--------------------                                          -----------   -----------
COMMON STOCKS -- (CONTINUED)
     Allergan Incorporated..................................          750   $    48,563
     Amgen Incorporated(a)..................................          350        36,597
     Biogen Incorporated(a).................................        2,800       232,400
     Biomatrix Incorporated(a)..............................          450        26,213
     Biomet Incorporated....................................        1,000        40,250
     Cardinal Health Incorporated...........................          450        34,144
     Express Scripts Incorporated(a)........................          500        33,563
     Genzyme Corporation....................................        1,200        59,700
     Guidant Corporation....................................        1,100       121,275
     Henry Schein Incorporated(a)...........................          500        22,375
     Immunex Corporation(a).................................          600        75,487
     Medicis Pharmaceutical Corporation(a)..................          400        23,850
     MedImmune Incorporated(a)..............................          350        34,803
     Medtronic Incorporated.................................          700        51,975
     MiniMed Incorporated(a)................................          550        57,612
     Omnicare Incorporated..................................        1,450        50,387
     Pathogensis Corporation(a).............................          300        17,400
     Patterson Dental Company(a)............................          400        17,400
     PSS World Medical Incorporated(a)......................          300         6,900
     Quintiles Transnational Corporation(a).................        1,300        69,387
     VISX Incorporated(a)...................................          100         8,744
     Watson Pharmaceuticals Incorporated(a).................        1,600       100,600
     Wellpoint Health Networks Incorporated(a)..............          300        26,100
                                                                            -----------
                                                                              1,316,950
                                                                            -----------
  ELECTRICAL EQUIPMENT -- 0.8%
     American Power Conversion Corporation(a)...............        2,000        96,875
                                                                            -----------
  ELECTRONICS -- 6.0%
     Advanced Micro Devices Incorporated(a).................          750        21,703
     Altera Corporation(a)..................................        1,150        70,006
     Applied Micro Circuits Corporation(a)..................          400        13,587
     Cree Research Incorporated(a)..........................          300        14,362
     Eletronics For Imaging Incorporated(a).................          650        26,000
     Flextronics International Limited(a)...................          750        64,219
     Gemstar Group Limited(a)...............................        1,600        91,600
     Intel Corporation......................................          650        77,066
     Jabil Circuit Incorporated(a)..........................        1,150        85,819
     QLogic Corporation(a)..................................          250        32,719
     Sanmina Corporation(a).................................          300        18,750
     Solectron Corporation(a)...............................          700        65,056
     Texas Instruments Incorporated.........................          350        29,947
     Vitesse Semiconductor Corporation(a)...................        2,000        91,250
                                                                            -----------
                                                                                702,084
                                                                            -----------

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST
                      VAN KAMPEN EMERGING GROWTH PORTFOLIO

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1998

SECURITY DESCRIPTION                                            SHARES         VALUE
--------------------                                          -----------   -----------
COMMON STOCKS -- (CONTINUED)
  FINANCIAL SERVICES -- 3.6%
     Capital One Financial Corporation......................        1,000   $   115,000
     Finova Group Incorporated..............................          600        32,363
     Metris Companies Incorporated..........................          100         5,031
     Old Kent Financial Corporation.........................          800        37,200
     Providian Financial Corporation........................        3,100       232,500
                                                                            -----------
                                                                                422,094
                                                                            -----------
  FOOD & BEVERAGES -- 0.8%
     Adolph Coors Company...................................          500        28,218
     Earthgrains Company....................................          900        27,844
     Smithfield Foods Incorporated(a).......................          400        13,550
     U.S. Foodservice(a)....................................          600        29,400
                                                                            -----------
                                                                                 99,012
                                                                            -----------
  HOMEBUILDERS -- 0.1%
     Pulte Corporation......................................          600        16,688
                                                                            -----------
  HOTELS & RESTAURANTS -- 0.6%
     Brinker International Incorporated(a)..................        1,100        31,763
     Tricon Global Restaurants Incorporated(a)..............          650        32,581
                                                                            -----------
                                                                                 64,344
                                                                            -----------
  HOUSEHOLD APPLIANCES & HOME FURNISHINGS -- 0.2%
     WestPoint Stevens Incorporated(a)......................          600        18,938
                                                                            -----------
  INDUSTRIAL MACHINERY -- 1.2%
     Tyco International Limited.............................        1,800       135,787
                                                                            -----------
  INSURANCE -- 0.5%
     Fidelity National Financial Incorporated...............          220         6,710
     Progressive Corporation................................          150        25,406
     Protective Life Corporation............................          600        23,888
                                                                            -----------
                                                                                 56,004
                                                                            -----------
  LEISURE TIME -- 0.1%
     Hollywood Entertainment Corporation(a).................          500        13,625
                                                                            -----------
  PETROLEUM SERVICES -- 0.2%
     Marine Drilling Companies Incorporated(a)..............        1,250         9,609
     National-Oilwell Incorporated(a).......................          600         6,713
     Veritas DGC Incorporated(a)............................          600         7,800
                                                                            -----------
                                                                                 24,122
                                                                            -----------
  POLLUTION CONTROL -- 0.6%
     Allied Waste Industries Incorporated(a)................        2,883        68,111
                                                                            -----------

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST
                      VAN KAMPEN EMERGING GROWTH PORTFOLIO

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1998

SECURITY DESCRIPTION                                            SHARES         VALUE
--------------------                                          -----------   -----------
COMMON STOCKS -- (CONTINUED)
  PUBLISHING -- 0.7%
     Meredith Corporation...................................        1,050   $    39,769
     Valassis Communications Incorporated(a)................          850        43,881
                                                                            -----------
                                                                                 83,650
                                                                            -----------
  RETAIL GROCERY -- 0.9%
     Safeway Incorporated(a)................................        1,800       109,687
                                                                            -----------
  RETAIL TRADE -- 11.1%
     Abercrombie & Fitch Company(a).........................        1,600       113,200
     American Eagle Outfitters Incorporated(a)..............          200        13,325
     AnnTaylor Stores Corporation(a)........................        1,100        43,381
     Bed Bath & Beyond Incorporated(a)......................        1,250        42,656
     Best Buy Company Incorporated(a).......................        3,800       233,225
     Costco Companies Incorporated(a).......................          500        36,094
     CVS Corporation........................................        1,300        71,500
     Dollar Tree Stores Incorporated(a).....................        1,000        43,687
     Family Dollar Stores Incorporated......................        2,900        63,800
     Gap Incorporated.......................................        1,700        95,625
     Home Depot Incorporated................................        2,300       140,731
     Linens 'N Things Incorporated(a).......................        1,800        71,325
     Micro Warehouse Incorporated(a)........................          300        10,144
     Staples Incorporated(a)................................        3,250       141,984
     TJX Companies Incorporated.............................        3,800       110,200
     Trans World Entertainment Corporation(a)...............          650        12,391
     Williams-Sonoma Incorporated(a)........................        1,250        50,391
                                                                            -----------
                                                                              1,293,659
                                                                            -----------
  SAVINGS & LOAN -- 0.1%
     Dime Bancorp Incorporated..............................          625        16,523
                                                                            -----------
  SOFTWARE -- 20.6%
     America Online Incorporated............................        4,850       776,000
     BMC Software Incorporated(a)...........................        2,300       102,494
     Citrix Systems Incorporated(a).........................        1,600       155,300
     Compuware Corporation(a)...............................        5,500       429,687
     Comverse Technology Incorporated(a)....................          850        60,350
     EarthLink Network Incorporated(a)......................          750        42,750
     Legato Systems Incorporated(a).........................        2,150       141,766
     Macromedia Incorporated(a).............................        1,500        50,531
     Mercury Interactive Corporation(a).....................          700        44,275
     Microsoft Corporation(a)...............................          400        55,475
     MindSpring Enterprises Incorporated(a).................          800        48,850
     Network Associates Incorporated(a).....................          950        62,937
     New Era Of Networks Incorporated(a)....................          600        26,400
     Peregrine Systems Incorporated(a)......................          200         9,275

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST
                      VAN KAMPEN EMERGING GROWTH PORTFOLIO

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1998

SECURITY DESCRIPTION                                            SHARES         VALUE
--------------------                                          -----------   -----------
COMMON STOCKS -- (CONTINUED)
     Rational Software Corporation(a).......................        1,600   $    42,400
     Sterling Software Incorporated(a)......................        1,000        27,063
     Veritas Software Company(a)............................        1,550        92,903
     Wind River Systems(a)..................................          400        18,800
     Yahoo! Incorporated(a).................................          900       213,244
                                                                            -----------
                                                                              2,400,500
                                                                            -----------
  TELECOMMUNICATIONS -- 3.7%
     Cisco Systems Incorporated(a)..........................        1,450       134,578
     General Instrument Corporation(a)......................        1,200        40,725
     GeoTel Communications Corporation(a)...................          600        22,350
     Gilat Satellite Networks Limited(a)....................          400        22,050
     Global Crossing Limited(a).............................          500        22,563
     Metromedia Fiber Network Incorporated(a)...............        2,500        83,750
     Nokia Oyj..............................................          700        84,306
     Tekelec(a).............................................        1,150        19,047
                                                                            -----------
                                                                                429,369
                                                                            -----------
  TELEPHONE -- 0.6%
     Century Telephone Enterprises Incorporated.............        1,000        67,500
                                                                            -----------
TOTAL COMMON STOCKS -- (Cost $7,284,563)....................                 11,152,214
                                                                            -----------

                                                                AMOUNT
                                                              -----------
REPURCHASE AGREEMENT -- 9.2%
(Cost $1,077,000)
  State Street Bank and Trust Company, 4.85% dated
     12/31/1998, to be repurchased at $1,077,580 on
     01/04/1999, collateralized by a $1,050,000 par value
     U.S. Treasury Note, 5.75% due 04/30/2003, with a value
     of $1,103,158..........................................  $ 1,077,000   $ 1,077,000
                                                                            -----------
TOTAL INVESTMENTS -- (COST $8,361,563*) -- 104.8%...........                 12,229,214
                                                                            -----------
OTHER ASSETS LESS LIABILITIES -- (4.8)%.....................                   (555,182)
                                                                            -----------
NET ASSETS -- 100.0%........................................                $11,674,032
                                                                            ===========

---------------

(a) Non-income producing security

 * Aggregate cost for Federal tax purposes is $8,371,985. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $3,933,795 and $76,566, respectively, resulting in net unrealized appreciation of $3,857,229.

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

                                                CREDIT                                      SALOMON
                                                SUISSE         CREDIT                      BROTHERS
                                                GROWTH         SUISSE                        U.S.
                                                  AND       INTERNATIONAL                 GOVERNMENT
                                                INCOME         EQUITY       ELITEVALUE    SECURITIES
                                              -----------   -------------   -----------   -----------
ASSETS
  Investments in securities, at value.......  $14,526,595    $5,487,080     $20,615,672   $ 6,950,099
  Repurchase agreements, at value...........    4,784,000       529,000              --     4,375,000
                                              -----------    ----------     -----------   -----------
  Total Investments(a) (Note 1).............   19,310,595     6,016,080      20,615,672    11,325,099
  Cash, including foreign currency, at
     value..................................        3,467        46,222           2,089         1,086
  Receivable for securities sold............    2,861,735            --          41,917            --
  Interest receivable.......................       46,371            57              --        40,163
  Dividends receivable......................        7,127        13,426          14,949            --
  Receivable for fund shares sold...........       39,078        15,430          45,078        16,855
  Receivable due from adviser (Note 2)......       11,067        12,470           7,656         9,095
  Prepaid insurance.........................        3,008         3,008           3,008         3,008
                                              -----------    ----------     -----------   -----------
          TOTAL ASSETS......................   22,282,448     6,106,693      20,730,369    11,395,306

LIABILITIES
  Payable for securities purchased..........    5,454,613            --              --     2,651,790
  Payable for fund shares repurchased.......       27,898         3,761          31,989         5,982
  Payable for forward contracts (Note 5)....           --        31,761              --            --
  Payable for futures variation margin......           78            --              --            --
  Accounts payable and accrued expenses.....       86,733        75,213          78,450        58,341
                                              -----------    ----------     -----------   -----------
          TOTAL LIABILITIES.................    5,569,322       110,735         110,439     2,716,113
                                              -----------    ----------     -----------   -----------
          NET ASSETS........................  $16,713,126    $5,995,958     $20,619,930   $ 8,679,193
                                              ===========    ==========     ===========   ===========

NET ASSETS CONSIST OF:
  Par value (Note 4)........................  $    12,028    $    5,863     $    13,792   $     8,481
  Paid-in capital (Note 4)..................   15,018,473     6,167,234      19,396,357     8,608,549
  Undistributed (distributions in excess of)
     net investment income..................         (632)       24,298             137           449
  Accumulated net realized gain (loss) on
     investments, futures, and foreign
     currency translations..................       71,501      (349,546)        (14,715)        3,032
  Net unrealized appreciation (depreciation)
     of:
     Investments............................    1,614,853       179,278       1,224,359        58,682
     Futures contracts......................       (3,097)           --              --            --
     Foreign currency.......................           --       (31,169)             --            --
                                              -----------    ----------     -----------   -----------
          NET ASSETS........................  $16,713,126    $5,995,958     $20,619,930   $ 8,679,193
                                              ===========    ==========     ===========   ===========

  Shares outstanding at end of period.......    1,202,821       586,308       1,379,156       848,130
  Net asset value per share.................  $     13.89    $    10.23     $     14.95   $     10.23
  (a) Investments in securities and
      repurchase agreements, at cost........  $17,695,742    $5,836,802     $19,391,313   $11,266,417

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

                                                            STATE        STATE
                                                           STREET        STREET
                                                           GLOBAL        GLOBAL         VAN
                                                          ADVISORS      ADVISORS      KAMPEN
                                                           GROWTH        MONEY       EMERGING
                                                           EQUITY        MARKET       GROWTH
                                                         -----------   ----------   -----------
ASSETS
  Investments in securities, at value..................  $15,842,353   $6,326,468   $11,152,214
  Repurchase agreements, at value......................           --    3,018,000     1,077,000
                                                         -----------   ----------   -----------
  Total Investments(a) (Note 1)........................   15,842,353    9,344,468    12,229,214
  Cash, including foreign currency, at value...........       91,987          890           395
  Receivable for securities sold.......................      218,654           --        35,119
  Interest receivable..................................           --        8,477           145
  Dividends receivable.................................       13,026           --         1,455
  Receivable for fund shares sold......................       33,114       87,345        22,728
  Receivable due from adviser (Note 2).................       10,859        8,352        10,980
  Prepaid insurance....................................        3,008        3,008         3,008
                                                         -----------   ----------   -----------
          TOTAL ASSETS.................................   16,213,001    9,452,540    12,303,044

LIABILITIES
  Payable for securities purchased.....................      619,478           --       539,507
  Payable for fund shares repurchased..................       13,006      142,597        11,906
  Accounts payable and accrued expenses................       80,760       56,257        77,599
                                                         -----------   ----------   -----------
          TOTAL LIABILITIES............................      713,244      198,854       629,012
                                                         -----------   ----------   -----------
          NET ASSETS...................................  $15,499,757   $9,253,686   $11,674,032
                                                         ===========   ==========   ===========

NET ASSETS CONSIST OF:
  Par value (Note 4)...................................  $     9,354   $   92,537   $     6,127
  Paid-in capital (Note 4).............................   12,664,889    9,161,149     8,149,844
  Undistributed net investment income..................            4           --            --
  Accumulated net realized gain (loss) on investments
     and foreign currency translations.................      185,585           --      (349,590)
  Net unrealized appreciation of:
     Investments.......................................    2,639,925           --     3,867,651
                                                         -----------   ----------   -----------
          NET ASSETS...................................  $15,499,757   $9,253,686   $11,674,032
                                                         ===========   ==========   ===========

  Shares outstanding at end of period..................      935,256    9,253,686       612,682
  Net asset value per share............................  $     16.57   $     1.00   $     19.05
  (a) Investments in securities and repurchase
      agreements, at cost..............................  $13,202,428   $9,344,468   $ 8,361,563

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                  CREDIT                                   SALOMON
                                                  SUISSE        CREDIT                     BROTHERS
                                                  GROWTH        SUISSE                       U.S.
                                                   AND       INTERNATIONAL                GOVERNMENT
                                                  INCOME        EQUITY       ELITEVALUE   SECURITIES
                                                ----------   -------------   ----------   ----------
INVESTMENT INCOME
  Interest income.............................  $  282,660     $   9,975     $ 151,143    $ 325,319
  Dividend income**...........................      56,741        65,308       198,089           --
                                                ----------     ---------     ---------    ---------
          TOTAL INVESTMENT INCOME.............     339,401        75,283       349,232      325,319

EXPENSES
  Investment advisory fees (Note 2)...........      27,886        12,782        36,103       13,661
  Investment sub-advisory fees (Note 2).......      55,771        33,237        57,765       12,295
  Sub-administration fees.....................      53,600        53,600        53,600       53,600
  Audit fees..................................      12,600        13,150        13,675       10,763
  Custodian fees and expenses.................      61,720        67,358        28,783       30,818
  Trustee's fees (Note 2).....................       6,351         6,351         6,351        6,351
  Transfer agent fees.........................       4,181         4,147         4,642        4,191
  Insurance expense...........................       4,014         4,014         4,014        4,014
  Registration and filing fees................           3             3             3            3
  Miscellaneous expenses......................         180           180           180          234
                                                ----------     ---------     ---------    ---------
          Total operating expenses before
            waivers and reimbursements........     226,306       194,822       205,116      135,930
  Fees waived and expenses reimbursed (Note
     2).......................................    (136,257)     (146,508)     (103,149)    (107,001)
                                                ----------     ---------     ---------    ---------
          NET EXPENSES........................      90,049        48,314       101,967       28,929
                                                ----------     ---------     ---------    ---------
          NET INVESTMENT INCOME...............     249,352        26,969       247,265      296,390
                                                ----------     ---------     ---------    ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENTS AND FOREIGN CURRENCY
  Net realized gain (loss) on:
     Investments and futures contracts........     422,709      (335,423)      198,448       65,391
     Foreign currency transactions............          --       (14,341)           --           --
  Net change in unrealized appreciation
     (depreciation) of:
     Investments..............................     868,206       319,494       293,534       21,558
     Futures contracts........................      (3,097)           --            --           --
     Foreign currency.........................          --       (41,527)           --           --
                                                ----------     ---------     ---------    ---------
          NET REALIZED AND UNREALIZED GAIN
            (LOSS)............................   1,287,818       (71,797)      491,982       86,949
                                                ----------     ---------     ---------    ---------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS...................  $1,537,170     $ (44,828)    $ 739,247    $ 383,339
                                                ==========     =========     =========    =========
  ** Net of foreign withholding taxes of......  $      396     $  12,429     $     290    $      --
                                                ==========     =========     =========    =========

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                             STATE        STATE
                                                             STREET      STREET
                                                             GLOBAL      GLOBAL        VAN
                                                            ADVISORS    ADVISORS      KAMPEN
                                                             GROWTH       MONEY      EMERGING
                                                             EQUITY      MARKET       GROWTH
                                                           ----------   ---------   ----------
INVESTMENT INCOME
  Interest income........................................  $    2,454   $ 301,805   $   29,230
  Dividend income........................................     159,043          --       13,910
                                                           ----------   ---------   ----------
          TOTAL INVESTMENT INCOME........................     161,497     301,805       43,140

EXPENSES
  Investment advisory fees (Note 2)......................      26,185      13,464       18,923
  Investment sub-advisory fees (Note 2)..................      37,706      10,779       37,847
  Sub-administration fees................................      53,600      53,600       53,600
  Audit fees.............................................      13,675      10,394       12,100
  Custodian fees and expenses............................      61,172      30,183       63,559
  Trustee's fees (Note 2)................................       6,351       6,351        6,351
  Transfer agent fees....................................       4,132       4,143        4,099
  Insurance expense......................................       4,014       4,014        4,014
  Registration and filing fee............................           3           3            3
  Miscellaneous expenses.................................         122         180          180
                                                           ----------   ---------   ----------
          Total operating expenses before waivers and
            reimbursements...............................     206,960     133,111      200,676
  Fees waived and expenses reimbursed (Note 2)...........    (137,450)   (106,873)    (140,046)
                                                           ----------   ---------   ----------
          NET EXPENSES...................................      69,510      26,238       60,630
                                                           ----------   ---------   ----------
          NET INVESTMENT INCOME (LOSS)...................      91,987     275,567      (17,490)
                                                           ----------   ---------   ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
  AND FOREIGN CURRENCY
  Net realized gain (loss) on:
     Investments.........................................     557,763          --     (187,014)
  Net change in unrealized appreciation of:
     Investments.........................................   1,554,162          --    3,018,535
                                                           ----------   ---------   ----------
          NET REALIZED AND UNREALIZED GAIN...............   2,111,925          --    2,831,521
                                                           ----------   ---------   ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....  $2,203,912   $ 275,567   $2,814,031
                                                           ==========   =========   ==========

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST

                      STATEMENTS OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                 CREDIT SUISSE                 CREDIT SUISSE
                                               GROWTH AND INCOME           INTERNATIONAL EQUITY               ELITEVALUE
                                          ---------------------------   ---------------------------   ---------------------------
                                              YEAR           YEAR           YEAR           YEAR           YEAR           YEAR
                                             ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                              1998           1997           1998           1997           1998           1997
                                          ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
  From operations:
    Net investment income...............  $   249,352     $  140,680     $   26,969     $   25,979    $   247,265    $    86,775
    Net realized gain (loss) on:
      Investments and futures
        contracts.......................      422,709        295,529       (335,423)       258,493        198,448        201,702
      Foreign currency transactions.....           --             --        (14,341)        (7,339)            --             --
    Net change in unrealized
      appreciation (depreciation) of:
      Investments.......................      868,206        522,340        319,494       (239,805)       293,534        621,441
      Future contracts..................       (3,097)            --             --             --             --             --
      Foreign currency..................           --             --        (41,527)       (11,172)            --             --
                                          -----------     ----------     ----------     ----------    -----------    -----------
        Net increase (decrease) in net
          assets resulting from
          operations....................    1,537,170        958,549        (44,828)        26,156        739,247        909,918
    Distributions to shareholders (Note
      1):
      From net investment income........     (251,869)      (139,024)       (15,131)       (44,337)      (247,142)       (86,761)
      In excess of net investment
        income..........................           --             --         (1,293)       (81,524)            --             --
      From net realized gains...........     (392,447)      (237,747)            --       (174,639)      (201,075)      (213,790)
      Fund share transactions (Note
        4)..............................    8,432,304      3,661,091      1,746,993      1,857,579     10,858,279      6,554,216
                                          -----------     ----------     ----------     ----------    -----------    -----------
        Total increase in net assets....    9,325,158      4,242,869      1,685,741      1,583,235     11,149,309      7,163,583

NET ASSETS:
  Beginning of period...................    7,387,968      3,145,099      4,310,217      2,726,982      9,470,621      2,307,038
                                          -----------     ----------     ----------     ----------    -----------    -----------
  End of period(a)......................  $16,713,126     $7,387,968     $5,995,958     $4,310,217    $20,619,930    $ 9,470,621
                                          ===========     ==========     ==========     ==========    ===========    ===========
  (a) Including undistributed
      (distributions in excess) net
      investment income.................  $      (632)    $    2,697     $   24,298     $  (11,838)   $       137    $        14
                                          ===========     ==========     ==========     ==========    ===========    ===========

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST

                      STATEMENTS OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                             SALOMON BROTHERS U.S.          STATE STREET GLOBAL           STATE STREET GLOBAL
                                             GOVERNMENT SECURITIES        ADVISORS GROWTH EQUITY         ADVISORS MONEY MARKET
                                          ---------------------------   ---------------------------   ---------------------------
                                              YEAR           YEAR           YEAR           YEAR           YEAR           YEAR
                                             ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                              1998           1997           1998           1997           1998           1997
                                          ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
  From operations:
    Net investment income...............   $  296,390     $  159,857    $    91,987     $   69,786     $  275,567     $  159,789
    Net realized gain on:
      Investments.......................       65,391         23,149        557,763        622,295             --             --
    Net change in unrealized
      appreciation of investments.......       21,558         38,894      1,554,162        676,633             --             --
                                           ----------     ----------    -----------     ----------     ----------     ----------
        Net increase in net assets
          resulting from operations.....      383,339        221,900      2,203,912      1,368,714        275,567        159,789
    Distributions to shareholders (Note
      1):
      From net investment income........     (309,413)      (160,062)       (91,978)       (69,791)      (275,567)      (159,789)
      From net realized gains...........      (32,231)            --       (357,781)      (636,692)            --             --
      Fund share transactions (Note
        4)..............................    4,651,600      1,577,343      6,418,498      3,244,409      4,153,422      3,809,240
                                           ----------     ----------    -----------     ----------     ----------     ----------
        Total increase in net assets....    4,693,295      1,639,181      8,172,651      3,906,640      4,153,422      3,809,240

NET ASSETS:
  Beginning of period...................    3,985,898      2,346,717      7,327,106      3,420,466      5,100,264      1,291,024
                                           ----------     ----------    -----------     ----------     ----------     ----------
  End of period(a)......................   $8,679,193     $3,985,898    $15,499,757     $7,327,106     $9,253,686     $5,100,264
                                           ==========     ==========    ===========     ==========     ==========     ==========
  (a) Including undistributed net
      investment income.................   $      449     $      139    $         4     $       --     $       --     $       --
                                           ==========     ==========    ===========     ==========     ==========     ==========

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST

                      STATEMENTS OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                      VAN KAMPEN
                                                                    EMERGING GROWTH
                                                              ---------------------------
                                                                  YEAR           YEAR
                                                                 ENDED          ENDED
                                                              DECEMBER 31,   DECEMBER 31,
                                                                  1998           1997
                                                              ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
  From operations:
    Net investment income (loss)............................  $   (17,490)   $     8,180
    Net realized loss on:
      Investments...........................................     (187,014)      (102,237)
    Net change in unrealized appreciation of Investments....    3,018,535        704,593
                                                              -----------    -----------
      Net increase in net assets resulting from
       operations...........................................    2,814,031        610,536
    Distributions to shareholders (Note 1):
      From net investment income............................         (481)        (7,882)
      Fund share transactions (Note 4)......................    3,361,948      3,014,043
                                                              -----------    -----------
        Total increase in net assets........................    6,175,497      3,616,697

NET ASSETS:
  Beginning of period.......................................    5,498,534      1,881,837
                                                              -----------    -----------
  End of period(a)..........................................  $11,674,032    $ 5,498,534
                                                              ===========    ===========
  (a) Including undistributed net investment income.........  $        --    $       298
                                                              ===========    ===========

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST

                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                             CREDIT SUISSE GROWTH AND INCOME
                                                ---------------------------------------------------------
                                                    YEAR           YEAR           YEAR          PERIOD
                                                   ENDED          ENDED          ENDED          ENDED
                                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                    1998           1997           1996          1995*
                                                ------------   ------------   ------------   ------------
NET ASSET VALUE
Net asset value, beginning of period..........    $ 12.72         $11.04         $10.46         $10.00
                                                  -------         ------         ------         ------
INVESTMENT OPERATIONS
Net investment income(1)......................       0.27           0.33           0.47           0.14
Net realized and unrealized gain..............       1.52           2.11           0.96           0.51
                                                  -------         ------         ------         ------
Total from investment operations..............       1.79           2.44           1.43           0.65
                                                  -------         ------         ------         ------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.........................      (0.28)         (0.33)         (0.47)         (0.14)
Net realized gains............................      (0.34)         (0.43)         (0.38)            --
In excess of net realized gains...............         --             --             --          (0.05)
                                                  -------         ------         ------         ------
Total distributions to shareholders...........      (0.62)         (0.76)         (0.85)         (0.19)
                                                  -------         ------         ------         ------
Net asset value, end of period................    $ 13.89         $12.72         $11.04         $10.46
                                                  =======         ======         ======         ======
TOTAL RETURN..................................      14.16%         22.33%         13.82%          6.57%(2)
RATIOS AND SUPPLEMENTAL DATA
Expenses to average net assets(3).............       0.81%          0.62%          0.49%          0.12%(4)
Net investment income to average net assets...       3.04%          2.87%          4.65%          6.99%(4)
Portfolio turnover rate.......................        151%           191%           217%            75%
Net assets, end of period (000's).............    $16,713         $7,388         $3,145         $2,136

---------------

 * The Credit Suisse Growth and Income Portfolio commenced operations on October 20, 1995.

(1) Net investment income is after waiver of fees and reimbursement of certain expenses by the Investment Adviser, the Sub-administrator and American General Annuity Insurance Company, an affiliate of the Adviser (see Note 2 to the financial statements). If the Investment Adviser and the Sub-administrator had not waived fees and American General Annuity Insurance Company had not reimbursed expenses for the periods ended December 31, 1998, December 31, 1997, December 31, 1996, and December 31, 1995, net investment income (loss) per share would have been $0.16, $0.10, $0.00 and $(0.06), respectively, for the Credit Suisse Growth and Income Portfolio.

(2) Total return represents aggregate total return for the period indicated and is not annualized.

(3) If the Investment Adviser and the Sub-administrator had not waived fees and American General Annuity Insurance Company had not reimbursed expenses for the periods ended December 31, 1998, December 31, 1997, December 31, 1996, and December 31, 1995, the ratio of operating expenses to average net assets would have been 2.01%, 3.26%, 5.15% and 9.95%, respectively, for the Credit Suisse Growth and Income Portfolio.

(4) Annualized.

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST

                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                           CREDIT SUISSE INTERNATIONAL EQUITY
                                                ---------------------------------------------------------
                                                    YEAR           YEAR           YEAR          PERIOD
                                                   ENDED          ENDED          ENDED          ENDED
                                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                    1998           1997           1996          1995*
                                                ------------   ------------   ------------   ------------
NET ASSET VALUE
Net asset value, beginning of period..........     $10.35         $10.67         $10.33         $10.00
                                                   ------         ------         ------         ------
INVESTMENT OPERATIONS
Net investment income(1)......................       0.06           0.08           0.15           0.06
Net realized and unrealized gain (loss).......      (0.15)          0.37           1.56           0.33
                                                   ------         ------         ------         ------
Total from investment operations..............      (0.09)          0.45           1.71           0.39
                                                   ------         ------         ------         ------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.........................      (0.03)         (0.12)         (0.15)         (0.06)
In excess of net investment income............         --          (0.20)            --             --
Net realized gains............................         --          (0.45)         (0.24)            --
In excess of net realized gains...............         --             --          (0.98)            --
                                                   ------         ------         ------         ------
Total distributions to shareholders...........      (0.03)         (0.77)         (1.37)         (0.06)
                                                   ------         ------         ------         ------
Net asset value, end of period................     $10.23         $10.35         $10.67         $10.33
                                                   ======         ======         ======         ======
TOTAL RETURN..................................      (0.86)%         4.30%         16.50%          3.93%(2)
RATIOS AND SUPPLEMENTAL DATA
Expenses to average net assets(3).............       0.94%          0.77%          0.60%          0.12%(4)
Net investment income to average net assets...       0.53%          0.71%          1.09%          2.89%(4)
Portfolio turnover rate.......................         61%             6%            79%             2%
Net assets, end of period (000's).............     $5,996         $4,310         $2,727         $2,083

---------------

 * The Credit Suisse International Equity Portfolio commenced operations on October 20, 1995.

(1) Net investment income is after waiver of fees and reimbursement of certain expenses by the Investment Adviser, the Sub-administrator and American General Annuity Insurance Company, an affiliate of the Adviser (see Note 2 to the financial statements). If the Investment Adviser and the Sub-administrator had not waived fees and American General Annuity Insurance Company had not reimbursed expenses for the periods ended December 31, 1998, December 31, 1997, December 31, 1996, and December 31, 1995, net investment loss per share would have been $(0.19), $(0.29), $(1.25) and $(0.18), respectively, for the Credit Suisse International Equity Portfolio.

(2) Total return represents aggregate total return for the period indicated and is not annualized.

(3) If the Investment Adviser and the Sub-administrator had not waived fees and American General Annuity Insurance Company had not reimbursed expenses for the periods ended December 31, 1998, December 31, 1997, December 31, 1996, and December 31, 1995, the ratio of operating expenses to average net assets would have been 3.78%, 5.06%, 6.41% and 11.83%, respectively, for the Credit Suisse International Equity Portfolio.

(4) Annualized.

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST

                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                           ELITEVALUE
                                                           ------------------------------------------
                                                               YEAR           YEAR          PERIOD
                                                              ENDED          ENDED          ENDED
                                                           DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                               1998           1997          1996*
                                                           ------------   ------------   ------------
NET ASSET VALUE
Net asset value, beginning of period.....................    $ 14.38         $12.32         $10.00
                                                             -------         ------         ------
INVESTMENT OPERATIONS
Net investment income(1).................................       0.25           0.19           0.18
Net realized and unrealized gain.........................       0.72           2.39           2.48
                                                             -------         ------         ------
Total from investment operations.........................       0.97           2.58           2.66
                                                             -------         ------         ------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment loss......................................      (0.25)         (0.19)         (0.18)
Net realized gains.......................................      (0.15)         (0.33)         (0.16)
                                                             -------         ------         ------
Total distributions to shareholders......................      (0.40)         (0.52)         (0.34)
                                                             -------         ------         ------
Net asset value, end of period...........................    $ 14.95         $14.38         $12.32
                                                             =======         ======         ======
TOTAL RETURN.............................................       6.72%         21.08%         26.70%(2)
RATIOS AND SUPPLEMENTAL DATA
Expenses to average net assets(3)........................       0.71%          0.52%          0.36%(4)
Net investment income to average net assets..............       2.42%          1.58%          1.74%(4)
Portfolio turnover rate..................................         39%            29%            21%
Net assets, end of period (000's)........................    $20,620         $9,471         $2,307

---------------

 *  The EliteValue Portfolio commenced operations on January 2, 1996.

(1) Net investment income is after waiver of fees and reimbursement of certain expenses by the Investment Adviser, the Sub-administrator and American General Annuity Insurance Company, an affiliate of the Adviser (see Note 2 to the financial statements). If the Investment Adviser and the Sub-administrator had not waived fees and American General Annuity Insurance Company had not reimbursed expenses for the periods ended December 31, 1998, December 31, 1997 and December 31, 1996, net investment income (loss) per share would have been $0.17, $0.00 and $(0.54), respectively, for the EliteValue Portfolio.

(2) Total return represents aggregate total return for the period indicated and is not annualized.

(3) If the Investment Adviser and the Sub-administrator had not waived fees and American General Annuity Insurance Company had not reimbursed expenses for the periods ended December 31, 1998, December 31, 1997 and December 31, 1996, the ratio of operating expenses to average net assets would have been 1.41%, 2.76% and 7.45%, respectively, for the EliteValue Portfolio.

(4) Annualized.

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST

                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                            SALOMON BROTHERS U.S. GOVERNMENT SECURITIES
                                                           ---------------------------------------------
                                                               YEAR            YEAR           PERIOD
                                                               ENDED           ENDED           ENDED
                                                           DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                               1998            1997            1996*
                                                           -------------   -------------   -------------
NET ASSET VALUE
Net asset value, beginning of period.....................     $10.07          $ 9.79          $10.00
                                                              ------          ------          ------
INVESTMENT OPERATIONS
Net investment income(1).................................       0.52            0.57            0.53
Net realized and unrealized gain (loss)..................       0.22            0.28           (0.21)
                                                              ------          ------          ------
Total from investment operations.........................       0.74            0.85            0.32
                                                              ------          ------          ------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income....................................      (0.54)          (0.57)          (0.53)
Net realized gains.......................................      (0.04)             --              --
                                                              ------          ------          ------
Total distributions to shareholders......................      (0.58)          (0.57)          (0.53)
                                                              ------          ------          ------
Net asset value, end of period...........................     $10.23          $10.07          $ 9.79
                                                              ======          ======          ======
TOTAL RETURN.............................................       7.49%           8.89%           3.40%(2)
RATIOS AND SUPPLEMENTAL DATA
Expenses to average net assets(3)........................       0.53%           0.35%           0.22%(4)
Net investment income to average net assets..............       5.95%           6.25%           5.91%(4)
Portfolio turnover rate..................................         24%            615%            297%
Net assets, end of period (000's)........................     $8,679          $3,986          $2,347

 * The Salomon Brothers U.S. Government Securities Portfolio commenced operations on February 6, 1996.

(1) Net investment income is after waiver of fees and reimbursement of certain expenses by the Investment Adviser, the Sub-administrator and American General Annuity Insurance Company, an affiliate of the Adviser (see Note 2 to the financial statements). If the Investment Adviser and the Sub-administrator had not waived fees and American General Annuity Insurance Company had not reimbursed expenses for the periods ended December 31, 1998, December 31, 1997, and December 31, 1996, net investment income per share would have been $0.40, $0.28 and $0.10, respectively, for the Salomon Brothers U.S. Government Securities Portfolio.

(2) Total return represents aggregate total return for the period indicated and is not annualized.

(3) If the Investment Adviser and the Sub-administrator had not waived fees and American General Annuity Insurance Company had not reimbursed expenses for the periods ended December 31, 1998, December 31, 1997, and December 31, 1996, the ratio of operating expenses to average net assets would have been 2.46%, 4.84% and 5.26%, respectively, for the Salomon Brothers U.S. Government Securities Portfolio.

(4) Annualized.

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST

                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                       STATE STREET GLOBAL ADVISORS GROWTH EQUITY
                                                ---------------------------------------------------------
                                                    YEAR           YEAR           YEAR          PERIOD
                                                   ENDED          ENDED          ENDED          ENDED
                                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                    1998           1997           1996          1995*
                                                ------------   ------------   ------------   ------------
NET ASSET VALUE
Net asset value, beginning of period..........    $ 14.07         $11.85         $10.31         $10.00
                                                  -------         ------         ------         ------
INVESTMENT OPERATIONS
Net investment income(1)......................       0.13           0.17           0.20           0.05
Net realized and unrealized gain..............       2.89           3.56           1.99           0.31
                                                  -------         ------         ------         ------
Total from investment operations..............       3.02           3.73           2.19           0.36
                                                  -------         ------         ------         ------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.........................      (0.13)         (0.17)         (0.20)         (0.05)
Net realized gains............................      (0.39)         (1.34)         (0.45)            --
                                                  -------         ------         ------         ------
Total distributions to shareholders...........      (0.52)         (1.51)         (0.65)         (0.05)
                                                  -------         ------         ------         ------
Net asset value, end of period................    $ 16.57         $14.07         $11.85         $10.31
                                                  =======         ======         ======         ======
TOTAL RETURN..................................      21.60%         31.67%         21.36%          3.57%(2)
RATIOS AND SUPPLEMENTAL DATA
Expenses to average net assets(3).............       0.66%          0.48%          0.39%          0.12%(4)
Net investment income to average net assets...       0.88%          1.34%          1.80%          2.46%(4)
Portfolio turnover rate.......................        140%           111%            89%             9%
Net assets, end of period (000's).............    $15,500         $7,327         $3,420         $2,073

 * The State Street Global Advisors Growth Equity Portfolio commenced operations on October 20, 1995.

(1) Net investment income is after waiver of fees and reimbursement of certain expenses by the Investment Adviser, the Sub-administrator and American General Annuity Insurance Company, an affiliate of the Adviser (see Note 2 to the financial statements). If the Investment Adviser and the Sub-administrator had not waived fees and American General Annuity Insurance Company had not reimbursed expenses for the periods ended December 31, 1998, December 31, 1997, December 31,1996 and December 31, 1995, the net investment loss per share would have been $(0.02), $(0.11), $(0.29) and $(0.15), respectively, for the State Street Global Advisor Growth Equity Portfolio.

(2) Total return represents aggregate total return for the period indicated and is not annualized.

(3) If the Investment Adviser and the Sub-administrator had not waived fees and American General Annuity Insurance Company had not reimbursed expenses for the periods ended December 31, 1998, December 31, 1997, December 31, 1996 and December 31, 1995, the ratio of operating expenses to average net assets would have been 1.96%, 3.29%, 4.83% and 9.94%, respectively, for the State Street Global Advisor Growth Equity Portfolio.

(4) Annualized.

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST

                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                        STATE STREET GLOBAL ADVISORS MONEY MARKET
                                                ---------------------------------------------------------
                                                    YEAR           YEAR           YEAR          PERIOD
                                                   ENDED          ENDED          ENDED          ENDED
                                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                    1998           1997           1996          1995*
                                                ------------   ------------   ------------   ------------
NET ASSET VALUE
Net asset value, beginning of period..........     $ 1.00         $ 1.00         $ 1.00         $ 1.00
                                                   ------         ------         ------         ------
INVESTMENT OPERATIONS
Net investment income(1)......................       0.05           0.05           0.05           0.01
                                                   ------         ------         ------         ------
Total from investment operations..............       0.05           0.05           0.05           0.01
                                                   ------         ------         ------         ------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.........................      (0.05)         (0.05)         (0.05)         (0.01)
                                                   ------         ------         ------         ------
Total distributions to shareholders...........      (0.05)         (0.05)         (0.05)         (0.01)
                                                   ------         ------         ------         ------
Net asset value, end of period................     $ 1.00         $ 1.00         $ 1.00         $ 1.00
                                                   ======         ======         ======         ======
TOTAL RETURN..................................       5.23%          5.50%          5.19%          1.17%(2)
RATIOS AND SUPPLEMENTAL DATA
Expenses to average net assets(3).............       0.49%          0.32%          0.29%          0.12%(4)
Net investment income to average net assets...       5.12%          5.41%          5.23%          5.25%(4)
Net assets, end of period (000's).............     $9,254         $5,100         $1,291         $  126

 * The State Street Global Advisors Money Market Portfolio commenced operations on October 10, 1995.

(1) Net investment income is after waiver of fees and reimbursement of certain expenses by the Investment Adviser, the Sub-administrator and American General Annuity Insurance Company, an affiliate of the Adviser (see Note 2 to the financial statements). If the Investment Adviser and the Sub-administrator had not waived fees and American General Annuity Insurance Company had not reimbursed expenses for the periods ended December 31, 1998, December 31, 1997, December 31, 1996, and December 31, 1995, net investment income (loss) per share would have been $0.04, $0.03, $(0.08) and $(0.35), respectively, for the State Street Global Advisors Money Market Portfolio.

(2) Total return represents aggregate total return for the period indicated and is not annualized.

(3) If the Investment Adviser and the Sub-administrator had not waived fees and American General Annuity Insurance Company had not reimbursed expenses for the periods ended December 31, 1998, December 31, 1997, December 31, 1996, and December 31, 1995, the ratio of operating expenses to average net assets would have been 2.44%, 4.17%, 14.15% and 161.83%, respectively, for the State Street Global Advisors Money Market Portfolio.

(4) Annualized.

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST

                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                   VAN KAMPEN EMERGING GROWTH
                                                           ------------------------------------------
                                                               YEAR           YEAR          PERIOD
                                                              ENDED          ENDED          ENDED
                                                           DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                               1998           1997          1996*
                                                           ------------   ------------   ------------
NET ASSET VALUE
Net asset value, beginning of period.....................    $ 13.87         $11.54         $10.00
                                                             -------         ------         ------
INVESTMENT OPERATIONS
Net investment income (loss)(1)..........................      (0.03)          0.03           0.05
Net realized and unrealized gain.........................       5.21           2.33           1.86
                                                             -------         ------         ------
Total from investment operations.........................       5.18           2.36           1.91
                                                             -------         ------         ------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income....................................         --          (0.03)         (0.05)
Net realized gains.......................................         --             --          (0.32)
                                                             -------         ------         ------
Total distributions to shareholders......................         --          (0.03)         (0.37)
                                                             -------         ------         ------
Net asset value, end of period...........................    $ 19.05         $13.87         $11.54
                                                             =======         ======         ======
TOTAL RETURN.............................................      37.43%         20.45%         19.06%(2)
RATIOS AND SUPPLEMENTAL DATA
Expenses to average net assets(3)........................       0.80%          0.62%          0.46%(4)
Net investment income (loss) to average net assets.......      (0.57)%         0.23%          0.40%(4)
Portfolio turnover rate..................................        107%           107%           154%
Net assets, end of period (000's)........................    $11,674         $5,499         $1,882

 * The Van Kampen Emerging Growth Portfolio commenced operations on January 2, 1996.

(1) Net investment income is after waiver of fees and reimbursement of certain expenses by the Investment Adviser, the Sub-administrator and American General Annuity Insurance Company, an affiliate of the Adviser (see Note 2 to the financial statements). If the Investment Adviser and the Sub-administrator had not waived fees and American General Annuity Insurance Company had not reimbursed expenses for the periods ended December 31, 1998, December 31, 1997 and December 31, 1996, net investment loss per share would have been $(0.26), $(0.42) and $(1.29), respectively, for the Van Kampen Emerging Growth Portfolio.

(2) Total return represents aggregate total return for the period indicated and is not annualized.

(3) If the Investment Adviser and the Sub-administrator had not waived fees and American General Annuity Insurance Company had not reimbursed expenses for the periods ended December 31, 1998, December 31, 1997 and December 31, 1996, the ratio of operating expenses to average net assets would have been 2.64%, 5.65% and 11.22%, respectively, for the Van Kampen Emerging Growth Portfolio.

(4) Annualized.

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1998

     AGA Series Trust, formerly WNL Series Trust, (the "Trust") is an open-end, diversified series management investment company established as a Massachusetts business trust under a Declaration of Trust dated December 12, 1994, as amended April 19, 1995 and May 1, 1998. The Trust currently offers shares of beneficial interest in seven series (the "Portfolios"), each of which has a different investment objective and represents the entire interest in a separate portfolio of investments. The Portfolios are: Credit Suisse Growth and Income Portfolio, formerly BEA Growth and Income Portfolio, (the "Growth and Income Portfolio"), Credit Suisse International Equity Portfolio (the "International Equity Portfolio"), EliteValue Portfolio, Salomon Brothers U.S. Government Securities Portfolio (the "U.S. Government Securities Portfolio"), State Street Global Advisors Growth Equity Portfolio, formerly Global Advisors Growth Equity Portfolio, (the "Growth Equity Portfolio"), State Street Global Advisors Money Market Portfolio, formerly Global Advisors Money Market Portfolio, (the "Money Market Portfolio"), and Van Kampen Emerging Growth Portfolio, formerly Van Kampen American Capital Emerging Growth Portfolio, (the "Emerging Growth Portfolio"). The Portfolios are currently available to the public only through variable annuity contracts ("VA Contracts") issued by American General Annuity Insurance Company, formerly Western National Life Insurance Company, (the "Life Company"), an indirect wholly-owned subsidiary of American General Corporation.

1. SIGNIFICANT ACCOUNTING POLICIES

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements in accordance with generally accepted accounting principles.

     (a) VALUATION OF SECURITIES -- All securities are valued as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time). Securities traded on a national securities exchange or quoted on the NASDAQ National Market System are valued at their last-reported sale price on the principal exchange or reported by NASDAQ or, if there is no reported sale, and in the case of over-the-counter securities not included in the NASDAQ National Market System, at a bid price estimated by a broker or dealer. Debt securities, including zero-coupon securities, and certain foreign securities will be valued by a pricing service approved by the Trustees. Other foreign securities will be valued by the Trust's custodian. The value of a foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of 4:00 p.m. New York time, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. Securities for which current market quotations are not readily available and all other assets are valued at fair value as determined in good faith by the Trustees.

     The Money Market Portfolio values all securities using the amortized cost method which approximates market value. Under this method, which does not take into account unrealized securities gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant amortization or accretion to maturity of any discount or premium.

     (b) REPURCHASE AGREEMENTS -- A repurchase agreement is a contract under which the Portfolio acquires a security for a relatively short period (usually not more than a week) subject to the obligation of the seller to repurchase and the Portfolio to resell such security at a fixed time and price. The collateral for such agreements will be held by the Portfolio's custodian. The Portfolio will enter into repurchase agreements only with banks and broker-dealers that have been determined to be creditworthy by the Trust's Board of Trustees. The seller under a repurchase agreement would be required to maintain the value of the collateral subject to the repurchase agreement at not less than the repurchase price. Default by the seller would expose the Portfolio to possible loss because of adverse market action or delay in connection with the disposition of the

                                AGA SERIES TRUST

                               DECEMBER 31, 1998

underlying collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the obligations, the Portfolio may be delayed or limited in its ability to sell the collateral.

     (c) WHEN ISSUED TRANSACTIONS -- The Portfolio may enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, although a Portfolio may dispose of a when-issued security or forward commitment prior to settlement if it is deemed appropriate to do so. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the Portfolio prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers.

     (d) DOLLAR ROLL TRANSACTIONS -- Certain Portfolios seeking a high level of current income may enter into dollar rolls in which the Portfolio sells securities (usually Mortgage-Backed Securities) and simultaneously contracts to purchase, typically in 30 to 60 days, substantially similar but not identical, securities on a specified future date through a TBA purchase commitment. The proceeds of the initial sale of securities in such transaction may be used to purchase long-term securities which will be held during the dollar roll period. During the roll period the Portfolio foregoes principal and interest paid on the security sold at the beginning of the roll period. The Portfolio may be compensated by; (a) the difference between the current sale price and the forward price for the future purchase plus the interest earned on the cash proceeds of the initial sale; or (b) a set fee determined at the time the transaction is entered into; or (c) a combination of these two methods. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price.

     (e) TBA PURCHASE COMMITMENTS -- Certain Portfolios may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. The Portfolio holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the Portfolio may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Valuation of Securities" above. The Portfolio may dispose of the commitment prior to settlement if the Advisor deems it appropriate to do so.

     (f) FOREIGN INVESTMENTS -- Certain Portfolios may invest in securities of foreign issuers. There are certain risks involved in investing in foreign securities, including those resulting from fluctuations in currency exchange rates, devaluation of currencies, future political or economic developments and the possible imposition of currency exchange control or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. The Portfolios' foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies.

     (g) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- Certain Portfolios may engage in forward foreign currency exchange contracts ("forward contracts"). Portfolios may enter into forward contracts to convert U.S. Dollars to and from different foreign currencies. A Portfolio can either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies. Forward foreign currency contracts are valued at the exchange rate and are marked-to-market daily. The change in the market value is recorded by the Portfolio as an

                                AGA SERIES TRUST

                               DECEMBER 31, 1998

unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     A forward contract is an obligation by a Portfolio to purchase or sell a specific currency at a future date. The Portfolio maintains with its custodian, in a segregated account, high-grade liquid assets in an amount at least equal to its obligations under each contract. Neither spot transactions nor forward contracts eliminate fluctuations in the prices of the Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     A Portfolio may enter into forward contracts for hedging purposes as well as for non-hedging purposes. Transactions are entered into for hedging purposes in an attempt to protect against changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase.

     A Portfolio may enter into forward contracts for other than hedging purposes which present greater profit potential but also involves increased risk.

     (h) FOREIGN CURRENCY TRANSLATIONS -- The books and records of the Portfolios are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. The eligible Portfolios do not isolate that portion of the results of operations from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such changes and fluctuations are included with net realized and unrealized gain or loss from investments. Foreign exchange gain (loss) is treated as ordinary income for federal income tax purposes to the extent constituting "Section 988 Transactions" pursuant to the Internal Revenue Code, including currency gains (losses) related to the sale of debt securities, forward foreign currency exchange contracts, payments of liabilities, and collections of receivables.

     (i) FUTURES CONTRACTS -- Certain Portfolios may enter into futures contracts. Upon entering into a futures contract, the Portfolio is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the initial margin. Subsequent payments ("variation margin") are made or received by the Portfolio each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gains or losses. The Portfolio recognizes a realized gain or loss when the contract is closed.

     The use of futures contracts as a hedging device involves several risks. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

     (j) SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are recorded as of the trade date. Realized gains and losses on sales of investments are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Dividend income is recorded on the ex-date.

     (k) EXPENSE ALLOCATION -- Expenses with respect to any two or more Portfolios may be allocated in proportion to the net assets of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made.

     (l) DIVIDENDS AND DISTRIBUTIONS -- The Money Market Portfolio will declare a dividend of its net ordinary income daily and distribute such dividends monthly. Each of the other Portfolios will declare and

                                AGA SERIES TRUST

                               DECEMBER 31, 1998

distribute dividends from net ordinary income quarterly and will distribute its net realized capital gains, if any, at least annually.

     Income dividends and capital gain distributions are determined in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Portfolios, timing differences and differing characterization of distributions made by the Portfolios. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Portfolio.

     (m) FEDERAL INCOME TAXES -- Each Portfolio of the Trust intends to qualify and elects to be treated as a regulated investment company that is taxed under the rules of Subchapter M of the Internal Revenue Code. As an electing regulated investment company, a Portfolio will not be subject to federal income tax on its net ordinary income and net realized capital gains to the extent such income and gains are distributed to the separate account of the Life Company which holds its shares.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Under an Investment Advisory Agreement (the "Agreement"), AGA Investment Advisory Services, Inc., formerly WNL Investment Advisory Services, Inc., (the "Adviser"), an indirect wholly-owned subsidiary of American General Corporation, manages the business and affairs of the Portfolios and the Trust, subject to the control of the Trustees. Under the Agreement, the Adviser is obligated to formulate a continuing program for the investment of the assets of each Portfolio of the Trust in a manner consistent with each Portfolio's investment objectives, policies and restrictions and to determine from time to time securities to be purchased, sold, retained or lent by the Trust and to implement those decisions. The Agreement also provides that the Adviser shall provide such services required for effective administration of the Trust.

     As full compensation for its services under the Agreement, the Trust will pay the Adviser a monthly fee at the following rates based on the average daily net assets of each Portfolio:

Credit Suisse Growth and Income.............................  0.75%
Credit Suisse International Equity..........................  0.90%
EliteValue..................................................  0.65%
Salomon Brothers U.S. Government Securities.................  0.475%
State Street Global Advisors Growth Equity..................  0.61%
State Street Global Advisors Money Market...................  0.45%
Van Kampen Emerging Growth..................................  0.75%

     Through April 30, 1998 the Adviser waived that portion of its advisory fee in excess of the amount payable by the Adviser to each Sub-adviser pursuant to the respective sub-advisory agreements for each Portfolio. Beginning on May 1, 1998 the advisory fees are being charged to each Portfolios as shown in table above.

                                AGA SERIES TRUST

                               DECEMBER 31, 1998

     The Adviser pays each Sub-adviser the following fees:

Credit Suisse Growth and Income.............................       0.50%
Credit Suisse International Equity..........................       0.65%
EliteValue..................................................       0.40%
Salomon Brothers U.S. Government Securities.................       0.225%
State Street Global Advisors Growth Equity..................       0.36%
State Street Global Advisors Money Market...................       0.20%
Van Kampen Emerging Growth..................................       0.50%

     In addition, the Life Company, an affiliate of the Adviser, has undertaken to bear until May 1, 1999 all operating expenses of each Portfolio, excluding the compensation of the Adviser, that exceed 0.12% of each Portfolio's average daily net assets. The Life Company has reserved the right to withdraw or modify its policy of expense reimbursement for the Trust.

     In accordance with each Portfolio's investment objective and policies and under the supervision of the Adviser and the Trust's Board of Trustees, each Portfolio's Sub-adviser is responsible for the day-to-day investment management of the Portfolio, to make investment decisions for the Portfolio and to place orders on behalf of the Portfolio to effect the investment decisions made as provided in separate Sub-advisory Agreements. The Sub-advisers to the Portfolios are: Credit Suisse Asset Management, formerly BEA Associates, for the Growth and Income Portfolio; Credit Suisse Asset Management, Ltd. for the International Equity Portfolio; OpCap Advisors for the EliteValue Portfolio; Salomon Brothers Asset Management Inc. for the U.S. Government Securities Portfolio; State Street Global Advisors for the Growth Equity and Money Market Portfolios; and Van Kampen Asset Management Inc. for the Emerging Growth Portfolio.

     The Trust's Sub-administrator, custodian, transfer and dividend-paying agent is State Street Bank and Trust Company.

     For the year ended December 31, 1998, the Adviser waived advisory fees and the Life Company reimbursed operating expenses as follows:

                                                        ADVISORY
                                                          FEES      EXPENSES
                                                         WAIVED    REIMBURSED    TOTAL
                                                        --------   ----------   --------
Credit Suisse Growth and Income.......................   $6,992     $129,265    $136,257
Credit Suisse International Equity....................    3,842      142,666     146,508
EliteValue............................................    9,231       93,918     103,149
Salomon Brothers U.S. Government Securities...........    3,584      103,417     107,001
State Street Global Advisors Growth Equity............    6,950      130,500     137,450
State Street Global Advisors Money Market.............    4,461      102,412     106,873
Van Kampen Emerging Growth............................    5,221      134,825     140,046

     AGA Brokerage Services, Inc., formerly WNL Brokerage Services, Inc., an indirect wholly-owned subsidiary of American General Corporation, is the distributor and underwriter of the VA Contracts. Each Trustee of the Trust who is not an interested person of the Trust or Adviser or Sub-adviser receives an annual fee of $7,500 and an additional fee of $750 for each Trustees' meeting attended. In addition, disinterested Trustees who are members of any Board committees will receive a separate $750 fee for attendance at any committee meeting that is held on a day on which no Board meeting is held.

                                AGA SERIES TRUST

                               DECEMBER 31, 1998

3. SECURITIES TRANSACTIONS

     The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended December 31, 1998 were as follows:

                                                           U.S.                       PROCEEDS FROM
                                                        GOVERNMENT   PROCEEDS FROM   U.S. GOVERNMENT
                                           PURCHASES    PURCHASES        SALES            SALES
                                          -----------   ----------   -------------   ---------------
Credit Suisse Growth and Income.........  $ 9,049,134   $7,948,695    $ 7,295,352      $7,570,270
Credit Suisse International Equity......    4,381,274           --      2,736,485              --
EliteValue..............................   11,726,391      510,430      4,167,588         178,783
Salomon Brothers U.S. Government
  Securities............................      118,045    3,581,380             --       1,144,543
State Street Global Advisors Growth
  Equity................................   19,283,192      138,536     13,359,264         228,203
State Street Global Advisors Money
  Market................................           --           --             --              --
Van Kampen Emerging Growth..............   10,192,545       35,218      6,849,316          32,863

4. SHARES OF BENEFICIAL INTEREST

     The Trust has an unlimited authorized number of shares of beneficial interest with a par value of $0.01. The tables below summarize transactions in Trust shares.

                   CREDIT SUISSE GROWTH AND INCOME PORTFOLIO

                                                      YEAR ENDED               YEAR ENDED
                                                  DECEMBER 31, 1998        DECEMBER 31, 1997
                                                 SHARES      AMOUNT       SHARES      AMOUNT
Capital stock sold............................   792,134   $10,722,666    364,640   $ 4,535,552
Capital stock issued upon reinvestment of
  dividends and distributions.................    46,708       644,316     30,006       376,771
Capital stock redeemed........................  (216,635)   (2,934,678)   (98,914)   (1,251,232)
                                                --------   -----------   --------   -----------
          Net increase........................   622,207   $ 8,432,304    295,732   $ 3,661,091
                                                ========   ===========   ========   ===========

                  CREDIT SUISSE INTERNATIONAL EQUITY PORTFOLIO

                                                      YEAR ENDED               YEAR ENDED
                                                  DECEMBER 31, 1998        DECEMBER 31, 1997
                                                 SHARES      AMOUNT       SHARES      AMOUNT
Capital stock sold............................   272,097   $ 2,783,727    177,329   $ 2,089,267
Capital stock issued upon reinvestment of
  dividends and distributions.................     1,499        16,424     28,680       300,498
Capital stock redeemed........................  (103,928)   (1,053,158)   (45,050)     (532,186)
                                                --------   -----------   --------   -----------
          Net increase........................   169,668   $ 1,746,993    160,959   $ 1,857,579
                                                ========   ===========   ========   ===========

                                AGA SERIES TRUST

                               DECEMBER 31, 1998

                              ELITEVALUE PORTFOLIO

                                                      YEAR ENDED               YEAR ENDED
                                                  DECEMBER 31, 1998        DECEMBER 31, 1997
                                                 SHARES      AMOUNT       SHARES      AMOUNT
Capital stock sold............................   989,195   $14,792,557    562,538   $ 7,853,515
Capital stock issued upon reinvestment of
  dividends and distributions.................    29,857       448,216     21,013       300,551
Capital stock redeemed........................  (298,572)   (4,382,494)  (112,176)   (1,599,850)
                                                --------   -----------   --------   -----------
          Net increase........................   720,480   $10,858,279    471,375   $ 6,554,216
                                                ========   ===========   ========   ===========

             SALOMON BROTHERS U.S. GOVERNMENT SECURITIES PORTFOLIO

                                                      YEAR ENDED               YEAR ENDED
                                                  DECEMBER 31, 1998        DECEMBER 31, 1997
                                                 SHARES      AMOUNT       SHARES      AMOUNT
Capital stock sold............................   589,383   $ 6,067,048    167,218   $ 1,688,562
Capital stock issued upon reinvestment of
  dividends and distributions.................    33,449       341,645     16,187       160,062
Capital stock redeemed........................  (170,600)   (1,757,093)   (27,188)     (271,281)
                                                --------   -----------   --------   -----------
          Net increase........................   452,232   $ 4,651,600    156,217   $ 1,577,343
                                                ========   ===========   ========   ===========

              STATE STREET GLOBAL ADVISORS GROWTH EQUITY PORTFOLIO

                                                      YEAR ENDED               YEAR ENDED
                                                  DECEMBER 31, 1998        DECEMBER 31, 1997
                                                 SHARES      AMOUNT       SHARES      AMOUNT
Capital stock sold............................   544,056   $ 8,356,169    239,753   $ 3,380,388
Capital stock issued upon reinvestment of
  dividends and distributions.................    27,475       449,775     50,305       706,482
Capital stock redeemed........................  (157,065)   (2,387,446)   (57,888)     (842,461)
                                                --------   -----------   --------   -----------
          Net increase........................   414,466   $ 6,418,498    232,170   $ 3,244,409
                                                ========   ===========   ========   ===========

              STATE STREET GLOBAL ADVISORS MONEY MARKET PORTFOLIO

                                                     YEAR ENDED                   YEAR ENDED
                                                 DECEMBER 31, 1998            DECEMBER 31, 1997
                                               SHARES         AMOUNT        SHARES         AMOUNT
Capital stock sold.........................   46,307,126   $ 46,307,126    27,649,529   $ 27,649,529
Capital stock issued upon reinvestment of
  dividends and distributions..............      275,567        275,567       159,789        159,789
Capital stock redeemed.....................  (42,429,271)   (42,429,271)  (24,000,078)   (24,000,078)
                                             -----------   ------------   -----------   ------------
          Net increase.....................    4,153,422   $  4,153,422     3,809,240   $  3,809,240
                                             ===========   ============   ===========   ============

                                AGA SERIES TRUST

                               DECEMBER 31, 1998

                      VAN KAMPEN EMERGING GROWTH PORTFOLIO

                                                      YEAR ENDED               YEAR ENDED
                                                  DECEMBER 31, 1998        DECEMBER 31, 1997
                                                 SHARES      AMOUNT       SHARES      AMOUNT
Capital stock sold............................   357,277   $ 5,569,032    387,792   $ 4,961,448
Capital stock issued upon reinvestment of
  dividends and distributions.................        30           481        617         7,882
Capital stock redeemed........................  (141,146)   (2,207,565)  (154,969)   (1,955,287)
                                                --------   -----------   --------   -----------
          Net increase........................   216,161   $ 3,361,948    233,440   $ 3,014,043
                                                ========   ===========   ========   ===========

5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     At December 31, 1998, the outstanding forward foreign currency exchange contracts, which contractually obligate the Trust to deliver currencies at a specified date, were as follows:

  Credit Suisse International Equity Portfolio

                        U.S. DOLLAR
                         PRICE ON     U.S. DOLLAR
CURRENCY   SETTLEMENT   ORIGINATION     CURRENT       UNREALIZED
  SOLD        DATE         DATE          VALUE      (DEPRECIATION)
--------   ----------   -----------   -----------   --------------
FRF        2/25/1999     $133,655      $136,616        $ (2,961)
JPY        3/09/1999      554,135       580,199         (26,064)
NLG        2/25/1999      120,549       123,285          (2,736)
                         $808,339      $840,100        $(31,761)
                         --------      --------        --------

7. TAX INFORMATION

     For Federal income tax purposes capital loss carryforwards (exclusive of certain capital losses incurred after October 31) of $84,949 and $254,219 is available to the extent provided by regulations to offset future realized capital gains of the Van Kampen Emerging Growth Portfolio. These losses will expire in 2005 and 2006, respectively. In addition, $317,406 is available to the extent provided by regulations to offset future realized capital gains of Credit Suisse International Equity Portfolio and this loss expires in 2006.

     Additionally, certain capital losses incurred after October 31, within the taxable year, are deemed to arise on the first business day of the Portfolio's next taxable year. During the year ended December 31, 1998, the Credit Suisse International Equity Portfolio elected to defer a net capital loss of $4,727.

8. SUBSEQUENT EVENT

     On January 6, 1999, Salomon Brothers Asset Management Inc., notified the Adviser of the termination of their Sub-Advisory relationship as of March 8, 1999.

                                AGA SERIES TRUST

                               DECEMBER 31, 1998

9. YEAR 2000 RISK (UNAUDITED)

     Like other mutual funds, financial and business organizations and individuals around the world, the Trust could be adversely affected if the computer systems of the Adviser and the sub-advisers and other service providers, over which the Trust may have no control, do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly referred to as the "Year 2000 Problem." The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses. The Adviser is also seeking assurances that its sub-advisers and other service providers are taking similar steps as well. However, it is impossible to know exactly how the Year 2000 Problem will affect the administration of the Trust, performance of the Trust's portfolios or securities markets in general.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees and Contract Owners of
AGA Series Trust

     We have audited the accompanying statement of assets and liabilities, including the schedules of investments, of AGA Series Trust (comprising, respectively, the Credit Suisse Growth and Income, Credit Suisse International Equity, EliteValue, Salomon Brothers U.S. Government Securities, State Street Global Advisors Growth Equity, State Street Global Advisors Money Market, and Van Kampen Emerging Growth Portfolios) as of December 31, 1998, the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of AGA Series Trust management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audit. The statements of changes in net assets of AGA Series Trust for the year ended December 31, 1997 and the financial highlights for each of the three years in the period ended December 31, 1997 were audited by other auditors whose report dated February 13, 1998 expressed an unqualified opinion on these financial statements and financial highlights.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers or by other appropriated auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting AGA Series Trust at December 31, 1998, the results of their operations, the changes in their net assets and financial highlights for the year then ended in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Boston, Massachusetts
February 5, 1999

                                AGA SERIES TRUST

                        PROXY VOTING RESULTS (UNAUDITED)

     The following proposal was voted upon at a special meeting of shareholders on April 16, 1998. The results were as shown below.

PROPOSAL 1.

     To approve a new Sub-Advisory Agreement between Salomon Brothers Asset Management, Inc., AGA Investment Advisory Services, Inc. and AGA Series Trust.

                                                                FOR     AGAINST   ABSTAIN
                                                              -------   -------   -------
Record Date Shares (429,327)
Salomon Brothers U.S. Government Securities Portfolio.......  311,976   20,209    97,142

AMERICAN GENERAL ANNUITY INSURANCE COMPANY                   ----------------
VARIABLE ANNUITY SERVICE CENTER
                                                                 BULK RATE
205 E. 10TH AVENUE                                             U.S. POSTAGE
AMARILLO, TEXAS 79101                                              PAID
                                                              Permit No. 6748
                                                              Houston, Texas
                                                                   VALIC
                                                             ----------------

VER 12/31/98                                                Recycled Paper  LOGO

                                AGA SERIES TRUST

                           PART C.  OTHER INFORMATION

ITEM 22.  FINANCIAL STATEMENTS

ITEM 23.  EXHIBITS

         (a)  1. Declaration of Trust(1)
              2. Amendment to Declaration of Trust

         (b)  By-laws of Trust(1)

         (c)  Not Applicable
         (d)  1. Investment Advisory Agreement dated August 23, 1995, between the
                 Registrant and the Adviser.(1)
              2. Investment Sub-Advisory Agreements between the Registrant, the Adviser and each Sub-Adviser:
                 (i)   Sub-Advisory Agreement dated August 23, 1995, among BEA
                       Associates, the Adviser and the Registrant.(1)
                 (ii)  Sub-Advisory Agreement dated August 23, 1995, among Credit
                       Suisse Investment Management Limited, the Adviser and the
                       Registrant.(1)
                 (iii) Sub-Advisory Agreement dated October 31, 1996, among Van
                       Kampen American Capital Asset Management Inc., the Adviser and the
                       Registrant.
                 (iv)  Sub-Advisory Agreement dated August 23, 1995, among State
                       Street Bank and Trust Company, the Adviser and the Registrant.(1)
                 (v)   Sub-Advisory Agreement dated November 5, 1997, among OpCap
                       Advisors, the Adviser and the Registrant.
         (e)  Not Applicable
         (f)  Not Applicable
         (g)  Custodian Agreement between the Registrant and State Street Bank and
              Trust Company.
         (h)  1. Transfer Agency and Service Agreement between the Registrant and
                 State Street Bank and Trust Company.
              2. Subadministration Agreement for Reporting and Accounting Services between the Registrant and State Street Bank and Trust Company.

         (i)  Opinion and Consent of Counsel

         (j)  Consent of Independent Auditors

         (k)  Not Applicable

         (l)  Not Applicable

         (m) Not Applicable

         (n)  Financial Data Schedule

         (o)  Not Applicable

         (p)  Power of Attorney for AGA Series Trust Trustee, Mr. Payne.

---------------

1 Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registrant's Form N-1A as filed electronically with the Securities and Exchange Commission on May 1, 1996 (File No. 33-87380 and 811-8912).

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     The shares of the Trust are currently sold to AGA Separate Account A, formerly WNL Separate Account A.

ITEM 25.  INDEMNIFICATION

     Each officer, Trustee or agent of the Trust shall be indemnified by the Trust to the full extent permitted under the General Laws of The Commonwealth of Massachusetts and the Investment Company Act of 1940 ("1940 Act"), as amended, except that such indemnity shall not protect any such person against any liability to the Trust or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct"). Indemnification shall be made when (i) a final decision on the merits, by a court or other body before whom the proceeding was brought, that the person to be indemnified was not liable by reason of disabling conduct or, (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of the company as defined in section 2(a)(19) of the 1940 Act, nor parties to the proceedings or (b) an independent legal counsel in a written opinion. The Trust may, by vote of a majority of a quorum of Trustees who are not interested persons, advance attorneys' fees or other expenses incurred by officers, Trustees, investment advisers or principal underwriters, in defending a proceeding upon the undertaking by or on behalf of the person to be indemnified to repay the advance unless it is ultimately determined that he is entitled to indemnification. Such advance shall be subject to at least one of the following: (1) the person to be indemnified shall provide a security for his undertaking, (2) the Trust shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested, non-party Trustees of the Trust, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the person to be indemnified ultimately will be found entitled to indemnification. The law of Massachusetts is superseded by the 1940 Act insofar as it conflicts with the 1940 Act or rules published thereunder.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Set out below is a list of each director and officer of AGA Investment Advisory Services, Inc. ("Adviser") indicating each other business, profession, vocation, or employment of a substantial nature in which each such person has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, partner, or trustee. Unless otherwise specified, the principal business address of the Adviser is 2929 Allen Parkway, Houston, Texas 77019. See also the information set out under the caption "Trustees and Officers" in Part B of this Registration Statement, which is incorporated herein by reference to the extent applicable. Companies, other than the Adviser, identified in the list below are

The Variable Annuity Life Insurance Company ("VALIC"), American General Annuity Insurance Company ("AGAIC") and American General Corporation ("AGC").

               NAME                    COMPANY                          TITLE
               ----                    -------                          -----
Richard W. Scott..................  Adviser,        President & Chief Executive Officer
                                    VALIC, AGAIC
                                                    Director, Vice President & Chief Investment
                                    AGC             Officer
                                                    Executive Vice President & Chief Investment
                                                    Officer
Peter Tuters......................  Adviser,        Executive Vice President
                                    VALIC, AGAIC    Vice President and Investment Officer
                                    AGC             Senior Vice President -- Investments
Maruti More.......................  Adviser,        Vice President -- Investments
                                    VALIC, AGAIC
Kurt Fredland.....................  Adviser         Vice President -- Investments
Cynthia A. Toles..................  Adviser,        Secretary
                                    VALIC, AGAIC    Senior Vice President, General Counsel &
                                                    Secretary
Patrick E. Grady..................  Adviser,        Treasurer
                                    VALIC, AGAIC    Senior Vice President and Treasurer
D. Lynne Walters..................  Adviser,        Tax Officer
                                    VALIC, AGAIC
Rembert R. Owen...................  Adviser,        Real Estate Investment Officer & Assistant
                                    VALIC, AGAIC    Secretary
Nori Gabert.......................  Adviser         Assistant Secretary
Cheryl G. Hemley..................  Adviser,        Assistant Secretary
                                    VALIC, AGAIC
Patricia W. Neighbors.............  Adviser,        Assistant Secretary
                                    VALIC, AGAIC
Daniel R. Cricks..................  Adviser,        Assistant Tax Officer
                                    VALIC, AGAIC
Terry Festervand..................  Adviser         Assistant Treasurer
James L. Gleaves..................  Adviser,        Assistant Treasurer
                                    VALIC, AGAIC
Tara S. Rock......................  Adviser,        Assistant Treasurer
                                    VALIC, AGAIC
Barbara G. Trygstad...............  Adviser,        Assistant Treasurer
                                    VALIC, AGAIC
Marylyn S. Zlotnick...............  Adviser,        Assistant Treasurer
                                    VALIC, AGAIC    Assistant Controller

ITEM 27.  PRINCIPAL UNDERWRITERS.

     Not Applicable

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

     The books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be in the physical possession of either:

         THE ADVISER:

         AGA Investment Advisory Services, Inc.
         2929 Allen Parkway
         Houston, Texas 77019

         THE CUSTODIAN AND SUB-ADMINISTRATOR:

         The State Street Bank and Trust Company
         225 Franklin Street
         Boston, Massachusetts 02110

         INVESTMENT SUB-ADVISERS:

         Credit Suisse Asset Management
         One Citicorp Center
         153 East 53rd Street
         New York, New York 10022

         Credit Suisse Asset Management, Ltd.
         Beaufort House
         15 St. Botolph St.
         London, England

         OneCap Advisors
         One World Financial Center,
         200 Liberty St.
         New York, New York 10281

         State Street Global Advisors
         Two-International Place
         Boston, MA 02110

         Van Kampen Asset Management Inc.
         One Parkview Plaza
         Oakbrook Terrace, Il. 60181

ITEM 29.  MANAGEMENT SERVICES.

     There is no management-related service contract not discussed in Parts A or B of this Form N-1A.

ITEM 30.  UNDERTAKINGS.

     Not Applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 4 to its Registration Statement to be signed on its behalf, by the undersigned, duly authorized, in the City of Houston, and State of Texas on the 25th day of February, 1999.

                                          AGA SERIES TRUST

                                          By:     /s/ RICHARD W. SCOTT
                                            ------------------------------------
                                                      Richard W. Scott
                                                  Chairman, President and
                                                Principal Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 4 has been signed below by the following persons in the capacities and on the date indicated.

                      SIGNATURE                                  TITLE                      DATE
                      ---------                                  -----                      ----

                /s/ RICHARD W. SCOTT                   Chairman, President and    February 25, 1999
-----------------------------------------------------    Principal Executive
                  Richard W. Scott                       Officer

                /s/ GREGORY R. SEWARD                  Treasurer                  February 25, 1999
-----------------------------------------------------
                  Gregory R. Seward

                /s/ TERRY L. SWENSON                   Trustee                    February 25, 1999
-----------------------------------------------------
                  Terry L. Swenson

                  /s/ HUGH L. HYDE                     Trustee                    February 25, 1999
-----------------------------------------------------
                    Hugh L. Hyde

                          *                            Trustee                    February 25, 1999
-----------------------------------------------------
                   Melvin C. Payne

               /s/ S. TEVIS GRINSTEAD                  Trustee                    February 25, 1999
-----------------------------------------------------
                 S. Tevis Grinstead

By:      /s/ NORI L. GABERT
    --------------------------------
            *Nori L. Gabert
           Power of Attorney

                               INDEX TO EXHIBITS

         (a)  2. Amendment to Declaration of Trust

         (d)  2. (iii) Sub-Advisory Agreement dated October 31, 1996, among Van
                       Kampen American Capital Asset Management Inc., the Adviser and the Registrant.
                 (v)   Sub-Advisory Agreement dated November 5, 1997, among OpCap
                       Advisors, the Adviser and the Registrant.
         (g)  Custodian Agreement between the Registrant and State Street Bank and
              Trust Company.

         (h)  1. Transfer Agency and Service Agreement between the Registrant and
                 State Street Bank and Trust Company.
              2. Subadministration Agreement for Reporting and Accounting Services
                 between the Registrant and State Street Bank and Trust Company.

         (i)  Opinion and Consent of Counsel

         (j)  Consent of Independent Auditors

         (n)  Financial Data Schedule

         (p)  Powers of Attorney for AGA Series Trust Trustee, Mr. Payne.